                                                       Registration No. 2-74667
                                                       Registration No.811-3301
-------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                       ----------------------------------

                                    FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                    [ ]

         Pre-Effective Amendment No.


         Post-Effective Amendment No.  32                                  [X]


                                     AND/OR

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940            [ ]


         Amendment No.  34                                                 [X]


                        (Check appropriate box or boxes)
                        --------------------------------

                            SEPARATE ACCOUNT NO. 301
                                       of
           THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
                           (Exact Name of Registrant)

                           --------------------------

           THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
                              (Name of Depositor)
             1290 Avenue of the Americas, New York, New York 10104
              (Address of Depositor's Principal Executive Offices)

+
      Depositor's Telephone Number, including Area Code: 1-(800) 248-2138

                           --------------------------

                                 ROBIN WAGNER
                           VICE PRESIDENT AND COUNSEL

           The Equitable Life Assurance Society of the United States
              1290 Avenue of the Americas, New York, New York 10104
                   (Names and Addresses of Agents for Service)

           ---------------------------------------------------------

                  Please send copies of all communications to:
                               PETER E. PANARITES
                        Freedman, Levy, Kroll & Simonds
                    1050 Connecticut Avenue, N.W., Suite 825
                             Washington, D.C. 20036

                  --------------------------------------------

         Approximate Date of Proposed Public Offering: Continuous

         It is proposed that this filing will become effective (check appropriate box):

[ ]      Immediately upon filing pursuant to paragraph (b) of Rule 485.


[X]      On May 1, 2000 pursuant to paragraph (b) of Rule 485.


[ ]      60 days after filing pursuant to paragraph (a)(1) of Rule 485.

[ ]      On (date) pursuant to paragraph (a)(1) of Rule 485.

[ ]      75 days after filing pursuant to paragraph (a)(2) of Rule 485.

[ ]      On (date) pursuant to paragraph (a)(3) of Rule 485.


If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for previously filed post-effective amendment.


Title of Securities Being Registered:

         Units of interest in separate account under variable annuity contracts.

                         -----------------------------

                                                Equitable Life's 300+ Series
                                                Certificates under Group Annuity
                                                Contracts
--------------------------------------------------------------------------------

PROSPECTUS                                      [GRAPHIC OF EQUITABLE LOGO]
MAY 1, 2000

Equitable Life's 300+ Series
Certificates under Group Annuity Contracts

PROSPECTUS DATED MAY 1, 2000
--------------------------------------------------------------------------------


This prospectus contains important information that you should know before purchasing, or taking any other action under a Certificate. Also, at the end of this prospectus you will find attached the prospectus for EQ Advisors Trust, which contains important information about the Funds. Please read and keep these prospectuses for future reference.


WHAT IS EQUITABLE LIFE'S 300+ SERIES?


Equitable Life's 300+ Series Certificates are group annuity contracts issued by The Equitable Life Assurance Society of the United States. They provide a means for the accumulation of retirement savings and for income. You invest to accumulate on a tax-deferred basis in one or more of our variable investment funds ("Funds") or guaranteed rate accounts ("GRAs"), the "investment options" in Equitable Life's 300+ Series.




--------------------------------------------------------------------------------
VARIABLE INVESTMENT FUNDS
--------------------------------------------------------------------------------
   o Alliance Money Market        o Alliance Conservative
   o Alliance Intermediate          Investors
     Government Securities        o Alliance Growth Investors
   o Alliance High Yield          o MFS Emerging Growth
   o EQ/Balanced*                   Companies
   o Alliance Growth & Income     o BT Equity 500 Index
   o Alliance Common Stock        o Lazard Small Cap Value
   o EQ/Aggressive Stock**        o T. Rowe Price International
   o Alliance Global                Stock
--------------------------------------------------------------------------------



*  Formerly known as Alliance Balanced.

** Formerly known as Alliance Aggressive Stock.

You may allocate amounts to any of the Funds. They, in turn, invest in a corresponding securities portfolio ("Portfolio") of EQ Advisors Trust. Your investment results in a Fund will depend on the investment experience of the related Portfolio and timing of transactions such as contributions and transfers. Each Fund is a subaccount of our Separate Account No. 301.


GUARANTEED RATE ACCOUNTS. You may allocate amounts to the GRAs which offer guarantees of principal, as well as interest at rates we set.

TYPES OF CONTRACTS. We offer the Certificates for use as:

o Regular IRAs or Roth IRAs

o Tax Sheltered Annuities ("TSAs")

o Simplified Employee Pensions ("SEP")

o Savings Incentive Match Plans for Employees ("SIMPLE")

A registration statement relating to this offering has been filed with the Securities and Exchange Commission ("SEC"). A Statement of Additional Information, or "SAI," dated May 1, 2000, which is part of the registration statement, is available free of charge upon request by writing to us or calling 1-800-248-2138, our toll-free number. The SAI has been incorporated by reference into this prospectus. The table of contents for the SAI appears at the back of this prospectus.


THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THE CERTIFICATES ARE NOT INSURED BY THE FDIC OR ANY OTHER AGENCY. THEY ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF ANY BANK AND ARE NOT BANK GUARANTEED. THEY ARE SUBJECT TO INVESTMENT RISKS AND POSSIBLE LOSS OF PRINCIPAL.

                        ---------------------------------

Copyright 2000 The Equitable Life Assurance Society of the United States, New York, New York 10104. All rights reserved.

Contents of this prospectus

------
  2
--------------------------------------------------------------------------------

EQUITABLE LIFE'S 300+ SERIES


---------------------------------------------------------------
Index of Key Words and Phrases                              4
Equitable Life's 300+ Series Certificates at a Glance -
   Key Features                                             5

---------------------------------------------------------------
FEE TABLE                                                   6
---------------------------------------------------------------
Examples                                                    7
Condensed financial information                             8


---------------------------------------------------------------
1  CERTIFICATE FEATURES                                      9
---------------------------------------------------------------
How Do I Purchase and Contribute to My Certificate?         9
Owner and Annuitant Requirements                           10
How Do I Make My Contributions?                            10
What Are My Investment Options Within the Certificate?     11
Portfolios of EQ Advisors Trust                            11
Guaranteed Rate Accounts                                   11
Allocating Your Contributions                              12
Your Right to Cancel Within a Certain Number of Days       13


---------------------------------------------------------------
2  DETERMINING YOUR CERTIFICATE'S VALUE                    14
---------------------------------------------------------------
Your Account Balance in the Funds                          14
Your Account Balance in the GRAs                           14


---------------------------------------------------------------
3  TRANSFERRING YOUR MONEY AMONG
   INVESTMENT OPTIONS                                      15
---------------------------------------------------------------


--------------------------------------------------------------------------------


"We," "our" and "us" refers to Equitable Life.

When we address the reader of this prospectus with words such as "you" and "your," we mean the person who has the right or responsibility that the prospectus is discussing at that point. This is usually the Certificate owner who we may also refer to as the "participant."

------
  3
--------------------------------------------------------------------------------



----------------------------------------------------------------
4  ACCESSING YOUR MONEY                                     16
----------------------------------------------------------------
Withdrawing Your Account Balance                            16
Choosing Your Retirement Payout Options                     16


----------------------------------------------------------------
5  CHARGES AND EXPENSES                                     19
----------------------------------------------------------------
Charges that Equitable Life Deducts                         19
Charges for State Premium and Other Applicable Taxes        19
Charges That EQ Advisors Trust Deducts                      19
Certain Expense Limitations                                 20
Life Annuity Administrative Charge                          20
SEP and SIMPLE Enrollment Fee                               20
Guaranteed Rate Accounts Withdrawal Charge                  21


----------------------------------------------------------------
6  PAYMENT OF DEATH AND DISABILITY BENEFIT                  22
----------------------------------------------------------------
Your Beneficiary and Payment of Death Benefit               22
When the Participant Dies Before Distributions Begin        22
When the Participant Dies After the Retirement Date         22
Disability Payment                                          22


----------------------------------------------------------------
7  TAX INFORMATION                                          23
----------------------------------------------------------------
Tax Changes                                                 23
Tax-Sheltered Annuity Arrangements (TSAs)                   23
Individual Retirement Annuities (Regular and Roth IRAs)     23
IRAs Under Simplified Employee Pension Plans (SEPs and
   SIMPLEs)                                                 23


----------------------------------------------------------------
8  MORE INFORMATION                                         25
----------------------------------------------------------------
About Equitable Life                                        25
About Separate Account No. 301                              25
About EQ Advisors Trust                                     25
About the General Account                                   26
Dates and Prices at Which Certificate Events Occur          26
About Your Voting Rights                                    26
About the Group Annuity Contracts                           27
IRS Disqualification                                        27
About Legal Proceedings                                     27
About Our Independent Accountants                           28
Transfers of Ownership, Collateral Assignments, Loans,
   and Borrowing                                            28
Underwriter                                                 28
Reports and Additional Information                          28


----------------------------------------------------------------
9  INVESTMENT PERFORMANCE                                   29
----------------------------------------------------------------
Benchmarks                                                  29
Annual Percent Changes in Unit Value                        30
Annualized Rates of Returns                                 31


----------------------------------------------------------------
10 APPENDIX I: CONDENSED FINANCIAL
   INFORMATION                                             A-1
----------------------------------------------------------------


----------------------------------------------------------------
11 TABLE OF CONTENTS OF STATEMENT OF
   ADDITIONAL INFORMATION                                  S-1
----------------------------------------------------------------


----------------------------------------------------------------
12 HOW TO REACH US                                 back cover
----------------------------------------------------------------

Equitable Life's 300+ Series

-------
   4
--------------------------------------------------------------------------------

INDEX OF KEY WORDS AND PHRASES

This index should help you locate more information on the terms used in this prospectus.



                                  PAGE

Accessing Your Money              16
account balance                   14
annuitant                         17
Annuity Payout Options            17
beneficiary                       22
Business Day                      10
cash value                        14
Charges and Expenses              19
contributions                     10
Death Benefit                     22
Guaranteed Rate Accounts          12
Investment Options                11
Investment Performance            29
Key Features                       5
Payout Options                    16
Portfolio                        cover
Processing Office             back cover
Regular IRA                       23
Retirement Payout Options         16
Right to Cancel                   13
Roth IRA                          23
SAI                               S-1
SEPs                              23
SIMPLEs                           23
Tax Information                   23
Transferring Your Money           15
TSA                               23
Unit                              14
Variable Investment Funds         11
Voting Rights                     26

Equitable Life's 300+ Series

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  5
--------------------------------------------------------------------------------

EQUITABLE 300+ SERIES CERTIFICATES AT A GLANCE - KEY FEATURES

PROFESSIONAL INVESTMENT MANAGEMENT


Equitable Life's 300+ Series Funds invest in different Portfolios managed by professional investment advisers.


GUARANTEED RATE ACCOUNTS

o    New GRAs with one and three-year guarantee periods offered quarterly.

o Principal guaranteed; interest guaranteed when GRA is held to maturity of guarantee period.

TAX ADVANTAGES OF PLAN

o    On contributions

     Pre-tax contributions except for certain IRAs and for Roth IRAs.

o    On earnings inside the Certificate

     No tax on any dividends, interest or capital gains until you make withdrawals or receive distributions.

o    On transfers inside the Certificate

     No tax on transfers among investment options.

o    On payout

Tax-favored payout alternatives.

If you are buying a contract to fund a retirement plan that already provides tax deferral under Federal income tax rules, you should do so for the contract's features and benefits other than tax deferral. The tax deferral of the contract does not provide additional benefits

MINIMUM CONTRIBUTION AMOUNTS

o Equitable Life has no minimum (If you are contributing through an employer, the employer may have a minimum).

ACCESS TO YOUR MONEY

o Lump sum withdrawals (You may be subject to a withdrawal charge for certain withdrawals or transfers from the GRAs. You may also incur income tax and a penalty tax on any withdrawal.)

PAYOUT ALTERNATIVES

o    Fixed annuity payout benefit

o    Periodic distribution option

o    Single sum payment

o    Other annuity or optional retirement benefits we may offer

ADDITIONAL FEATURES


o    Transfers among the Funds.


o    Transfers from the GRAs, subject to special rules

o Toll-free telephone access to information regarding your account and use of AIM system for transfers

FEES AND CHARGES

o Participant service charge assessed quarterly for certain administrative services. Maximum of $30 per year.

o Administrative charge, for expenses not covered by the participant service charge, assessed daily against assets of the Funds at an annual rate of 0.25%.

o Other expenses charged directly to the Funds for operating expenses. o 7% charge, not to exceed interest earned, on amounts withdrawn or transferred from GRAs. There are exceptions to withdrawal charge.


o Annual expenses of EQ Advisors Trust Portfolios are calculated as a percentage of net assets in each Portfolio. These expenses include management fees ranging from 0.25% to 0.85% annually, other expenses and, for certain portfolios, 12b-1 fees of 0.25% annually.


o One-time enrollment fee of $25 for each employee Certificate owner participating in a SEP or SIMPLE; payable by the employee or the employer.

o Annuitization fee of up to $350 if a participant elects an annuity option at retirement. A higher fee may apply when an optional annuity benefit, other than the normal form of annuity, is elected.

The above is not a complete description of all material provisions of the Certificates. For more detailed information we urge you to read the contents of this prospectus, as well as your Certificate. Please feel free to speak with us if you have any questions.

Fee table

------
  6
--------------------------------------------------------------------------------


The fee table below will help you understand the various charges and expenses that apply under your Certificate. The table reflects Fund charges you will directly incur under the Certificate, as well as charges and expenses of the Portfolios that you will bear indirectly. Charges designed to approximate certain taxes that may be imposed on us, such as state premium taxes in your state, and enrollment fees may also apply. Also, an annuity administrative fee may apply when your annuity payments are to begin. Each of the charges and expenses is further discussed under "Charges and Expenses" later in this prospectus. For a complete description of Portfolio charges and expenses, please see the attached prospectus for EQ Advisors Trust. The Fund charges shown in the table are expressed as an annual percentage of daily net assets, in each Fund. The EQ Advisors Trust annual expenses are shown as a percentage of average daily net assets in each Portfolio.


      --------------------------------------------------------------
       CERTIFICATE OWNER TRANSACTION EXPENSES:
      --------------------------------------------------------------
       Sales load on purchases                                None
      --------------------------------------------------------------
       Maximum annual participant service charge               $30
      --------------------------------------------------------------


                       EQ ADVISORS TRUST ANNUAL EXPENSES



------------------------------------------------------------------------------------------------------------------------------------
                                     FUND RELATED EXPENSES                   TRUST RELATED EXPENSES
                           ---------------------------------------------------------------------------------------------------------

                                                                                            OTHER        TOTAL ANNUAL
                                                                                           EXPENSES         EXPENSES
                            ADMINISTRATION    OTHER             MANAGEMENT     12B-1   (AFTER EXPENSE   (AFTER EXPENSE    TOTAL
                               CHARGE       EXPENSES    TOTAL    FEES(1)      FEES(2)   LIMITATION)(3)   LIMITATION)(4)  EXPENSES
------------------------------------------------------------------------------------------------------------------------------------
Alliance Money Market           0.25%        0.12%      0.37%     0.34%          N/A         0.05%            0.39%        0.76%
Alliance High Yield             0.25%        0.51%      0.76%     0.60%          N/A         0.05%            0.65%        1.41%
Alliance Common Stock           0.25%        0.11%      0.36%     0.46%          N/A         0.04%            0.50%        0.86%
EQ/Aggressive Stock             0.25%        0.24%      0.49%     0.60%          N/A         0.04%            0.64%        1.13%
Alliance Intermediate
  Government Securities         0.25%        0.16%      0.41%     0.35%          N/A         0.07%            0.42%        0.83%
Alliance Growth & Income        0.25%        0.18%      0.43%     0.59%          N/A         0.05%            0.64%        1.07%
Alliance Global                 0.25%        0.19%      0.44%     0.73%          N/A         0.09%            0.82%        1.26%
Alliance Conservative
  Investors                     0.25%        0.44%      0.69%     0.60%          N/A         0.07%            0.67%        1.36%
Alliance Growth Investors       0.25%        0.35%      0.60%     0.57%          N/A         0.05%            0.62%        1.22%
EQ/Balanced                     0.25%        0.12%      0.37%     0.57%          N/A         0.05%            0.62%        0.99%
BT Equity 500 Index             0.25%        0.15%      0.40%     0.25%        0.25%         0.10%            0.60%        1.00%
Lazard Small Cap Value          0.25%        0.15%      0.40%     0.75%        0.25%         0.10%            1.10%        1.50%
MFS Emerging Growth
  Companies                     0.25%        0.12%      0.37%     0.65%        0.25%         0.10%            1.00%        1.37%
T. Rowe Price International
  Stock                         0.25%        0.14%      0.39%     0.85%        0.25%         0.15%            1.25%        1.64%




(1) The management fees shown reflect revised management fees, effective on May 1, 2000 which were approved by shareholders at a meeting on April 14, 2000. The management fee shown for T. Rowe Price International Stock does not reflect the waiver of a portion of the portfolio's investment management fees that is currently in effect. The management fee for each portfolio cannot be increased without a vote of each portfolio's shareholders. The annual amount of management fees applicable to the Alliance Money Market Portfolio and Alliance Intermediate Government Securities Portfolio is, in each case, limited to 0.35% of the value of the Portfolio's average daily net assets. This limitation is a Certificate right for participants who enrolled prior to May 1, 1987 and cannot be changed without their prior consent. Equitable Life has voluntarily agreed to impose this limitation for all other participants in those Portfolios and reserves the right to discontinue the limitation at any time. Absent this limitation, the management and advisory fees for the Alliance Intermediate Government Securities Portfolio would be 0.50% and for the Alliance Money Market Portfolio would be 0.34%, since actual fees were less than the limitation. See "Charges and Expenses-Expense Limitations."

(2) Applicable Portfolio shares are subject to fees imposed under the distribution plan (the "Rule 12b-1 Plan") adopted by EQ Advisors Trust pursuant to Rule 12b-1 under the Investment Company Act of 1940. The 12b-1 fee will not be increased for the life of the contracts.

(3) The amounts shown as "Other Expenses" will fluctuate from year to year depending on actual expenses. See footnote (4) for any expense limitation agreements.

     On October 18, 1999, the Alliance portfolios became part of the portfolios of EQ Advisors Trust. The "Other Expenses" for these portfolios have been restated to reflect the estimated expenses that would have been incurred had these portfolios been portfolios of EQ Advisors Trust for the entire year ended December 31, 1999. The restated expenses reflect an increase of 0.01% for each of these portfolios.

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  7

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(4)  Equitable Life, EQ Advisors Trust's manager, has entered into an expense limitation agreement with respect to certain portfolios. Under this agreement Equitable Life has agreed to waive or limit its fees and assume other expenses. Under the expense limitation agreement, total annual operating expenses of certain portfolios (other than interest, taxes, brokerage commissions, capitalized expenditures and extraordinary expenses) are limited as a percentage of the average daily net assets of each of the following portfolios: 1.75% for T. Rowe Price International Stock; 1.10% for Lazard Small Cap Value; 1.00% for MFS Emerging Growth Companies; and 0.60% for BT Equity 500 Index. The expense limitations for the BT Equity 500 Index, MFS Emerging Growth Companies, and T. Rowe Price International Stock portfolios reflect an increase effective on May 1, 2000. The expense limitation for the Lazard Small Cap Value Portfolio reflects a decrease effective on May 1, 2000.

     Absent the expense limitation, the "Other Expenses" for 1999 on an annualized basis for each of the portfolios would have been as follows:
     0.30% for T. Rowe Price International Stock; 0.26% for Lazard Small Cap Value; 0.17% for MFS Emerging Growth Companies; and 0.18% for BT Equity 500 Index.

     Each portfolio may at a later date make a reimbursement to Equitable Life for any of the management fees waived or limited and other expenses assumed and paid by Equitable Life pursuant to the expense limitation agreement provided that, among other things, such portfolio has reached sufficient size to permit such reimbursement to be made and provided that the portfolio's current annual operating expenses do not exceed the operating expense limit determined for such portfolio. For more information see the prospectus for EQ Advisors Trust.


EXAMPLES

The examples below show the expenses that a hypothetical participant would pay, assuming a $1,000 contribution is invested in one of the Funds listed, and a 5% annual return on assets(1). The expenses are the same whether or not the participant withdraws amounts held in any of the Funds. For purposes of the examples, the participant service charge is computed by applying a charge of $12 to the average number of participants for the year, divided by average assets for each Fund for the same period.

These examples should not be considered a representation of past or future expenses for each Fund or Portfolio. Actual expenses may be greater or less than those shown below. Similarly, the annual rate of return assumed in the examples is not an estimate or guarantee of future investment performance.


---------------------------------------------------------------------------------------------------
                                          1 YEAR         3 YEARS         5 YEARS        10 YEARS
---------------------------------------------------------------------------------------------------
Alliance Money Market                       $7.96        $24.88          $43.26          $96.35
Alliance Intermediate Government
  Securities                                 8.77         22.41           47.61          105.80
Alliance High Yield                         14.67         45.55           78.64          172.01
Alliance Balanced                           10.40         32.45           56.26          124.49
Alliance Growth & Income                    11.22         34.96           60.56          133.71
Alliance Common Stock                        9.08         28.36           49.24          109.33
Alliance Aggressive Stock                   11.82         36.83           63.77          140.57
Alliance Global                             13.14         40.89           70.70          155.28
Alliance Conservative Investors             14.16         44.00           76.00          166.47
Alliance Growth Investors                   12.74         39.65           68.57          150.78
MFS Emerging Growth Companies               14.26         44.31              -              -
BT Equity 500 Index                         10.50         32.76              -              -
Lazard Small Cap Value                      15.58         48.34              -              -
T. Rowe Price International Stock           16.99         52.66              -              -
---------------------------------------------------------------------------------------------------


(1) The amount accumulated from the $1,000 contribution could not be paid in the form an annuity at the end of any of the periods shown in the examples. This is because the minimum amount applied must be $2,000 and the initial annuity payment must be at least $20. See "Certificate Provisions-Retirement Benefits." In some cases, charges for state premium or other taxes will be deducted from the amount applied.

IF YOU ELECT AN ANNUITY PAYOUT OPTION UNDER WHICH WE DEDUCT A $350 ANNUITIZATION
FEE:


ASSUMING AN ANNUITY PAYOUT OPTION COULD BE ISSUED, THE EXPENSES SHOWN IN THE ABOVE EXAMPLE WOULD, IN EACH CASE, BE INCREASED BY $4.34 BASED ON THE AVERAGE AMOUNT APPLIED TO ANNUITY PAYOUT OPTIONS IN 1999.

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  8
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CHARGE FOR WITHDRAWALS OR TRANSFERS FROM GRAS. We impose a charge of 7% of the amount withdrawn or transferred (including the amount of the withdrawal charge), but not more than the accumulated interest, on the amount withdrawn or transferred, from any GRA. The charge does not apply to your contributions or at maturity of the GRA, among other exceptions.

ANNUITIZATION FEE. If you elect the fixed annuity benefit available under your Certificate we will deduct a charge of up to $350 at the time we provide that benefit. The charge may be greater if, at that time, we offer more favorable annuity purchase rates for the same benefit.

CONDENSED FINANCIAL INFORMATION

Please see APPENDIX I, at the end of this prospectus, for the unit values, as of the dates shown, for each of the Funds.

Certificate features

--------
  9
--------------------------------------------------------------------------------

HOW DO I PURCHASE AND CONTRIBUTE TO MY CERTIFICATE?

You or your employer may purchase and contribute to a Certificate by making payments to us. You may contribute under a Regular IRA, Roth IRA, SIMPLE IRA, or under a SEP. Your employer contributes under a SEP, TSA, or SIMPLE IRA. We have no minimum contribution amount. However, an employer may establish a minimum contribution amount for payroll deductions. The following table summarizes certain information regarding the Certificates and contributions.


------------------------------------------------------------------------------------------------------------------------------------
 CERTIFICATE TYPE                               CONTRIBUTION SOURCES                     CONTRIBUTION LIMITATIONS
------------------------------------------------------------------------------------------------------------------------------------

Regular IRA                                   o "Regular" IRA contributions              o No additional regular IRA
                                                not to exceed $2,000 each year.            contributions after age
 - typically pre-tax contributions            o Rollovers from a qualified plan.           70 1/2.
 - distributions are taxable                  o Rollovers from a TSA.                    o Rollover or direct transfer
                                              o Rollovers from another                     contributions after age 70 1/2 must be
                                                traditional individual                     net of required minimum distributions.
                                                retirement arrangement.
                                              o Direct custodian-to-custodian
                                                transfers from other traditional
                                                individual retirement
                                                arrangements.
------------------------------------------------------------------------------------------------------------------------------------
Roth IRA                                      o "Regular Roth" IRA contributions         o Conversion rollovers after age
 - after-tax contributions                      not to exceed $2,000 each year.            70 1/2 must be net of required
 - distributions are tax-free                 o Conversion rollovers from a                minimum distributions for the
   when conditions met                          Regular IRA.                               Regular IRA you are rolling over.
                                              o Rollovers from another Roth IRA.         o You cannot make a conversion
                                              o Direct transfers from another              rollover from a Regular IRA if
                                                Roth IRA.                                  your adjusted gross income is
                                                                                           $100,000 or more.
------------------------------------------------------------------------------------------------------------------------------------
TSA                                           o Employer remitted "salary                o Maximum amount of contributions
 - favorable tax treatment for employees        reduction" and/or "nonelective"            subject to tax law formula which
   of tax-exempt organizations and public       employer contributions.                    varies; maximum salary reduction
   schools                                    o Rollovers from another TSA                 contribution is $10,500 for
                                                contract or arrangement.                   2000.
                                              o Direct transfers from another            o Rollover or direct transfer
                                                contract or arrangement                    contributions after age
                                                complying with Code Section                70 1/2 must be net of required
                                                403(b) by means of IRS Revenue             minimum distributions.
                                                Ruling 90-24.
------------------------------------------------------------------------------------------------------------------------------------
SEP                                           o Employer contributions.                  o Annual employer contributions up
 - simplified employee pension plans          o Employee contributions permitted.          to the lesser of $25,500 for
 - employer contributions to a Regular IRA      (only if SARSEP existed prior to           2000 or 15% of employee
   issued to and owned by employee              January 1, 1997)                           compensation.
                                                                                         o Employee contributions subject
                                                                                           to Regular IRA limits.
------------------------------------------------------------------------------------------------------------------------------------
SIMPLE IRA                                    o Employee salary reduction and            o Salary reduction contributions
 - savings incentive match                      employer matching contributions            up to $6,000; employer matching
   plan for employees                           or employer non-elective                   contributions up to 3% of
 - employer contributions to a Regular IRA      contributions.                             employee compensation.
   issued to and owned by employee
------------------------------------------------------------------------------------------------------------------------------------

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  10

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See "Tax Information" for a more detailed discussion of certain contribution and other limitations.

OWNER AND ANNUITANT REQUIREMENTS

The annuitant and the owner must be the same person.

HOW DO I MAKE MY CONTRIBUTIONS?

Contributions must be in the form of a check drawn on a bank in the U.S. clearing through the Federal Reserve System, in U.S. dollars and made payable to Equitable Life. We do not accept third party checks endorsed to us except for rollover contributions, tax-free exchanges or trustee checks that involve no refund. All checks are subject to collection. We reserve the right to reject a payment if it is received in an unacceptable form.

We do not monitor whether contributions exceed limitations in the Internal Revenue Code. However, we reserve the right to refuse contributions that we believe to exceed those limitations.

You make contributions under a Regular IRA or Roth IRA Certificate by sending your payment directly to us. For TSA, SEP or SIMPLE IRA Certificates, your employer sends contributions to us on your behalf. Payroll deduction amounts will be automatically transferred to us for allocation to the investment options as you direct.

We invest your contributions on the date we receive them, provided they are accompanied by a properly completed instructions form. If the date of receipt is not a Business Day, we invest your contributions on the next Business Day.

Initial contributions must be accompanied by an application and any other form we require to process the payments. We may retain your initial contribution for five Business Days while we attempt to obtain any information that is missing or unclear. If we cannot obtain the information we require within the five Business Days, our Processing Office will inform you or your employer of the circumstances and return the contribution unless you or your employer specifically consent to our retaining your contribution until we receive the required information.


OUR "BUSINESS DAY" GENERALLY IS ANY DAY ON WHICH THE NEW YORK STOCK EXCHANGE AND EQUITABLE LIFE ARE OPEN FOR TRADING AND GENERALLY ENDS AT 4 P.M. EASTERN TIME. WE MAY, HOWEVER, CLOSE DUE TO EMERGENCY CONDITIONS.


DISCONTINUANCE AND RESUMPTION OF CONTRIBUTIONS

If contributions are discontinued your participation under a Certificate will remain in effect and contributions may be resumed at any time. However, under SEP and SIMPLE Certificates, contributions may not be resumed. We reserve the right to close a participant's account and terminate the Certificate if no contributions are made within 120 days of the issue date of a Certificate.

We also reserve the right to close a participant's account and pay any account balance if contributions are discontinued for at least three years from the date of the last contribution, and either (1) the account balance does not exceed $2,000 or (2) the annuity which the existing account balance would purchase at the participant's retirement date would be less than $20 per month based on the current annuity rates in effect under the Certificate.

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WHAT ARE MY INVESTMENT OPTIONS WITHIN THE CERTIFICATE?



We allocate your contributions among the investment options available under the Certificates according to your instructions. Your investment options are the Funds and the GRAs.

VARIABLE INVESTMENT FUNDS



Your investment results in any one of the Funds will depend on the investment performance of the underlying Portfolios. Listed below are the currently available Portfolios, their investment objectives, and their advisers. YOU CAN CHOOSE AMONG FUNDS THAT INVEST IN CORRESPONDING PORTFOLIOS.

PORTFOLIOS OF EQ ADVISORS TRUST





------------------------------------------------------------------------------------------------------------------------------------
    PORTFOLIO NAME                              OBJECTIVE                                        ADVISER
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Alliance Money Market               High level of current income while                   Alliance Capital Management L.P.
                                    preserving assets and maintaining liquidity
------------------------------------------------------------------------------------------------------------------------------------
Alliance Intermediate Government    High current income consistent with                  Alliance Capital Management L.P.
  Securities                        relative stability of Securities principal
------------------------------------------------------------------------------------------------------------------------------------
Alliance High Yield                 High return by maximizing                            Alliance Capital Management L.P.
                                    current income and, to the extent
                                    consistent with that objective, capital
                                    appreciation
------------------------------------------------------------------------------------------------------------------------------------
EQ/Balanced                         High return through a combination of                 Alliance Capital Management L.P.
                                    current income and capital appreciation              Capital Guardian Trust Company
                                                                                         Prudential Funds Investment Management, LLC
                                                                                         Jennison Associates, LLC
------------------------------------------------------------------------------------------------------------------------------------
Alliance Growth & Income            Long-term growth through a combination of            Alliance Capital Management L.P.
                                    current income and capital appreciation
------------------------------------------------------------------------------------------------------------------------------------
Alliance Common Stock               Long-term growth of capital and increasing           Alliance Capital Management L.P.
                                    income
------------------------------------------------------------------------------------------------------------------------------------
EQ/Aggressive Stock                 Long-term growth of capital                          Alliance Capital Management L.P.
                                                                                         MFS Financial Services Company
------------------------------------------------------------------------------------------------------------------------------------
Alliance Global                     Long-term growth of capital                          Alliance Capital Management L.P.
------------------------------------------------------------------------------------------------------------------------------------
Alliance Conservative Investors     High total return without, in the adviser's          Alliance Capital Management L.P.
                                    opinion, undue risk to principal
------------------------------------------------------------------------------------------------------------------------------------
Alliance Growth Investors           High total return consistent with the                Alliance Capital Management L.P.
                                    adviser's determination of reasonable risk
------------------------------------------------------------------------------------------------------------------------------------
MFS Emerging Growth Companies       Long-term growth of capital                          Massachusetts Financial Services Company
------------------------------------------------------------------------------------------------------------------------------------
BT Equity 500 Index                 Replicate as closely as possible (before             Bankers Trust Company
                                    the deduction of Portfolio expenses) the
                                    total return of the S&P 500
------------------------------------------------------------------------------------------------------------------------------------
Lazard Small Cap Value              Capital appreciation                                 Lazard Asset Management
------------------------------------------------------------------------------------------------------------------------------------
T. Rowe Price International Stock   Long-term growth of capital                          Rowe Price-Fleming International, Inc.
------------------------------------------------------------------------------------------------------------------------------------



Other important information about the Portfolios is included in the separate prospectus for EQ Advisors Trust attached at the end of this prospectus. We may add or delete Portfolios under the Funds.


GUARANTEED RATE ACCOUNTS

You can allocate contributions to the GRAs that provide principal and interest guarantees. These amounts become part of our general account assets. We discuss our general account under "More Information."

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  12

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Currently, we offer GRAs with guarantee periods of one and three years. We may offer additional or different guarantee periods in the future.

New one-year and three-year guarantee periods are offered each calendar quarter. We announce a fixed interest rate for each guarantee period at least 10 days before the beginning of the quarter. Interest rates are set according to our procedures at the time. Thus, different interest rates may apply to different amounts in the GRAs. All interest rates are effective interest rates, reflecting daily compounding and the deduction of the participant service charge. The guaranteed annual rate of interest will never be less than 3%.

At the end of a guarantee period (the maturity date), unless you instruct us otherwise, we will automatically contribute the accumulated amount to a new guarantee period of similar duration. If we are offering no guarantee period of a similar duration, we will transfer the amount to the maturity period of the shortest duration we then offer.


You may allocate amounts in maturing guarantee periods to one or more other investment options by using the AIM System. We must receive instructions before the maturity date. We will apply those instructions to all maturing guarantee periods until we receive other instructions.


The amount of your contributions to the GRAs is guaranteed by us (before deduction of any participant service charge). However, withdrawals and transfers out of a guarantee period before a maturity date, may be subject to a withdrawal charge. See "Charges and Expenses." For futher information regarding the GRAs, please see "The Guaranteed Rate Accounts" in the SAI.

ALLOCATING YOUR CONTRIBUTIONS


You may allocate your contributions to one or more, or all of the Funds or GRAs. Allocations must be in whole percentages, which you may change at any time in writing or by telephone using our AIM System. Changes are effective on the date we receive all necessary information. Allocation changes have no effect on amounts already invested.


OUR ACCOUNT INVESTMENT MANAGEMENT SYSTEM (AIM SYSTEM)

Participants may use our automated AIM System to transfer between investment options, obtain account information, change the allocation of future contributions and maturing GRAs and hear investment performance information. To use the AIM System, you must have a touch-tone telephone. We assign a personal security code ("PSC") number to you after we receive your completed enrollment form.

We have established procedures to reasonably confirm the genuineness of instructions communicated to us by telephone when using the AIM System. The procedures require personal identification information, including your PSC number, prior to acting on telephone instructions, and providing written confirmation of the transfers. Thus, we will not be liable for following telephone instructions we reasonably believe to be genuine.


A transfer request will be effective on the Business Day we receive the request. We will confirm all transfers in writing. We reserve the right to limit access to this service if we determine that you are engaged in a market timing strategy (see "Transferring your money among investment options"-"Market timing").

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YOUR RIGHT TO CANCEL WITHIN A CERTAIN NUMBER OF DAYS

If for any reason you are not satisfied with your Certificate, you may return it to us for a refund. To exercise this cancellation right, you must mail the Certificate directly to our Processing Office within 10 days after you receive it. In some states, this "free look" period may be longer.

Your refund will equal your contributions under the Certificate or, if greater, with respect to contributions allocated to the Funds, your account value, computed on the date we receive your Certificate.

We follow these same procedures if you change your mind before you receive your Certificate, but after you make a contribution. Please see "Tax Information" for possible consequences of canceling your Certificate.

If you fully convert an existing Regular IRA Certificate to a Roth IRA Certificate, you may cancel your Roth IRA Certificate and return to a Regular IRA Certificate by following the instructions in the request for full conversion form available from our Processing Office.

Determining your Certificate's value

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  14
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We credit the full amount of your contributions under your Certificate. At any time, the value of your Certificate is the "account balance" in the Funds and the GRAs to which you have allocated contributions. These amounts are subject to certain fees and charges that are reflected in your account balance, as applicable. See "Charges and Expenses."

We refer to the amount of the account balance attributable to the GRAs as their "cash value." The cash value of a GRA guarantee period reflects a withdrawal charge, as described below.

YOUR ACCOUNT BALANCE IN THE FUNDS

Your contributions to one or more of the Funds are, in turn, invested in shares of a corresponding Portfolio. The value of your interest in each Fund is measured by "units" that are purchased with your contributions. Your units will increase or decrease in value as though you had invested in the corresponding Portfolio's shares directly. Your account balance, however, will decrease by the amount of the fees and charges that we deduct under the Certificate. Your account balance will also decrease by the dollar amount of any withdrawals that you make.

We determine the number of units of a Fund you purchase by dividing the amount of your contribution by the Fund's unit value for the Business Day on which we receive your contribution. On any day, the value of your interest in a Fund equals the number of units credited to your Certificate under that Fund, multiplied by the value for one unit. The number of your units in any Fund does not change unless you make additional contributions, make a withdrawal, or transfer amounts between investment options.

YOUR ACCOUNT BALANCE IN THE GRAS

Your account balance in the GRAs, represented by their cash value, is equal to your contributions and transfers to those options, plus accrued interest, less withdrawals and transfers out of the GRAs and charge deductions. The cash value of your GRAs will be less any withdrawal charge that applies on withdrawals, including transfers, from any of your GRA guarantee periods prior to maturity. Thus, if you withdrew an amount from a GRA period, before the maturity date, we would pay you the cash value. Please see "The Guaranteed Rate Accounts" in the SAI for more information.

Transferring your money among Investment Options

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  15
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At any time before the date annuity benefit payments begin, you can transfer some or all of your account balance among the investment options. Withdrawals or transfers from the GRAs before a maturity date are restricted and may be subject to a withdrawal charge. See "Charges and Expenses."

You may request a transfer by telephone using our AIM System. Transfer requests should specify:

o    your Social Security number,

o    the amounts or percentages to be transferred, and

o    the investment options to and from which the amounts are to be transferred.

We will make transfers involving the Funds as of the Business Day we receive your transfer request and all necessary information.


Transfers are permitted to and from the guarantee periods of the GRAs, but transfers may not be made from one guarantee period to another, nor during the "open period" in calendar quarters when new guarantee periods are offered for GRAs. In the case of trustee-to-trustee transfers during the open period, we will impose a withdrawal charge. Transfers from a GRA guarantee period, like withdrawals, may be subject to a withdrawal charge.

MARKET TIMING. You should note that the product is not designed for professional "market timing" organizations, or other organizations or individuals engaging in a market timing strategy making programmed transfers, frequent transfers, or transfers that are large in relation to the total assets of the underlying mutual fund portfolios. Market timing strategies are disruptive to the underlying mutual fund portfolios in which the Funds invest. If we determine that your transfer patterns among the Funds reflect a market timing strategy, we reserve the right to take action that will prevent the use of a market timing strategy including, but not limited to: restricting the availability of transfers through telephone requests, facsimile transmissions, automated telephone services, Internet services or any electronic transfer services. We may also refuse to act on transfer instructions of an agent acting under a power of attorney who is acting on behalf of more than one owner.

Accessing your money

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 16
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WITHDRAWING YOUR ACCOUNT BALANCE

You can withdraw your account balance at any time before annuity benefits begin. Withdrawals from the GRAs will be withdrawals of cash value, giving effect to any withdrawal charge. No withdrawal charge applies to withdrawals from any of the Funds.

Partial withdrawals under a periodic distribution option are subject to certain restrictions that we describe below under "Choosing Your Retirement Payout Options." Distributions under TSA Certificates may also be subject to certain restrictions. For the tax consequences and restrictions relating to withdrawals see "Tax Information" below and in the SAI.

We will consider withdrawal requests that result in a total remaining account balance of less than $100 as a request to surrender your Certificate, unless you tell us otherwise.

Your request for a withdrawal should be in writing on our specified form. For a partial withdrawal, you must specify the investment options from which you want to take the withdrawal. Otherwise, we will withdraw from each investment option on a pro rata basis. If you request a full surrender, you must also send us your Certificate with the request. When we receive the information we require, the withdrawal or full surrender will become effective. If we receive only partial information, our Processing Office will contact you for complete instructions before processing your request.

SURRENDERING YOUR CERTIFICATE TO RECEIVE YOUR ACCOUNT BALANCE

You may surrender your Certificate to receive your account balance at any time before you begin to receive annuity payments. For a surrender to be effective, we must receive your written request on our prescribed form at our Processing Office. We will determine your account balance on the date we receive the required information. All benefits under the Certificate will terminate as of that date.

You may receive your account balance in a single sum payment or apply all or part of it to one or both of the annuity payout options described under "Choosing Your Annuity Payout Options" below. For the tax consequences of surrenders, see "Tax Information" below and in the SAI.

WHEN TO EXPECT PAYMENTS

Generally, we will fulfill requests for payments upon a withdrawal or surrender within seven calendar days after the date we receive all necessary information and documents we require in the circumstances. We may postpone such payments or application of proceeds for any period during which:

(1)  the New York Stock Exchange is closed or restricts trading,

(2) sales of securities or determination of the fair value of a Fund's assets is not reasonably practicable because of an emergency, or

(3) the SEC, by order, permits us to defer payment to protect persons remaining in the Funds.

CHOOSING YOUR RETIREMENT PAYOUT OPTIONS

When you are ready to receive retirement benefits you have a choice of several options:

o    Single sum benefit payment.

o    Periodic distribution option.

o    Fixed full cash refund annuity.

o    Other forms of annuities we may offer.

If you choose a single sum benefit payment, your account value in the Funds and cash value in the GRAs will be applied to provide the benefit. The cash value may reflect a withdrawal charge.

The same amounts will be applied to provide a periodic distribution option or the fixed full cash refund annuity under the Certificate, or any other optional fixed annuity we may offer. However, if you elect a periodic distribution or annuity, no withdrawal charge will be imposed on amounts derived from the GRAs.

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ANNUITY PAYOUT OPTIONS

You can choose from among the following annuity payout options:

FULL CASH REFUND ANNUITY. This is the "normal form of annuity benefit." It provides a fixed annuity for the lifetime of the annuitant. The participant's beneficiary will receive a cash refund if, at the participant's death, the total annuity payments do not equal the amount that we applied to provide the annuity. This refund equals the difference between the amount applied to purchase the annuity and the annuity payments actually received.

Once fixed payments begin, the amount of each payment does not change. We determine the minimum amount from tables in the Certificate that show monthly payments for each $1,000 applied (after deduction of any applicable tax charges and the annuitization fee). If our group annuity rates for payment of proceeds or our rate for single premium immediate annuities then in effect produces a larger payment, we pay the larger benefit. We may change the amount of monthly payments shown in Certificates for new participants.

PERIODIC DISTRIBUTION OPTION. An annuity option that pays out your entire account balance in monthly, quarterly, semi-annual or annual installment payments over a period of at least three years, as you or your beneficiary choose. The payout period may not generally exceed applicable life expectancy limitations, as described in "Tax Information" in the SAI.

To calculate the amount of each payment, you specify a dollar amount or a time period. If a time period, we determine the amount of a payment by dividing the remaining account balances by the number of remaining payments. We make withdrawals pro-rata from each investment option. Currently, we distribute periodic payments from the GRAs without withdrawal charges. We retain the right to suspend these distributions from the GRAs in the future.

We require an initial monthly payment of at least $50 under the periodic distribution option. After payments begin, you may continue to transfer amounts among the investment options, according to our rules. By written notice, you may make a partial withdrawal or elect to stop the periodic distribution payments and receive your remaining account balance in a single sum.

OTHER ANNUITIES OR OPTIONAL RETIREMENT BENEFITS. You may elect forms of fixed annuities, other than the normal form of annuity benefit, we offer, including joint and survivor annuities. Payments under life or joint life annuities that do not specify a minimum distribution period terminate with the death of the last surviving annuitant.

You may specify a minimum distribution period under which benefits continue to a beneficiary. You may not specify a minimum distribution period that is greater than your life expectancy or the life expectancy of the beneficiary. If the beneficiary is someone other than your spouse, payments to the surviving beneficiary are limited as the Proposed Treasury Regulations provide.

Once a life annuity takes effect, the annuitant may not redeem or change it to any other form of benefit. If payment under an annuity continues to a beneficiary, the beneficiary will have the right to redeem the annuity for its commuted value. An annuity payout is available only if the amount applied to pay the annuity is $2,000 or more and results in an initial payment of at least $20.

If you are participating under a TSA program and have not chosen a retirement benefit the normal form of annuity will be provided unless the TSA provides otherwise. Under certain TSAs you may be required to elect a joint and survivor annuity payout unless your spouse consents in writing to a different election.

You can choose the date annuity payments are to begin. This is your "retirement date." If you do not advise us of your retirement date, we will assume that it is the date you attain age 65. You can change your retirement date in writing, but the date must be the first day of a calendar month. Also, that date may not be later than the date applicable for the type of qualified plan in which you use the Certificate.

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If you have not already selected a form of annuity payout, we will send you a form on which you may do so or confirm that the normal form of annuity is to be provided. We will send the form six months before your retirement date. Your account balance will remain invested until we receive your instructions. Once you have selected a payout option and payments have begun, you may make no further change.

The amount of the annuity payments will depend on:

o    the amount applied to purchase the annuity,

o    the type of payout option you choose, and,

o in the case of a life annuity, your age (or your and your joint annuitant's ages) and in certain instances, gender.

Charges and expenses

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CHARGES THAT EQUITABLE LIFE DEDUCTS

We deduct the charges described below during the accumulation period, or if you elect either the fixed annuity option or the periodic distribution option. We will not increase these charges for the life of your Certificate, except as noted.

PARTICIPANT SERVICE CHARGE

On the last day of each calendar quarter, we charge your account balance to reimburse us for certain administration expenses under the Certificates, such as salaries and other overhead costs, travel, legal, actuarial and accounting costs. The charge is up to $15 per year for SEP and SIMPLE IRA Certificates, and up to $30 per year for Regular IRA, Roth IRA, and TSA Certificates. We deduct these charges from the amounts held in the investment options in accordance with our administrative procedures then in effect.

The participant service charge applicable to a Certificate depends on several factors. It will vary depending on:

o    whether contributions are made by payroll deduction or direct contribution,

o the number of participants contributing through the same payroll deduction facility or group, and the total contributions that we receive from an affiliated group, and the nature of the group purchasing the Certificates, and the extent to which an employer provides services that we would otherwise provide, and other circumstances that may have an impact on administrative expenses.

We reserve the right to change the participant service charge on advance written notice, or to impose the charge on a less or more frequent basis. In no case, will the charge exceed $30 per year.

ADMINISTRATION CHARGE

We impose a daily charge at the annual rate of 0.25% of the net assets of each Fund. The charge is to reimburse us for administration expenses not covered by the participant service charge. We reflect this charge in the computation of unit values for each Fund.

OTHER EXPENSES

We also charge certain additional costs and expenses directly to the Funds. These include, among other things, certain expenses we incur in the operation of the Funds, taxes, interest, SEC charges, and certain related expenses including printing of registration statements and amendments, outside auditing and legal expenses and recordkeeping.

We reflect these expenses in the unit values for each Fund.


CHARGES FOR STATE PREMIUM AND OTHER APPLICABLE TAXES

We deduct a charge designed to approximate certain taxes that may be imposed on us such as state premium taxes in your state. Generally, we deduct the charge from the amount applied to provide the annuity payout option. If the periodic distribution is elected we will deduct the charge from each payment when made. No charge is applied if you elect a single sum payment. The current tax charge varies by state and ranges from 0% to 1%.

CHARGES THAT EQ ADVISORS TRUST DEDUCTS

EQ Advisors Trust deducts the following types of fees and expenses:

o    Investment advisory fees ranging from 0.25% to 0.85%.

o    12b-1 fees of 0.25% applicable to Class IB shares.


o Operating expenses, such as trustees' fees, independent auditors' fees, legal counsel fees, administrative service fees, custodian fees, and liability insurance.

o    Investment-related expenses, such as brokerage commissions.

These expenses are reflected in the daily share price of each Portfolio. For more information about the calculation of

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   20
--------------------------------------------------------------------------------

these expenses, including applicable expense limitations, please refer to the prospectuses of the Trusts.

CERTAIN EXPENSE LIMITATIONS

We will reimburse the Funds named below for certain expenses they incur in any calendar year, as follows:


ALLIANCE MONEY MARKET, ALLIANCE COMMON STOCK, ALLIANCE INTERMEDIATE GOVERNMENT SECURITIES AND EQ/BALANCED FUNDS


The types of expenses included are:


o Investment advisory fees and certain other expenses attributable to assets of the Funds invested of the corresponding Portfolio.


o    Administration expenses that the Funds bear directly.

The expenses subject to reimbursement do not include the following Portfolio expenses: interest, taxes, brokerage, and extraordinary expenses permitted by appropriate state regulatory authorities.

The annual expense limitations, above which we will reimburse the Funds, are:

o    1% of the Alliance Money Market Fund's average daily net assets.


o 1.5% of the Alliance Common Stock, Alliance Intermediate Government Securities, and EQ/Balanced Funds' respective average daily net assets.


We cannot change these expense limitations without the participant's consent.


ALLIANCE HIGH YIELD, EQ/AGGRESSIVE STOCK AND ALLIANCE GLOBAL FUNDS

We reimburse these Funds for their aggregate expenses in excess of 1.5% of the value of their respective average daily net assets. We may change this voluntary expense limitation at our discretion.

ALLIANCE MONEY MARKET AND ALLIANCE INTERMEDIATE GOVERNMENT SECURITIES FUNDS


If the amount of the respective management fees charged to the related Portfolios exceeds 0.35% of their average daily net asset value, we will reimburse the corresponding Funds for such excess. This expense limitation is a contractual right for participants who enrolled before May 1, 1987, and cannot be changed without the consent of those participants. We have voluntarily agreed to put in place this expense limitation for participants who enrolled after May 1, 1987, and we reserve the right to discontinue this voluntary limitation at any time.

LIFE ANNUITY ADMINISTRATIVE CHARGE

If you elect the fixed annuity option under the Certificate, at retirement we will deduct up to $350 from the amount applied to purchase the annuity. This amount is designed to reimburse us for administrative expenses we incur in processing the application for the annuity and issuing each monthly payment. The specific amount of the charge will depend on your date of enrollment. We may give you a better annuity purchase rate than those currently guaranteed in the Certificates. In that case, the annuity administrative charge may be greater than $350, unless we otherwise provide in your Certificate.

SEP AND SIMPLE ENROLLMENT FEE

We charge a non-refundable fee of $25 upon the enrollment of each Participant in a SEP or SIMPLE IRA. We collect the fee from the employer, or we deduct it from the first contribution.

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GUARANTEED RATE ACCOUNTS WITHDRAWAL CHARGE


We impose a charge on withdrawals or transfers before the maturity of a GRA guarantee period. The charge is 7% of the amount withdrawn or transferred during the guarantee period, or, if less, the accumulated interest. The charge, however, does not apply:



o    at maturity of the GRA guarantee period;

o    to withdrawals due to death or disability;

o    when the periodic distribution installment option is elected; or

o    when an annuity retirement option is elected.

However, the withdrawal charge applies to any other pre-maturity withdrawals at retirement.

Payment of death and disability benefit

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YOUR BENEFICIARY AND PAYMENT OF DEATH BENEFIT

You designate your beneficiary when you apply for your Certificate. You may change your designation by writing to our Processing Office. You may be limited as to the beneficiary you can designate in TSA Certificate.

The death benefit is equal to your account balance. We determine the amount of the death benefit as of the date we receive satisfactory proof of death and any required instructions as to the method of payment.

WHEN THE PARTICIPANT DIES BEFORE DISTRIBUTIONS BEGIN

If you die before distributions begin, we will pay the death benefit to your beneficiary.

If the designated beneficiary is your surviving spouse, the distribution of the account balance may begin at the earlier of (a) the date you would have attained age 70 1/2 or (b) the date the surviving spouse elects payment to commence. Depending on your election, we will pay the death benefit as a single sum, in periodic installments, as an annuity or as a combination of the three. If no death benefit election is in effect, the beneficiary may elect a single sum or an alternate form of benefit payment.

WHEN THE PARTICIPANT DIES AFTER THE RETIREMENT DATE

If you die after distributions begin, the amount and payment mode of the distributions may continue to the beneficiary on the same basis as before your death, subject to minimum distribution rules.

DISABILITY PAYMENT

In the case of disability (refer to your certificate for a definition of disability) before your retirement date, we will pay you the account balance. TSA plans may be subject to certain restrictions.

Tax information

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TAX CHANGES

Federal income tax rules include the United States laws in the Internal Revenue Code and Treasury Department Regulations, and Internal Revenue Service interpretations of the Internal Revenue Code. These tax rules may change. We cannot predict whether, when, or how these rules could change. Any change could affect Contracts purchased before the change.

TAX-SHELTERED ANNUITY ARRANGEMENTS (TSAS)

If you are an employee of a public educational institution or a tax-exempt organization described in Code Section 501(c)(3), your employer may purchase a TSA for you. Contributions to the TSA, whether they are made by your salary reduction or non-elective employer contributions, are not taxable to you, subject to annual limitations. Annuity payments, withdrawals or surrenders of the TSA are generally taxable to you. Premature withdrawals may be subject to an additional 10% penalty on the taxable amount. In addition, amounts attributable to salary reduction contributions cannot be distributed before your age 59 1/2, death, disability, separation from service or hardship. In the event of hardship, only the salary reduction contributions can be distributed.

INDIVIDUAL RETIREMENT ANNUITIES (REGULAR AND ROTH IRAS)

You may make compensation-based contributions, subject to annual limitations, to individual retirement arrangements. For both Regular and Roth IRAs, you must have compensation at least equal to the amount of the contribution. Generally, $2,000 is the maximum amount of annual contributions you may make to all of your Regular and Roth IRAs. You may deduct all or a part of your contribution to a Regular IRA depending on your income for the year.


You may make contributions to a Regular IRA until the year you reach age 70 1/2. You may make contributions to a Roth IRA even after age 70 1/2, if you have compensation and your income is within specified Federal income tax limits. These limits do not apply to rollover or custodian-to-custodian contributions into either kind of IRA. You and your nonworking spouse can together contribute, annually, an aggregate maximum of $4,000 to Regular and Roth IRAs for you and your spouse (but no more than $2,000 to any one IRA certificate).


Income credited to Regular IRAs is generally not taxable until you get a distribution from the Certificate. Distributions from Regular IRAs are generally fully taxable as ordinary income. Roth IRA distributions are not taxable until all contributions to all of your Roth IRAs are recovered. After recovery of contributions, distributions are taxable. Beginning in 2003, in certain circumstances, Roth IRA distributions may be eligible to be fully non taxable. The taxable portion of certain early withdrawals from Regular and Roth IRAs may be subject to an additional 10% Federal income tax penalty.

IRAS UNDER SIMPLIFIED EMPLOYEE PENSION PLANS (SEPS AND SIMPLES)


An employer can establish a SEP for its employees and can make contributions to a SEP for each eligible employee. A Regular IRA funding a SEP is like other IRAs. If you are an eligible employee, you own the SEP. Most of the rules applicable to Regular IRAs also apply. One major difference is the amount of permissible contributions. Under contribution limits effective in 2000, an employer can annually contribute an amount for an employee up to the lesser of $25,500 or 15% of the employee's compensation. The employer makes this determination without taking into account its contribution to the employee's SEP. This limit may be subject to cost of living changes in future years.


An eligible employer may establish a "SIMPLE" plan to contribute to special individual retirement accounts or individual retirement annuities for its employees (SIMPLE IRAs). A SIMPLE IRA is a form of IRA, which the employee owns. Generally, the rules applicable to Regular IRAs discussed above apply, with certain differences, as follows:


o    the employee salary reduction contribution is limited (up to $6,000 in
     2000)

----------
   24

--------------------------------------------------------------------------------

o the employer must make contributions, generally a dollar-for-dollar, up to 3% of the employee's compensation or a 2% non-elective contribution to all eligible employees;

o employees who have not participated in the employer's SIMPLE IRA plan for at least two full years may be subject to an increased penalty tax on withdrawals or transfers of SIMPLE IRA funds.


Further discussion of tax aspects of TSA, Regular IRA, Roth IRA, SEP and SIMPLE IRA contributions, distributions and other matters is available in the SAI.

More information

------
  25
--------------------------------------------------------------------------------

ABOUT EQUITABLE LIFE


We are The Equitable Life Assurance Society of the United States ("Equitable Life"), a New York stock life insurance company. We have been doing business since 1859. Equitable Life is a wholly owned subsidiary of AXA Financial Inc. (previously The Equitable Companies, Incorporated). The majority shareholder of AXA Financial Inc. is AXA, a French insurance holding company for an international group of insurance and related financial services companies. As a majority shareholder, and under its other arrangements with Equitable Life's parent, AXA exercises significant influence over the operations and capital structure of Equitable Life and its parent. No other company other than Equitable Life has any legal responsibility to pay amounts that Equitable Life owes under the Certificates.

AXA Financial Inc. and its consolidated subsidiaries managed approximately $462.7 billion in assets as of December 31, 1999. For over 100 years we have been among the largest insurance companies in the United States. We are licensed to sell life insurance and annuities in all fifty states, the District of Columbia, Puerto Rico, and the U.S. Virgin Islands. Our home office is located at 1290 Avenue of the Americas, New York, NY 10104.


ABOUT SEPARATE ACCOUNT NO. 301

Each Fund is a subaccount of our Separate Account No. 301. We established Separate Account No. 301 in 1981 under special provisions of the New York Insurance Law. These provisions prevent creditors from any other business we conduct from reaching the assets we hold in our Separate Account No. 301 for owners of our variable annuity contracts, including the Certificates. The results of Separate Account No. 301's operations are accounted for without regard to our other operations. We are the legal owner of all of the assets in Separate Account No. 301 and may withdraw any amounts that exceed our reserves and other liabilities with respect to the Funds under our contracts.


Separate Account No. 301 is registered under the Investment Company Act of 1940 and is classified by that act as a "unit investment trust." The SEC, however, does not manage or supervise Equitable Life or Separate Account No. 301.

Each subaccount (Fund) within Separate Account No. 301 invests solely in Class IA or Class IB shares, respectively, issued by the corresponding Portfolio of EQ Advisors Trust.


We reserve the right, subject to compliance with laws that apply, to:

(1) to add Funds to, or to remove Funds from, Separate Account No. 301, or to add other separate accounts;

(2)  combine any two or more Funds;

(3) transfer the assets we determine to be the shares of the class of contracts to which the Certificates belong from any Fund to another Fund;

(4) operate Separate Account No. 301 or any Fund as a management investment company under the Investment Company Act of 1940 (in which case, charges and expenses that otherwise would be assessed against an underlying mutual fund would be assessed against Separate Account No. 301 or a Fund directly);

(5)  deregister Separate Account No. 301 under the Investment Company Act of
     1940;

(6)  restrict or eliminate any voting rights as to Separate Account No. 301; and

(7) cause one or more Funds to invest some or all of their assets in one or more other trusts or investment companies.


ABOUT EQ ADVISORS TRUST

EQ Advisors Trust is registered under the Investment Company Act of 1940 and is classified as "open-end management investment companies," more commonly called a mutual fund. EQ Advisors Trust issues different series of shares relating to each portfolio.

Equitable Life serves as the investment manager of EQ Advisors Trust. As such, Equitable Life oversees the activities of the investment advisers with respect to EQ Advisors Trust and is responsible for retaining or discontinuing the services

---------
  26
--------------------------------------------------------------------------------


of those advisers. (Prior to September 1999, EQ Financial Consultants, Inc., the predecessor to AXA Advisors, LLC and an affiliate of Equitable Life, served as investment manager to EQ Advisors Trust.)

EQ Advisors Trust commenced operations on May 1, 1997. For periods prior to October 18, 1999 the Alliance portfolios were part of The Hudson River Trust. On October 18, 1999, these portfolios became corresponding portfolios of EQ Advisors Trust.

EQ Advisors Trust does not impose sales charges or "loads" for buying and selling their shares. All dividends and other distributions on Trust shares are reinvested in full. The Board of Trustees of EQ Advisors Trust may establish additional Portfolios or eliminate existing Portfolios at any time. More detailed information about EQ Advisors Trust, the Portfolio investment objectives, policies, restrictions, risks, expenses, the Rule 12b-1 plan relating to the Class IB shares and other aspects of the Trust's operations, appears in the prospectus for EQ Advisors Trust attached at the end of this prospectus or in its SAIs, which are available upon request.


ABOUT THE GENERAL ACCOUNT

Our general account supports all of our policy and contract guarantees, including those that apply to the guaranteed rate options, and our general obligations.

The general account is subject to regulation and supervision by the Insurance Department of the State of New York and to the insurance laws and regulations of all jurisdictions where we are authorized to do business. Because of exemptions and exclusionary provisions that apply, interests in the general account have not been registered under the Securities Act of 1933. The general account is not an investment company under the Investment Company Act of 1940.


We have been advised that the staff of the SEC has not reviewed the portions of this prospectus that relate to the general account. The disclosure with regard to general accounts, however, may be subject to certain provisions of the Federal securities laws relating to the accuracy and completeness of statements made in prospectuses.


DATES AND PRICES AT WHICH CERTIFICATE EVENTS OCCUR

We describe below the general rules for when, and at what prices, events under your Certificate will occur. Other portions of this prospectus describe circumstances that may cause exceptions. We generally do not repeat those exceptions below.

BUSINESS DAY

Our Business Day is generally any day that the New York Stock Exchange is open for trading. Our Business Day ends at 4:00 p.m., Eastern Time for purposes of determining the date when we apply contributions and process any other transaction requests. We will apply contributions and process any other transaction requests when we receive them along with all the required information.


If your contribution, transfer or any other transaction request, containing all the required information, reaches us on a non-Business Day or after 4:00 p.m. Eastern Time on a Business Day, we will use the next Business Day.


CONTRIBUTIONS AND TRANSFERS

o We invest contributions allocated to the Funds at the value next determined after the close of the Business Day.

o Contributions allocated to a GRA will receive the interest rate for that GRA in effect for that Business Day.

o We will make transfers to or from Funds at the value next determined after the close of the Business Day.

o Transfers to a GRA will be based on the interest rate for that GRA in effect for the Business Day of the transfer.

ABOUT YOUR VOTING RIGHTS


As the owner of the shares of EQ Advisors Trust, we have the right to vote on certain matters involving the Portfolios, such as:

o    The election of trustees.

--------
  27
--------------------------------------------------------------------------------


o    The formal approval of independent auditors selected for EQ Advisors Trust.

o Any other matters described in the prospectus for EQ Advisors Trust or requiring a shareholders' vote under the Investment Company Act of 1940.

We will give Certificate owners the opportunity to instruct us how to vote the number of shares attributable to their Certificates if a shareholder vote is taken. If we do not receive instructions in time from all Certificate owners, we will vote the shares of a portfolio for which no instructions have been received in the same proportion as we vote shares of that portfolio for which we have received instructions. We will also vote any shares that we are entitled to vote directly because of amounts we have in a Portfolio in the same proportions that Certificate owners vote.


VOTING RIGHTS OF OTHERS


Currently, we control EQ Advisors Trust. EQ Advisors Trust shares are sold to our separate accounts and an affiliated qualified plan trust. In addition, shares of EQ Advisors Trust are held by separate accounts of insurance companies affiliated and unaffiliated with us. Shares held by these separate accounts will probably be voted according to the instructions of the owners of insurance policies and contracts issued by those insurance companies. While this will dilute the effect of the voting instructions of the Certicate owners, we currently do not foresee any disadvantages because of this. The Board of Trustees of EQ Advisors Trust intends to monitor events in order to identify any material irreconcilable conflicts that may arise and to determine what action, if any, should be taken in response. If we believe that a response to any of those events insufficiently protects our Certificate owners, we will see to it that appropriate action is taken.


SEPARATE ACCOUNT NO. 301 VOTING RIGHTS

If actions relating to Separate Account No. 301 require Certificate owner approval, Certificate owners will be entitled to one vote for each unit they have in the Funds. We will cast votes attributable to any amounts we have in the Funds in the same proportion as votes cast by Certificate owners.

CHANGES IN APPLICABLE LAW


The voting rights we describe in this prospectus are created under applicable Federal securities laws. To the extent that those laws or the regulations published under those laws eliminate the necessity to submit matters for approval by persons having voting rights in separate accounts of insurance companies, we reserve the right to proceed in accordance with those laws or regulations.


ABOUT THE GROUP ANNUITY CONTRACTS

The Certificates are issued under group annuity contracts between us and Chase Manhattan Bank, N.A. ("Chase"), whose sole purpose is to serve as a party to the group annuity contracts. Chase has no responsibility for the administration of any of the retirement programs described in this prospectus, for payments to the investment options or to Participants, or for any other duties other than to serve as the group annuity contractholder.

IRS DISQUALIFICATION


If a retirement program funded by the Certificates is found not to qualify under the Internal Revenue Code, we may terminate the Certificate and pay the participant, plan trustees or other designated person, the account balance. We will, however, make a deduction for any Federal income tax payable by us because of the non-qualification.



ABOUT LEGAL PROCEEDINGS

Equitable Life and its affiliates are parties to various legal proceedings. In our view, none of these proceedings is likely to have a material adverse effect upon Separate Account No. 301, our ability to meet our obligations under the Certificates, or the distribution of the Certificates.

--------
  28
--------------------------------------------------------------------------------

ABOUT OUR INDEPENDENT ACCOUNTANTS


The financial statements of Separate Account No. 301 as of December 31, 1999 and for each of the two years in the period ended December 31, 1999, and the consolidated financial statements of Equitable Life as of December 31, 1999 and 1998, and for each of the three years in the period ended December 31, 1999 have been so included in the Statement of Additional Information (SAI), and incorporated by reference in the Prospectus, in reliance upon the reports of PricewaterhouseCoopers LLP, independent accountants, given upon their authority as experts in accounting and auditing.


TRANSFERS OF OWNERSHIP, COLLATERAL ASSIGNMENTS, LOANS, AND BORROWING

You cannot assign or transfer ownership of a Regular IRA, Roth IRA, TSA, SEP, or SIMPLE Certificate except by surrender to us. Loans are not available and you cannot assign Regular IRA, Roth IRA, TSA, SEP, and SIMPLE Certificates as security for a loan or other obligation.

You may direct the transfer of account balances under your Regular IRA, Roth IRA, TSA, SEP, or SIMPLE Certificate to another similar arrangement. We can impose a withdrawal charge if one applies.

UNDERWRITER


AXA Advisors, LLC ("AXA Advisors"), the successor to EQ Financial Consultants, Inc., an affiliate of Equitable Life, performs all sales functions for the Certificates and may be deemed to be the principal underwriter of Separate Account No. 301. AXA Advisors is registered with the SEC as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. EQ Financial's principal business address is 1290 Avenue of the Americas, New York, NY 10104. The offering of the Certificates is intended to be continuous. We have paid no underwriting commissions during any of the last three fiscal years with respect to units of interest under the Certificates.


REPORTS AND ADDITIONAL INFORMATION

Before payments start under your Certificate, we will send you, at least annually, a report showing as of a specified date: (1) the number of units you have credited to each Fund, (2) the unit values, (3) your account balance in each Fund and GRA and the total balance and (4) the cash values of your GRAs. Similar reports will be sent to you if you are receiving payments under the periodic distribution option. All transactions will be individually confirmed.

As required by the Investment Company Act of 1940, each participant will be sent, semi-annually, a report containing financial statements and a list of the securities held by each Portfolio.

As permitted by the SEC's rules, we omitted certain portions of the registration statement filed with the SEC from this prospectus and SAI. You may obtain the omitted information by: (1) requesting a copy of the registration statement from the SEC's principal office in Washington, D.C., and paying prescribed fees, or
(2) by accessing the EDGAR Database at the SEC's web site at http://www.sec.gov.

Investment performance

-------
  29
--------------------------------------------------------------------------------

We provide the following tables to show two different measurements of the investment performance of the Funds. We include these tables because they may be of general interest to you. THE RESULTS SHOWN REFLECT PAST PERFORMANCE. THEY DO NOT INDICATE HOW THE FUNDS MAY PERFORM IN THE FUTURE. THEY ALSO DO NOT REPRESENT THE RESULTS EARNED BY ANY PARTICULAR INVESTOR. YOUR RESULTS WILL DIFFER.


Tables 1 and 2 show the rates of return of the Funds on a year-by-year and an annualized basis. These tables take into account all asset-based charges under the Certificate, but do not reflect the participant service charge. The results shown are based on the actual historical investment experience of the Portfolio in which the Fund invests. All rates of return presented are time-weighted and include reinvestment of investment income, including interest and dividends.

BENCHMARKS


Table 2 compares the performance of the Funds to market indices that serve as benchmarks. Market indices are not subject to any charges for investment advisory fees, brokerage commission or other operating expenses typically associated with a managed portfolio. Also, they do not reflect any Certificate charges. Comparisons with these benchmarks, therefore, may be of limited use. We include them because they are widely known and may help you to understand the universe of securities from which each Portfolio is likely to select its holdings. Benchmark data reflect the reinvestment of dividend income. The benchmarks include:


ALLIANCE MONEY MARKET:


Salomon Brothers Three-Month T-Bill Index.


 ALLIANCE INTERMEDIATE GOVERNMENT SECURITIES:


Lehman Intermediate Government Bond Index


ALLIANCE HIGH YIELD:

Merrill Lynch High Yield Master Index and Credit Suisse First Boston Global High Yield Index.


ALLIANCE GROWTH & INCOME:

75% Standard & Poor's 500 Stock Index/25% Value Line Convertible Index.

ALLIANCE COMMON STOCK:

Standard & Poor's 500 Index.


EQ/AGGRESSIVE STOCK:


50% Russell 2000 Small Stock Index and 50% Standard & Poor's Mid-Cap Total Return Index.

ALLIANCE GLOBAL:

Morgan Stanley Capital International World Index.

ALLIANCE CONSERVATIVE INVESTORS:

70% Lehman Treasury Bond Composite Index and 30% Standard & Poor's 500 Index.

ALLIANCE GROWTH INVESTORS:

30% Lehman Government/Corporate Bond Index and 70% Standard & Poor's 500 Index.

MFS EMERGING GROWTH COMPANIES:

Russell 2000 Index.

BT EQUITY 500 INDEX:

Standard & Poor's 500 Index.



EQ/BALANCED:

 50% S&P 500 Index and 50% Lehman Government/Corporate Bond Index.


LAZARD SMALL CAP VALUE:

Russell 2000 Index.

T. ROWE PRICE INTERNATIONAL STOCK:

Morgan Stanley Capital Int'l (MSCI) EAFE Index.

-----
  30

--------------------------------------------------------------------------------

TABLE 1
ANNUAL PERCENT CHANGES IN UNIT VALUE


---------------------------------------------------------------------------------------
                                                       PERIODS ENDED DECEMBER 31
                                                ---------------------------------------
                                                   1990      1991      1992      1993
---------------------------------------------------------------------------------------
Alliance Money Market .........................     7.7%      5.6%      3.0%      2.5%
---------------------------------------------------------------------------------------
Alliance Intermediate Government Securities(a)      5.9      13.7       4.9      10.0
---------------------------------------------------------------------------------------
Alliance High Yield ...........................    (4.8)     24.6      11.3      22.3
---------------------------------------------------------------------------------------
EQ/Balanced ...................................    (0.4)     40.7      (3.3)     11.9
---------------------------------------------------------------------------------------
Alliance Common Stock .........................   (12.4)     43.7       2.7      24.4
---------------------------------------------------------------------------------------
EQ/Aggressive Stock ...........................     7.0      75.6       3.8      16.0
---------------------------------------------------------------------------------------
Alliance Global ...............................     6.2      26.4      (1.3)     31.3
---------------------------------------------------------------------------------------
Alliance Growth & Income ......................       -         -         -         -
---------------------------------------------------------------------------------------
Alliance Growth Investors .....................       -         -         -         -
---------------------------------------------------------------------------------------
Alliance Conservative Investors ...............       -         -         -         -
---------------------------------------------------------------------------------------
MFS Emerging Growth Cos. ......................       -         -         -         -
---------------------------------------------------------------------------------------
BT Equity 500 Index ...........................       -         -         -         -
---------------------------------------------------------------------------------------
Lazard Small Cap Value ........................       -         -         -         -
---------------------------------------------------------------------------------------
T. Rowe Price Int'l Stock .....................       -         -         -         -
---------------------------------------------------------------------------------------



-------------------------------------------------------------------------------------------------------------------------------
                                                                       PERIODS ENDED DECEMBER 31
                                                -----------------------------------------------------------------------
                                                       1994          1995        1996        1997        1998          1999
-------------------------------------------------------------------------------------------------------------------------------
Alliance Money Market ........................         3.8%          5.3%        4.9%        5.0%        4.9%           4.6%
-------------------------------------------------------------------------------------------------------------------------------
Alliance Intermediate Government Securities(a)        (4.3)         13.0         3.4         6.9         7.4           (0.2)
-------------------------------------------------------------------------------------------------------------------------------
Alliance High Yield ..........................        (3.5)         19.2        22.0        17.8        (5.7)          (4.2)
-------------------------------------------------------------------------------------------------------------------------------
EQ/Balanced ..................................        (8.1)         19.2        11.2        14.5        17.6           17.4
-------------------------------------------------------------------------------------------------------------------------------
Alliance Common Stock ........................        (2.6)         31.9        23.8        28.7        28.9           24.8
-------------------------------------------------------------------------------------------------------------------------------
EQ/Aggressive Stock ..........................        (4.1)         30.9        21.6        10.3        (0.2)          18.4
-------------------------------------------------------------------------------------------------------------------------------
Alliance Global ..............................         4.9          18.2        14.0        11.0        21.2           37.9
-------------------------------------------------------------------------------------------------------------------------------
Alliance Growth & Income .....................        (1.2)(b)      23.1        19.2        26.1        20.2           18.1
-------------------------------------------------------------------------------------------------------------------------------
Alliance Growth Investors ....................        (3.1)(b)      24.9        11.6        15.8        18.3           25.8
-------------------------------------------------------------------------------------------------------------------------------
Alliance Conservative Investors ..............        (1.1)(b)      18.8         3.9        11.9        13.0            9.4
-------------------------------------------------------------------------------------------------------------------------------
MFS Emerging Growth Cos ......................           -             -           -           -         9.4 (c)       72.9
-------------------------------------------------------------------------------------------------------------------------------
BT Equity 500 Index ..........................           -             -           -           -         7.5 (c)       19.8
-------------------------------------------------------------------------------------------------------------------------------
Lazard Small Cap Value .......................           -             -           -           -        (8.8)(c)        1.3
-------------------------------------------------------------------------------------------------------------------------------
T. Rowe Price Int'l Stock ....................           -             -           -           -        (0.3)(c)       31.3
-------------------------------------------------------------------------------------------------------------------------------


(a)  Prior to September 6, 1991, the Bond Fund.
(b) From May 1, 1994, the date contributions were first allocated to these Funds.
(c) From July 1, 1998, the date contributions were first allocated to these Funds.


Rates of return are time weighted and include reinvestment of investment income. The annualized rate assumes an investment of the same amount invested at the beginning of each year with the percentage demonstrating the effective annual rate over the period shown.

PAST PERFORMANCE IS NOT A GUARANTEE OR INDICATION OF FUTURE PERFORMANCE. NO PROVISIONS HAVE BEEN MADE FOR THE EFFECT OF TAXES ON INCOME AND GAINS, OR ANY TAX PENALTIES, UPON DISTRIBUTION.

-----
 31
--------------------------------------------------------------------------------


TABLE 2

ANNUALIZED RATES OF RETURN FOR PERIODS ENDED DECEMBER 31, 1999




--------------------------------------------------------------------------------------------------------------------------
                                                                                                            DATE OF
                                      1 YEAR      3 YEARS     5 YEARS     10 YEARS    SINCE INCEPTION      INCEPTION
--------------------------------------------------------------------------------------------------------------------------
ALLIANCE MONEY MARKET ......           4.6%         4.8%        4.9%        4.7%             6.3%
  Salomon Bros. 3-Mo
  T-Bill Index .............           4.7          5.0         5.2         5.1              N/A*            2/5/82
--------------------------------------------------------------------------------------------------------------------------
ALLIANCE INTERMEDIATE
  GOV'T SECURITIES (A) .....          (.23)         4.6         6.0         5.9              9.2
  Lehman Intermediate
  Gov't Bond Index .........           0.5          5.5         6.9         7.3              N/A*            2/5/82
--------------------------------------------------------------------------------------------------------------------------
EQ/BALANCED ................          17.4         16.5        16.0        11.3             13.6
  50% S&P 500 Index/50%
  Lehman Gov't. Corp
  Bond Index ...............           9.1         16.5        17.9        13.0              N/A*            2/5/82
--------------------------------------------------------------------------------------------------------------------------
ALLIANCE HIGH YIELD ........          (4.2)         2.1         9.2         9.2              8.6
  Merrill Lynch Master .....           1.6          5.9         9.2        10.8              N/A*
  Credit Suisse First Boston
  Global High Yield Index ..           1.6          5.9         9.6        10.8              N/A             6/2/87
--------------------------------------------------------------------------------------------------------------------------
ALLIANCE COMMON STOCK ......          24.8         27.4        27.6        18.1             18.7
  Standard & Poor's 500
  Index ....................          21.0         27.6        28.6        18.2              N/A*            6/1/87
--------------------------------------------------------------------------------------------------------------------------
EQ/AGGRESSIVE STOCK ........          18.4          9.2        15.7        15.3             14.0
  50% S&P Midcap Total
  Return Index/50%
  Russell 2000 Small
  Stock Index ..............          18.1         17.5        19.9        15.4              N/A*            6/2/87
--------------------------------------------------------------------------------------------------------------------------
ALLIANCE GLOBAL ............          37.9         22.9        20.1        14.9             13.3
  Morgan Stanley Capital
  Int'l World Index ........          24.9         21.6        19.8        11.4              N/A*            6/2/87
--------------------------------------------------------------------------------------------------------------------------
ALLIANCE GROWTH &
  INCOME ...................          18.1         21.4        21.3          -              18.4
  75% Standard & Poor's
  500 Stock Index/25%
  Value Line Convertible
  Index ....................          20.7         23.1        25.0          -               N/A*            5/1/94
--------------------------------------------------------------------------------------------------------------------------
ALLIANCE GROWTH
  INVESTORS ................          25.8         19.9        19.2          -              16.3
  30% Lehman Gov't/Corp
  Bond Index/70%
  Standard & Poor's 500
  Index ....................          13.8         20.9        22.2          -               N/A*            5/1/94
--------------------------------------------------------------------------------------------------------------------------
ALLIANCE CONSERVATIVE
  INVESTORS ................           9.4         11.4        11.3          -               9.7
  70% Lehman Treasury
  Bond Composite
  Index/30% Standard &
  Poor's 500 Index .........           4.2         12.1        13.6          -               N/A*            5/1/94
--------------------------------------------------------------------------------------------------------------------------

------
  32
--------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------
                                                                                                     DATE OF
                                   1 YEAR     3 YEARS     5 YEARS     10 YEARS    SINCE INCEPTION   INCEPTION
-----------------------------------------------------------------------------------------------------------------
MFS EMERGING GROWTH
  COMPANIES ...................      72.9         -           -           -             52.9
  Russell 2000 Index ..........      21.3         -           -           -              8.3         7/1/98
-----------------------------------------------------------------------------------------------------------------
BT EQUITY 500 INDEX ...........      19.8         -           -           -             18.3
 Standard & Poor's 500 Index ..      21.0         -           -           -             20.5         7/1/98
-----------------------------------------------------------------------------------------------------------------
LAZARD SMALL CAP
  VALUE .......................       1.3         -           -           -            (5.11)
  Russell 2000 Index ..........      21.3         -           -           -              8.3         7/1/98
-----------------------------------------------------------------------------------------------------------------
T. ROWE PRICE INTERNATIONAL
  STOCK .......................      31.3         -           -           -             19.7         7/1/98
MSCI EAFE Index ...............      27.0         -           -           -             20.0
-----------------------------------------------------------------------------------------------------------------



(a)  Prior to September 6, 1991, the "Bond Fund."

 *   Not Available


Rates of return as are time weighted and include reinvestment of investment income. The annualized rate assumes an investment of the same amount invested at the beginning of each year with the percentage demonstrating the effective annual rate over the period shown.

PAST PERFORMANCE IS NOT A GUARANTEE OR INDICATION OF FUTURE PERFORMANCE. NO PROVISIONS HAVE BEEN MADE FOR THE EFFECT OF TAXES ON INCOME AND GAINS, OR ANY TAX PENALTIES, UPON DISTRIBUTION.

Appendix I: Condensed financial information

--------
 A-1

--------------------------------------------------------------------------------

The following table shows the unit values and number of units outstanding, as of the applicable date each Fund was first available under the Certificates and the last business day of the periods shown.


----------------------------------------------------------------------------------------------------
                                                    FOR THE YEARS ENDING DECEMBER 31,
                                       -------------------------------------------------------------
                                          1990       1991       1992       1993         1994
----------------------------------------------------------------------------------------------------
ALLIANCE MONEY MARKET
 Unit Value ........................      20.17      21.29      21.93      22.48       23.32
 Number of units outstanding (000's)      1,919      1,528      1,301      1,035       1,028
----------------------------------------------------------------------------------------------------
ALLIANCE INTERMEDIATE GOV'T
 SECURITIES
 Unit Value ........................      28.79      32.73      34.34      37.77       36.13
 Number of units outstanding (000's)       242        177        184        188          166
----------------------------------------------------------------------------------------------------
ALLIANCE HIGH YIELD
 Unit Value ........................      11.11      13.84      15.40      18.84       18.18
 Number of units outstanding (000's)        16         27         53         78           80
----------------------------------------------------------------------------------------------------
EQ/BALANCED
 Unit Value ........................      33.76      47.50      45.92      51.38       47.03
 Number of units outstanding (000's)     1,217        949        827        756          681
----------------------------------------------------------------------------------------------------
ALLIANCE COMMON STOCK
 Unit Value ........................      35.87      51.55      52.97      65.89       64.13
 Number of units outstanding (000's)       930        790        736        715          694
----------------------------------------------------------------------------------------------------
EQ/AGGRESSIVE STOCK
 Unit Value ........................      13.34      23.43      22.54      26.14       24.95
 Number of units outstanding (000's)        48        125        156        125          141
----------------------------------------------------------------------------------------------------
ALLIANCE GLOBAL
 Unit Value ........................      11.23      14.20      14.01      18.40       19.25
 Number of units outstanding (000's)        32         42         55        153          195
----------------------------------------------------------------------------------------------------
ALLIANCE GROWTH & INCOME
 Unit Value ........................         -          -          -          -       $ 9.92
 Number of units outstanding (000's)         -          -          -          -          105
----------------------------------------------------------------------------------------------------
ALLIANCE CONSERVATIVE INVESTORS
 Unit Value ........................         -          -          -          -       $ 9.92
 Number of units outstanding (000's)         -          -          -          -           50
----------------------------------------------------------------------------------------------------
ALLIANCE GROWTH INVESTORS
 Unit Value ........................         -          -          -          -       $ 9.79
 Number of units outstanding (000's)         -          -          -          -           37
----------------------------------------------------------------------------------------------------
MFS EMERGING GROWTH
 Unit Value ........................         -          -          -          -            -
 Number of units outstanding (000's)         -          -          -          -            -
----------------------------------------------------------------------------------------------------
BT EQUITY 500 INDEX
 Unit Value ........................         -          -          -          -            -
 Number of units outstanding (000's)         -          -          -          -            -
----------------------------------------------------------------------------------------------------
LAZARD SMALL CAP VALUE
 Unit Value ........................         -          -          -          -            -
 Number of units outstanding (000's)         -          -          -          -            -
----------------------------------------------------------------------------------------------------
T. ROWE PRICE INTERNATIONAL STOCK
 Unit Value ........................         -          -          -          -            -
 Number of units outstanding (000's)         -          -          -          -            -
----------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------
                                                 FOR THE YEARS ENDING DECEMBER 31,
                                     ------------------------------------------------------  INCEPTION
                                         1995       1996       1997       1998       1999       DATE
---------------------------------------------------------------------------------------------------------------------
ALLIANCE MONEY MARKET                                                                                   2/5/82
 Unit Value ........................       24.55       25.77      27.05        28.38          29.68
 Number of units outstanding (000's)        850         804        736           708           863
---------------------------------------------------------------------------------------------------------------------
ALLIANCE INTERMEDIATE GOV'T
 SECURITIES                                                                                             2/5/82
 Unit Value ........................       40.82       42.20      45.11        48.43          48.32
 Number of units outstanding (000's)        153         130        116           133           105
---------------------------------------------------------------------------------------------------------------------
ALLIANCE HIGH YIELD                                                                                     6/2/87
 Unit Value ........................       21.67       26.45      31.16        29.39          28.17
 Number of units outstanding (000's)         87         107        136           111            51
---------------------------------------------------------------------------------------------------------------------
EQ/BALANCED                                                                                             2/5/82
 Unit Value ........................       56.07       62.36      71.42        84.01          98.61
 Number of units outstanding (000's)        617         559        523           492           471
---------------------------------------------------------------------------------------------------------------------
ALLIANCE COMMON STOCK                                                                                   6/1/87
 Unit Value ........................       84.56      104.68     134.77       173.65         216.64
 Number of units outstanding (000's)        673         692        678           666           637
---------------------------------------------------------------------------------------------------------------------
EQ/AGGRESSIVE STOCK                                                                                     6/2/87
 Unit Value ........................       32.67       39.73      43.83        43.73          51.79
 Number of units outstanding (000's)        190         187        201           199           141
---------------------------------------------------------------------------------------------------------------------
ALLIANCE GLOBAL                                                                                         6/2/87
 Unit Value ........................       22.76       25.95      28.80        34.89          48.12
 Number of units outstanding (000's)        201         214        206           196           187
---------------------------------------------------------------------------------------------------------------------
ALLIANCE GROWTH & INCOME                                                                                5/1/94
 Unit Value ........................       12.21       14.55      18.35        22.06          26.06
 Number of units outstanding (000's)        134         231        324           344           346
---------------------------------------------------------------------------------------------------------------------
ALLIANCE CONSERVATIVE INVESTORS                                                                         5/1/94
 Unit Value ........................       11.79       12.25      13.71        15.49          16.94
 Number of units outstanding (000's)         75          71         67           145           125
---------------------------------------------------------------------------------------------------------------------
ALLIANCE GROWTH INVESTORS                                                                               5/1/94
 Unit Value ........................       12.23       13.64      15.80        18.69          23.52
 Number of units outstanding (000's)         93         105        126           133           137
---------------------------------------------------------------------------------------------------------------------
MFS EMERGING GROWTH                                                                                     7/1/98
 Unit Value ........................          -           -          -       $ 11.76          20.33
 Number of units outstanding (000's)          -           -          -             4            56
---------------------------------------------------------------------------------------------------------------------
BT EQUITY 500 INDEX                                                                                     7/1/98
 Unit Value ........................          -           -          -       $ 11.31          13.55
 Number of units outstanding (000's)          -           -          -            52           147
---------------------------------------------------------------------------------------------------------------------
LAZARD SMALL CAP VALUE                                                                                  7/1/98
 Unit Value ........................          -           -          -       $  8.94           9.05
 Number of units outstanding (000's)          -           -          -             7            14
---------------------------------------------------------------------------------------------------------------------
T. ROWE PRICE INTERNATIONAL STOCK                                                                       7/1/98
 Unit Value ........................          -           -          -       $ 10.05          13.19
 Number of units outstanding (000's)          -           -          -             4            31
---------------------------------------------------------------------------------------------------------------------

Statement of Additional Information

----------------
 S-1

--------------------------------------------------------------------------------

TABLE OF CONTENTS


                                                      PAGE

Tax Information ..................................   SAI-2
The Guaranteed Rate Accounts .....................   SAI-19
How We Determine Unit Values .....................   SAI-23
Alliance Money Market Yield Information ..........   SAI-23
Financial Statements .............................   SAI-24


PLEASE SEND ME A FREE COPY OF THE STATEMENT OF ADDITIONAL INFORMATION.

Equitable 300+ Series
Box 2468 G.P.O.
New York, New York 10116
ATTN: SAI Request for Separate Account
      No. 301

-----------------------------------------------------------------------------
Name

-----------------------------------------------------------------------------
Address

-----------------------------------------------------------------------------
City                  State                                           Zip

--------------------------------------------------------------------------------
                           THE EQUITABLE 300+ SERIES
                      STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

MAY 1, 2000


                   CERTIFICATES UNDER GROUP ANNUITY CONTRACTS

                      THE EQUITABLE LIFE ASSURANCE SOCIETY
                              OF THE UNITED STATES

                 1290 AVENUE OF THE AMERICAS, NEW YORK, NY 10104

--------------------------------------------------------------------------------


This SAI is not a prospectus. It should be read in conjunction with the related Equitable 300+ Series prospectus, dated May 1, 2000. That prospectus provides detailed information concerning the Certificates and the Funds, as well as the Guaranteed Rate Accounts ("GRAs"), that fund the Certificates. Each Fund is a subaccount of Equitable Life's Separate Account No. 301. The GRAs are part of Equitable's general account. Definitions of special terms used in the SAI are found in the prospectus.


A copy of the prospectus is available free of charge by writing to the Processing Office (Post Office Box 2468, G.P.O. New York, NY 10116), or by calling 1-800-248-2138 toll-free.

                                TABLE OF CONTENTS


                                                            PAGE
                                                            -------
   Tax Information .......................................  SAI-2
   The Guaranteed Rate Accounts ..........................  SAI-19
   How We Determine Unit Values ..........................  SAI-23
   Alliance Money Market Fund Yield Information ..........  SAI-23
   Financial Statements ..................................  SAI-24






----------

Copyright 2000 The Equitable Life Assurance Society of the United States, New York, New York 10104.

All rights reserved.

--------------------------------------------------------------------------------

TAX INFORMATION

This section of the SAI discusses the current federal income tax rules that generally apply to the retirement programs described in the prospectus. The tax rules can differ, depending on the type of program, whether Regular IRA, Roth IRA, TSA, SEP IRA, or SIMPLE IRA. Therefore, we discuss the tax aspects of each type of Certificate separately.

We cannot provide detailed information on all tax aspects of the Certificates. Moreover, the tax aspects that apply to a particular participant's Certificate may vary depending on the facts applicable to that person. We do not discuss state income and other state taxes, federal income tax and withholding rules for non-U.S. taxpayers, or federal gift and estate taxes. Transfers of the Certificates, rights under the Certificates, or payments under the Certificates may be subject to gift or estate taxes. You should not rely only on this document, but should consult your tax adviser before you purchase a Certificate.

Federal income tax rules include the United States laws in the Internal Revenue Code, and Treasury Department Regulations and Internal Revenue Service interpretations of the Internal Revenue Code. Certain retirement plans may also be subject to The Employee Retirement Income Security Act of 1974, as amended ("ERISA"), which The Department of Labor ("DOL") administers. These rules may change. We cannot predict whether, when, or how these rules could change. Any change could affect Certificates purchased before the change.

TAX SHELTERED ANNUITY ARRANGEMENTS (TSAS)

An employer eligible to maintain a TSA plan (also referred to as a "403(b)" plan, program, or arrangement) for its employees may make contributions to an annuity contract purchased for the benefit of the employee. These contributions, if properly made, will not be currently taxable compensation to the employee. Moreover, the employee will not be taxed on the earnings in the annuity contract until he/she takes distributions.

Two different types of employers are eligible to maintain 403(b) plans: public schools and specified tax-exempt organizations under Section 501(c)(3) of the Code.

CONTRIBUTIONS TO TSAS

Annual Contributions to TSAs

Annual contributions to TSAs made through the employer's payroll are limited. (Tax-free transfer or tax-deferred rollover contributions from another 403(b) arrangement are not subject to these annual contribution limits.)

Commonly, some or all of the contributions to the TSA are made under a salary reduction agreement between the employee and the employer. These contributions are called "salary reduction" or "elective deferral" contributions. However, a TSA can also be wholly or partially funded through nonelective employer contributions or after-tax employee contributions. To determine the permissible annual contribution to the participant's TSA, a participant generally must calculate tentative annual contributions under several formulas.

Generally, this contribution limit is the lowest of the following:


     - the annual "maximum exclusion allowance" for the employee in Section 403(b)(2) of the Code,

     - the annual limit under Section 415 of the Code on employer contributions to defined contribution plans and

     -   the annual limit on all elective deferrals.



If contributions to a TSA exceed the applicable limit in any year, the excess will be taxable to the employee as ordinary income. In certain situations, we may distribute excess contributions to avoid tax penalties.



                                     SAI-2

--------------------------------------------------------------------------------

The annual maximum exclusion allowance for the employee under Section 403(b)(2) of the Code is 20% of includable compensation times years of service minus previous contributions to all qualified plans, 403(b) plans and Section 457 plans the participant participates with this employer.

The annual limit under Section 415 of the Code on employer contributions to defined contribution plans is the lesser of $30,000 or 25% of compensation, disregarding compensation over $170,000 in 2000.

In 2000, the annual limit on all salary reduction or elective deferral contributions for an employee under all plans of any employer is generally $10,500. Note, however, that the maximum salary reduction contribution by an employee who participates in both a TSA arrangement and a Section 457 plan is the lower maximum allowed under Section 457 of the Code. In 2000, this maximum is $8,000.

Any excess deferral contributions not withdrawn by April 15 after the year of the deferral may cause the contract to fail TSA rules.

Special provisions may allow "catch-up" contributions to compensate for smaller contributions in prior years.



ROLLOVER OR DIRECT TRANSFER CONTRIBUTIONS TO TSAS



You may make rollover contributions to your TSA Certificate from TSAs under
Section 403(b) of the Code (including custodial accounts under Section 403(b)(7) of the Code). See "Tax Deferred Rollovers and Transfers" below for a description of rollovers. With appropriate written documentation, we will accept rollover contributions from "conduit IRAs" for TSA funds. See "Regular Individual Retirement Annuities" below for a description of "Conduit IRAs."


We will also accept direct transfer of TSA funds under Revenue Ruling 90-24 if:

     - you provide us with acceptable documentation as to the source of funds, and


     - the Certificate that receives the funds has provisions at least as restrictive as the source Certificate.

DISTRIBUTIONS FROM TSAS

WITHDRAWAL LIMITATIONS

You may not be able to withdraw or take payments from all or part of your TSA until you:



     -   attain age 59 1/2,

     -   die,


     -   are disabled (special Federal income tax definition),

     -   separate from service with the employer who provided the TSA funds, or

     - suffer a financial hardship. (Hardship withdrawals are limited to the amount of your salary reduction contributions, without earnings.)

These restrictions apply to salary reduction (elective deferral) contributions and earnings on those contributions.

These restrictions do not apply to the value of your TSA Certificate as of December 31, 1988 attributable to salary reduction contributions and earnings. If you directly transfer any amounts to this Certificate you must properly notify us in writing at our Processing Office of your December 31, 1988 account balance. Otherwise, we will view all amounts transferred as subject to restrictions.

TAX TREATMENTS OF DISTRIBUTIONS FROM TSAS


Amounts held under TSAs are generally not subject to Federal income tax until benefits are distributed.

                                     SAI-3

--------------------------------------------------------------------------------

Distributions include withdrawals and annuity payments from your TSA. Death benefits paid to a beneficiary are also taxable distributions. Unless an exception applies, amounts distributed from TSAs are includible as ordinary income. If you have made after-tax contributions you will have a tax basis in your Certificate which will be recovered tax-free. You may have a tax basis in the Certificate if the employer made contributions that were included in your gross income in the year of the employer's contribution, for example.

The amount of any partial distribution from a TSA before the annuity starting date is generally taxable as ordinary income to you except to the extent the distribution is a withdrawal of your basis. Distributions are generally pro rata withdrawals of tax basis and earnings on that tax basis.

If you elect an annuity distribution, the nontaxable portion of each payment is
(1) your tax basis in the contract divided by (2) an expected return determined under IRS tables. The balance of each payment is taxable. The entire amount of the payments you receive after you recover your tax basis is taxable. If you die before recovering your tax basis and the annuity has a refund feature, the beneficiary of the refund may recover the remaining tax basis as payments are made. If you (and your beneficiary under a joint and survivor annuity) die before recovering the entire basis of the annuity, a deduction is allowed on your (or your beneficiary's) final tax return.

EARLY DISTRIBUTION PENALTY TAX

Distributions from a TSA will be subject to an additional 10% penalty tax, unless the distribution occurs on or after you:


     -   die,


     -   are disabled (special Federal income tax definition),

     -   reach age 59 1/2,

     - separate from service and elect a payout over your life or life expectancy (or joint and survivor lives or life expectancies of you and your beneficiary),

     -   separate from service after age 55 (any form of payout), or

     - use the distribution to pay certain extraordinary medical expenses (special Federal income tax definition).


TAX DEFERRED ROLLOVERS AND TRANSFERS


You may roll over an "eligible rollover distribution" into another eligible retirement plan, either as a direct rollover or as a rollover you do yourself within 60 days after you receive the distribution. To the extent that a distribution is rolled over, it remains tax deferred.

A distribution from a TSA may be rolled over to another TSA that will accept rollover contributions, or to a Regular IRA. Death benefits received by a spousal beneficiary may be rolled over only to a Regular IRA.

The taxable portion of most distributions will be eligible for rollover. However, Federal income tax rules exclude certain distributions from rollover treatment, including (1) periodic payments for life or for a period of 10 years or more, (2) hardship withdrawals, and (3) any required minimum distributions. We discuss eligible rollover distributions in greater detail under "Federal and State Income Tax Withholding and Information Reporting," below, including rules requiring 20% income tax withholding on certain distributions from TSAs.


Amounts held under TSAs may be directly transferred (under Revenue Ruling 90-24) to another TSA issuer in a tax-free transaction, if the successor TSA contains the same or greater restrictions as the original TSA.

                                     SAI-4

--------------------------------------------------------------------------------

REQUIRED MINIMUM DISTRIBUTIONS

The Required Minimum Distribution rules discussed below under "Traditional Individual Retirement Annuities (Regular IRAs)--Required Minimum Distributions"

apply to TSAs, with this difference:

When you have to take the first required minimum distribution:

The minimum distribution rules force TSA participants to start computing and taking annual distributions from their TSAs by a required date. When minimum distributions must begin depends on, among other things, your age and retirement status. Generally, you must take the first required minimum distribution with respect to the calendar year in which you turn age 70 1/2. You may be entitled to delay commencement of required minimum distributions for all or part of your account balance until after age 70 1/2. These exceptions apply to the following individuals:

     o For TSA participants who have not retired from service with the employer who provided the funds for the TSA by the calendar year the participant turns age 70 1/2, the Required Beginning Date for minimum distributions is extended to April 1 following the calendar year of retirement.

     o TSA plan participants may also delay commencement to age 75 of the portion of their account balance attributable to their December 31, 1986 TSA account balance, even if retired at age 70 1/2.


IRAS

GENERAL DISCUSSION OF IRAS

"IRA" stands for individual retirement arrangement and the two basic types of such arrangements, individual retirement accounts and individual retirement annuities. In an individual retirement account, a trustee or custodian holds the assets for the benefit of the IRA owner. The assets can include mutual funds and certificates of deposit. In an individual retirement annuity, an insurance company issues an annuity contract that serves as the IRA.

There are several types of IRAs, as follows:


     -   "Regular IRAs," typically funded on a pre-tax basis;


     -   Roth IRAs, first available in 1998, funded on an after-tax basis; and

     - SEP-IRAs and SIMPLE-IRAs, issued and funded in connection with employer-sponsored retirement plans.

Regardless of the type of IRA, your ownership interest in the IRA cannot be forfeited. You or your beneficiaries who survive you are the only ones who can receive the IRA's benefits or payments.


You can hold your IRA assets in as many different accounts and annuities as you would like, as long as you meet the rules for setting up and making contributions to IRAs. However, if you own multiple IRAs, you may be required to aggregate IRA values or contributions for tax purposes. For further information about individual retirement arrangements, you can read Internal Revenue Service Publication 590 (Individual Retirement Arrangements (IRAs)). This Publication is usually updated annually, and can be obtained from any IRS district office or the IRS Website (www.irs.gov).

The Equitable 300+ Series IRAs are designed to qualify as "individual retirement annuities" under Section 408(b) of the Internal Revenue Code. This SAI and the prospectus contain the information that the Internal Revenue Service ("IRS") requires you to have before you purchase an IRA. This section of the SAI covers some of the special tax rules that apply to IRAs. The next section covers Roth IRAs. We do not discuss Education IRAs in this SAI because they are not available in individual retirement annuity form.

We have received favorable opinion letters from the IRS approving the form of Group Individual Retirement Annuity No. 301-10,001-93 as a Regular IRA. The Roth IRA endorsement is issued pursuant to an IRS Form and is deemed approved as to form. This IRS approval is a determination only as to the


                                     SAI-5

--------------------------------------------------------------------------------

form of the annuity. It does not represent a determination of the merits of the annuity as an investment. The IRS approval does not address every feature possibly available under the Equitable 300+ Series IRAs.

 Cancellation


You can cancel an Equitable 300+ Series IRA Certificate by following the directions under "Your Right to Cancel within a Certain Number of Days" in the prospectus. You can cancel an Equitable 300+ Series Roth IRA certificate issued as a result of a full conversion of an Equitable 300+ Series Regular IRA certificate by following the instructions in the request for full conversion form. The form is available from our Processing Office or your registered representative. If you cancel a Regular IRA or Roth IRA certificate, we may have to withhold tax, and we must report the transaction to the IRS. A Certificate cancellation could have unfavorable tax impact.

You must also use our form to recharacterize Roth IRA Certificates as Regular IRAs and vice versa.

TRADITIONAL INDIVIDUAL RETIREMENT ANNUITIES (REGULAR IRAS)

 Contributions to Regular IRAs

Individuals may make three different types of contributions to a Regular IRA:


     -   "regular" contributions out of earned income or compensation;

     -   tax-free "rollover" contributions; or


     - direct custodian-to-custodian transfers from other Regular IRAs ("direct transfers").


 Limits on Contributions


Generally, $2,000 is the maximum amount of regular contributions that you may make to all IRAs (including Roth IRAs) in any taxable year. When your earnings are below $2,000, your earned income or compensation for the year is the most you can contribute. This $2,000 limit does not apply to rollover contributions or direct custodian-to-custodian transfers into a Regular IRA. You have to stop making Regular IRA contributions for the tax year in which you reach age 70 1/2 or any tax year after that.


 Special Rules for Spouses


If you are married and file a joint income tax return, you and your spouse may aggregate your compensation to determine the permissible amount of contributions to Regular IRAs (and Roth IRAs discussed below). Even if one spouse has no compensation or compensation under $2,000, married individuals filing jointly can contribute up to $4,000 for any taxable year to any combination of Regular IRAs and Roth IRAs. (Any contributions to Roth IRAs reduce the ability to contribute to Regular IRAs and vice versa.) The maximum amount may be less if earned income is less and the other spouse has made IRA contributions. No more than a combined total of $2,000 can be contributed annually to either spouse's Traditional and Roth IRAs. Each spouse owns his or her Regular IRAs and Roth IRAs even if contributions were funded by the other spouse. A working spouse age 70 1/2 or over can contribute up to the lesser of $2,000 or 100% of "earned income" to a Regular IRA for a nonworking spouse until the year in which the nonworking spouse reaches age 70 1/2.

 Deductibility of Contributions

The amount of Regular IRA contributions that you can deduct for a tax year depends on whether you are covered by an employer-sponsored tax-favored retirement plan, as defined under special federal income tax rules. Your W-2 form will indicate whether or not you are covered by such a retirement plan.

IF YOU ARE NOT COVERED BY A RETIREMENT PLAN DURING ANY PART OF THE YEAR, you can make fully deductible contributions to your Regular IRAs for each tax year up to $2,000 or, if less, your earned income.


                                     SAI-6

--------------------------------------------------------------------------------

IF YOU ARE COVERED BY A RETIREMENT PLAN DURING ANY PART OF THE YEAR, and your adjusted gross income ("AGI") is BELOW THE LOWER DOLLAR FIGURE IN A PHASE-OUT RANGE, you can make fully deductible contributions to your Regular IRAs for each tax year up to $2,000 or, if less, your earned income.

IF YOU ARE COVERED BY A RETIREMENT PLAN DURING ANY PART OF THE YEAR, and your AGI falls within a PHASE-OUT range, you can make PARTIALLY DEDUCTIBLE CONTRIBUTIONS to your Regular IRAs.

IF YOU ARE COVERED BY A RETIREMENT PLAN DURING ANY PART OF THE YEAR, and your AGI falls ABOVE THE HIGHER FIGURE IN THE PHASE-OUT RANGE, you may not deduct any of your contribution to your Regular IRAs.

If you are single and covered by a retirement plan during any part of the taxable year, the deduction for IRA contributions phases out with AGI between $32,000 and $42,000 in 2000. This range will increase every year until 2005 when the range is $50,000-$60,000.

If you are married and file a joint return, and you are covered by a retirement plan during any part of the taxable year, the deduction for Regular IRA contributions phases out with AGI between $52,000 and $62,000 in 2000. This range will increase every year until 2007 when the range is $80,000-$100,000.

Married individuals filing separately and living apart at all times are not considered married for purposes of this deductible contribution calculation. Generally, the active participation in an employer-sponsored retirement plan of an individual is determined independently for each spouse. Where spouses have "married filing jointly" status, however, the maximum deductible Regular IRA contribution for an individual who is not an active employee (but whose spouse is an active participant) is phased out for taxpayers with AGI of between $150,000 and $160,000.

To determine the deductible amount of the contribution in 2000, you determine AGI and subtract $32,000 if you are single, or $52,000 if you are married and file a joint return with your spouse. The resulting amount is your Excess AGI. You then determine the limit on the deduction for Regular IRA contributions using the following formula:



 ($10,000-Excess AGI)     times    $2,000             Equals     the adjusted
  ---------------------    x       (or earned            =       deductible
    divided by                     income, if less)              contribution
    10,000                                                       limit




 Nondeductible Contributions


If you are not eligible to deduct part or all of the Regular IRA contribution, you may still make nondeductible contributions on which earnings will accumulate on a tax-deferred basis. The combined deductible and nondeductible contributions to your Regular IRA (or the nonworking spouse's Regular IRA) may not, however, exceed the maximum $2,000 per person limit. See "Excess Contributions" below. You must keep your own records of deductible and nondeductible contributions in order to prevent double taxation on the distribution of previously taxed amounts. See "Withdrawals, Payments and Transfer of Funds Out of Regular IRAs" below.

If you are making nondeductible contributions in any taxable year, or you have made nondeductible contributions to a Regular IRA in prior years and are receiving distributions from any Regular IRA, you must file the required information with the IRS. Moreover, if you are making nondeductible Regular IRA contributions, you must retain all income tax returns and records pertaining to such contributions until interests in all Regular IRAs are fully distributed.



 When You Can Make Contributions


If you file your tax returns on a calendar year basis like most taxpayers, you have until the April 15 return filing deadline (without extensions) of the following calendar year to make your Regular IRA contributions for a tax year.


                                     SAI-7

--------------------------------------------------------------------------------

 Excess Contributions


Excess contributions to Regular IRAs are subject to a 6% excise tax for the year in which made and for each year after until withdrawn. The following are excess contributions to Regular IRAs:


     -   "regular" contributions of more than $2,000;

     - "regular" contributions of more than earned income for the year, if that amount is under $2,000;


     - "regular" contributions to a Regular IRA made after you reach age 70 1/2; and


     - rollover contributions of amounts that are not eligible to be rolled over (for example, after-tax contributions to a qualified plan or minimum distributions required to be made after age 70 1/2).



You can avoid the excise tax by withdrawing an excess contribution (rollover or "regular") before the due date (including extensions) for filing your federal income tax return for the year. If it is an excess "regular" Regular IRA contribution, you cannot take a tax deduction for the amount withdrawn. The excess contribution withdrawn is not includable in income and is not subject to the 10% additional penalty tax on early distributions (discussed below under "Early Distribution Penalty Tax"). You do have to withdraw any earnings attributable to the excess contribution. The withdrawn earnings would be includable in your gross income and could be subject to the 10% penalty tax.

Even after the due date for filing your return, you may withdraw an excess rollover contribution, without income inclusion or 10% penalty, if (1) the rollover was from a qualified retirement plan to a Regular IRA, (2) the excess contribution was due to incorrect information that the plan provided, and (3) you took no tax deduction for the excess contribution.


ROLLOVERS AND TRANSFERS


You may make rollover contributions to a Regular IRA from these sources:


     -   qualified plans;

     - TSAs (including Internal Revenue Code Section 403(b)(7) custodial accounts); and


     -   other Regular IRAs.

You may also recharacterize Roth IRA funds as Regular IRA funds, in accordance with special federal income tax rules, if you use the forms we prescribe.

Any amount contributed to a Regular IRA after you attain age 70 1/2 must be net of your required minimum distribution for the year in which the rollover or direct transfer contribution is made.


ROLLOVERS FROM QUALIFIED PLANS OR TSAS

There are two ways to do rollovers:


     -   Do it yourself

         You actually receive a distribution that can be rolled over and you roll it over to a Regular IRA within 60 days after the date you receive the funds. The distribution from your qualified plan or TSA will be net of 20% mandatory federal income tax withholding. If you want, you can replace the withheld funds yourself and roll over the full amount.

     -   Direct rollover

         You tell your qualified plan trustee or TSA issuer/custodian/fiduciary to send the distribution directly to your Regular IRA issuer. Direct rollovers are not subject to mandatory federal income tax withholding.



All distributions from a TSA or qualified plan are eligible rollover distributions, unless the distribution is:

     -   only after-tax contributions you made to the plan;

     - "required minimum distributions" after age 70 1/2 or separation from service;

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     -   a hardship withdrawal;


     - substantially equal periodic payments made at least annually for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and your designated beneficiary;

     - substantially equal periodic payments made for a specified period of 10 years or more;

     - if you have contributed too much, corrective distributions which fit specified technical tax rules;

     -   a loan that is treated as a deemed distribution;

     - a death benefit payment to a beneficiary who is not your surviving spouse; and

     - a qualified domestic relations order distribution to a beneficiary who is not your current spouse or former spouse.


ROLLOVERS FROM REGULAR IRAS TO REGULAR IRAS

You may roll over amounts from one Regular IRA to one or more of your other Regular IRAs if you complete the transaction within 60 days after you receive the funds. You may make such a rollover only once in every 12-month period for the same funds. Trustee-to-trustee or custodian-to-custodian direct transfers are not rollover transactions. You can make these more frequently than once in every 12-month period.

The surviving spouse beneficiary of a deceased individual can roll over or directly transfer an inherited Regular IRA to one or more other Regular IRAs. Also, in some cases, Regular IRAs can be transferred on a tax-free basis between spouses or former spouses as a result of a court ordered divorce or separation decree.

WITHDRAWALS, PAYMENTS AND TRANSFERS OF FUNDS OUT OF REGULAR IRAS


 No Federal Income Tax Law Restrictions on Withdrawals


You can withdraw any or all of your funds from a Regular IRA at any time. You do not need to wait for a special event like retirement.


 Taxation of Payments


Earnings in Regular IRAs are not taxable until you or your beneficiary receives them. Taxable payments or distributions include withdrawals from your Certificate, surrender of your Certificate and annuity payments from your Certificate. Death benefits are also taxable. Except as discussed below, the amount of any distribution from a Regular IRA is fully taxable as ordinary income.

If you have ever made nondeductible IRA contributions to any Regular IRA (it does not have to be to this particular Regular IRA Certificate), those contributions are recovered tax free when you get distributions from any Regular IRA. You must keep permanent tax records of all of your nondeductible contributions to Regular IRAs. At the end of any year in which you have received a distribution from any Regular IRA, you compute the nontaxable portion of the distribution as follows:

     - divide (1) your total nondeductible Regular IRA contributions (less any amounts previously withdrawn tax free) by (2) the total account balances of all Regular IRAs you own at the end of the year plus all Regular IRA distributions made during the year;

     - multiply this amount by all distributions from the Regular IRA during the year.


In addition, a distribution is not taxable if:

     - the amount received is a withdrawal of excess contributions, as described under "Excess Contributions" above;


     - the entire amount received is rolled over to another Regular IRA (see "Rollovers and Transfers" above); or


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     -   in certain limited circumstances, where the Regular IRA acts as a
         "conduit," you roll over the entire amount into a qualified plan or TSA that accepts rollover contributions. To get this "conduit" Regular IRA treatment:

         o the source of funds you used to establish the Regular IRA must have been a rollover contribution from a qualified plan, and

         o the entire amount received from the Regular IRA (including any earnings on the rollover contribution) must be rolled over into another qualified plan within 60 days of the date received.



Similar rules apply in the case of a TSA.


You may lose conduit treatment, if you make an eligible rollover distribution contribution to a Regular IRA and you commingle this contribution with other contributions. In that case, you may not be able to roll over these eligible rollover distribution contributions and earnings to another qualified plan (or
TSA) at a future date.

Distributions from a Regular IRA are not eligible for ten-year averaging and long-term capital gain treatment available to certain distributions from qualified plans.


REQUIRED MINIMUM DISTRIBUTIONS

 Lifetime Required Minimum Distributions


You must start taking annual distributions from your Regular IRAs beginning at age 70 1/2.


 When you have to take the first required minimum distribution

The first required minimum distribution is for the calendar year in which you turn age 70 1/2. You have the choice to take this first required minimum distribution during the calendar year you actually reach age 70 1/2, or to delay taking it until the first three-month period in the next calendar year (January 1 -- April 1). Distributions must start no later than your "Required Beginning Date," which is April 1st of the calendar year after the calendar year in which you turn age 70 1/2. If you choose to delay taking the first annual minimum distribution, then you will have to take two minimum distributions in that year, the delayed one for the first year and the actual one for that year. Once minimum distributions begin, they must be made at some time each year.

 How you can calculate required minimum distributions


There are two approaches to taking required minimum distributions, "account-based" or "annuity-based." If you choose an "account-based" method, you divide the value of your Regular IRA as of December 31st of the past calendar year by a life expectancy factor from IRS tables. This gives you the required minimum distribution amount for that particular IRA for that year. If you choose an account-based method, the required minimum distribution amount will vary each year as the account value and your life expectancy factors change. If you choose an "annuity-based" method, you do not have to do annual calculations. You apply the account value to an annuity payout for your life or the joint lives of you and a designated beneficiary, or for a period certain not extending beyond applicable life expectancies.


If you pick an account-based method, you have a choice of life expectancy factors, depending on whether you choose a method based only on your life expectancy, or the joint life expectancies of you and another individual. You can decide to "recalculate" your life expectancy every year by using your current life expectancy factor. You can decide instead to use the "term certain" method, where you reduce your life expectancy by one every year after the initial year. If your spouse is your designated beneficiary for figuring out annual account-based required minimum distributions, you can also annually "recalculate" your spouse's life expectancy if you want. If you choose someone who is not your spouse as your designated beneficiary for the purpose of figuring out annual account-based required minimum

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distributions, you have to use the "term certain" method of calculating that person's life expectancy. If you pick a nonspouse designated beneficiary, you may also have to do another special calculation.

If you pick an account-based method, you can later apply your Regular IRA funds to a life annuity-based payout. You can only do this if you already chose to recalculate your life expectancy annually (and your spouse's life expectancy if you select a spousal joint annuity). For example, if you anticipate selecting a form of life annuity payout after you are age 70 1/2, you must have elected to recalculate life expectancies.

 Whether you have to pick the same method to calculate your required minimum distributions for all of your Regular IRAs and other retirement plans.

You can choose a different method and a different beneficiary for each of your Regular IRAs and other retirement plans. For example, you can choose an annuity payout from one IRA, a different annuity payout from a qualified plan, and an account-based annual withdrawal from another IRA.


 If you take more than you need to for any year.


The correct required minimum distribution amount for your Regular IRAs is calculated on a year-by-year basis. There are no carry-back or carry-forward provisions. Also, you cannot apply required minimum distribution amounts you take from your qualified plans to the amounts you have to take from your Regular IRAs and vice versa. However, the IRS will let you figure out the required minimum distribution for each Regular IRA that you maintain, using the method that you picked for that particular IRA. You can add these required minimum distribution amount calculations together. As long as the total amount you take out every year satisfies your overall Regular IRA required minimum distribution amount, you may choose to take your annual required minimum distribution from any one or more Regular IRAs that you own.


 If you take less than you need to for any year.


Your IRA could be disqualified, and you could have to pay tax on the entire value. Even if your IRA is not disqualified, you could have to pay a 50% penalty tax on the shortfall (required amount for Regular IRAs less amount actually taken). It is your responsibility to meet the required minimum distribution rules. We will remind you when our records show that your age 70 1/2 is approaching. If you do not select a method with us, we will assume you are taking your required minimum distribution from another Regular IRA that you own.


 Required minimum distribution payments after you die.



If you die after either (1) the start of annuity payments, or (2) your Required Beginning Date, your beneficiary must receive payment of the remaining values in the certificate at least as rapidly as under the distribution method before your death. In some circumstances, your surviving spouse may elect to become the owner of the Regular IRA and halt distributions until he or she reaches age
70 1/2.

If you are using the recalculation method for determining life expectancy, the payments to a beneficiary may accelerate after your death.

If you die before your Required Beginning Date and before annuity payments begin, federal tax rules require complete distribution of your entire value in the Certificate within five years after your death. Payments to a designated beneficiary over the beneficiary's life or over a period certain that does not extend beyond the beneficiary's life expectancy are also permitted, if these payments start within one year of your death. A surviving spouse beneficiary can also (1) delay starting any payments until you would have attained 70 1/2 or (2) roll over your Regular IRA into his or her own Regular IRA.



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PAYMENTS TO A BENEFICIARY AFTER YOUR DEATH


Regular IRA death benefits are taxed the same as Regular IRA distributions.


BORROWING AND LOANS ARE PROHIBITED TRANSACTIONS


You cannot get loans from a Regular IRA. You cannot use a Regular IRA as collateral for a loan or other obligation. If you borrow against your IRA or use it as collateral, its tax-favored status will be lost as of the first day of the tax year in which this prohibited event occurs. If this happens, you must include in federal gross income for that year an amount equal to the fair market value of the Regular IRA Certificate as of the first day of that tax year, less the amount of any nondeductible contributions not previously recovered. Also, the early distribution penalty tax of 10% will apply if you have not reached age 59 1/2 before the first day of that tax year.



EARLY DISTRIBUTION PENALTY TAX



A penalty tax of 10% of the taxable portion of a distribution applies to distributions from a Regular IRA made before you reach age 59 1/2. The extra penalty tax does not apply if the distribution is covered by an exception. No penalty tax applies to pre-age 59 1/2 distributions made:



     -   on or after your death;

     -   because you are disabled (special federal income tax definition);

     - used to pay certain extraordinary medical expenses (special federal income tax definition);

     - used to pay medical insurance premiums for unemployed individuals (special federal income tax definition);

     - used to pay certain first-time home buyer expenses (special federal income tax definition);

     - used to pay certain higher education expenses (special federal income tax definition); or

     - in the form of substantially equal periodic payments made at least annually over your life (or your life expectancy), or over the joint lives of you and your beneficiary (or your joint life expectancy) using an IRS-approved distribution method.

ROTH INDIVIDUAL RETIREMENT ANNUITIES (ROTH IRAS)



This section of the SAI covers some of the special tax rules that apply to Roth IRAs. If the rules are the same as those that apply to Regular IRAs, we will refer you to the same topic under "Regular IRAs."


The Equitable 300+ Series Roth IRA Certificate is designed to qualify as a Roth individual retirement annuity under Sections 408A and 408(b) of the Internal Revenue Code.


Contributions to Roth IRAs


Individuals may make four different types of contributions to a Roth IRA:

     -   "regular" after-tax contributions out of earnings;


     - taxable "rollover" contributions from Regular IRAs ("conversion" contributions); tax-free rollover contributions from other Roth IRAs; or tax-free direct custodian-to-custodian transfers from other Roth IRAs ("direct transfers").

REGULAR CONTRIBUTIONS TO ROTH IRAS

 Limits on regular Contributions:

Generally, $2,000 is the maximum amount that you may contribute to all IRAs (including Roth IRAs) in any taxable year. This $2,000 limit does not apply to rollover contributions or direct custodian-to--


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custodian transfers into a Roth IRA. Any contributions to Roth IRAs reduce the ability to contribute to Regular IRAs and vice versa. When your earnings are below $2,000, your earned income or compensation for the year is the most you can contribute. If you are married and file a joint income tax return, you and your spouse may combine your compensation to determine the amount of regular contributions you are permitted to make to Roth IRAs and Regular IRAs. See the discussion above under Regular IRAs.

With a Roth IRA, you can make regular contributions when you reach 70 1/2, as long as you have earnings. But, you cannot make contributions for any year that:

     o your federal income tax filing status is "married filing jointly" and your adjusted gross income is over $160,000; or;

     o your federal income tax filing status is "single" and your adjusted gross income is over $110,000.

However, you can make regular Roth IRA contributions in reduced amounts when:

     o your federal income tax filing status is "married filing jointly" and your adjusted gross income is between $150,000 and $160,000; or,

     o your federal income tax filing status is "single" and your adjusted gross income is between $95,000 and $110,000.

If you are married and filing separately and your adjusted gross income is between $0 and $10,000 the amount of regular contribution you are permitted to make is phased out. If your adjusted gross income is more than $10,000 you cannot make a regular Roth IRA contribution.

 When you can make Contributions

Same as Regular IRAs.

 Deductibility of Contributions

Roth IRA contributions are not tax-deductible.


ROLLOVERS AND DIRECT TRANSFERS

You may make rollover contributions to a Roth IRA from only two sources:

     -   another Roth IRA ("tax-free rollover contribution"); or


     - another Regular IRA, including a SEP-IRA or SIMPLE-IRA, in a taxable "conversion" rollover ("conversion contribution").


You may not make contributions to a Roth IRA from a qualified plan under Section 401(a) of the Internal Revenue Code, or a tax-sheltered arrangement under
Section 403(b) of the Internal Revenue Code. You may make direct transfer contributions to a Roth IRA only from another Roth IRA.


The difference between a rollover transaction and a direct transfer transaction is the following: In a rollover transaction you actually take possession of the funds rolled over, or constructively receive them in the case of a change from one type of plan to another. In a direct transfer transaction, you never take possession of the funds, but direct the first Roth IRA custodian, trustee, or issuer to transfer the first Roth IRA funds directly to Equitable, as the Roth IRA issuer. You can make direct transfer transactions only between identical plan types (for example, Roth IRA to Roth IRA). You can also make rollover transactions between identical plan types. However, you can only use rollover transactions between different plan types (for example, Regular IRA to Roth
IRA).


You may make both Roth IRA to Roth IRA rollover transactions and Roth IRA to Roth IRA direct transfer transactions. This can be accomplished on a completely tax-free basis. However you may make Roth IRA to Roth IRA rollover transactions only once in any 12-month period for the same funds. Trustee-to-trustee or custodian-to-custodian direct transfers can be made more frequently than once a year. Also, if you send us the rollover contribution to apply it to a Roth IRA, you must do so within 60 days after you receive the proceeds from the original IRA to get rollover treatment.

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The surviving spouse beneficiary of a deceased individual can roll over or directly transfer an inherited Roth IRA to one or more other Roth IRAs. In some cases, Roth IRAs can be transferred on a tax-free basis between spouses or former spouses because of a court-ordered divorce or separation decree.

CONVERSION CONTRIBUTIONS TO ROTH IRAS



In a conversion rollover transaction, you withdraw (or are deemed to withdraw) all or a portion of funds from a Regular IRA you maintain and convert it to a Roth IRA within 60 days after you receive (or are deemed to receive) the Regular IRA proceeds. Unlike a rollover from a Regular IRA to another Regular IRA, the conversion rollover transaction is not tax exempt. Instead, the distribution from the Regular IRA is generally fully taxable. For this reason, we are required to withhold 10% federal income tax from the amount converted unless you elect out of such withholding. (If you have ever made nondeductible regular contributions to any Regular IRA--whether or not it is the Regular IRA you are converting--a pro rata portion of the distribution is tax exempt.)

There is, however, no early distribution penalty tax on the Regular IRA withdrawal that you are converting to a Roth IRA, even if you are under age 59 1/2.

You cannot make conversion contributions to a Roth IRA for any taxable year in which your adjusted gross income exceeds $100,000. (For this purpose, you compute your adjusted gross income without the gross income stemming from the Regular IRA conversion.) You also cannot make conversion contributions to a Roth IRA for any taxable year in which your federal income tax filing status is "married filing separately."

Finally, you cannot make conversion contributions to a Roth IRA to the extent that the funds in your Regular IRA are subject to the annual required minimum distribution rule applicable to Regular IRAs beginning at age 70 1/2.



WITHDRAWALS, PAYMENTS AND TRANSFERS OF FUNDS OUT OF ROTH IRAS

You can withdraw any or all of your funds from a Roth IRA at any time without restriction. You do not need to wait for a special event like retirement.

DISTRIBUTIONS FROM ROTH IRAS

Distributions include withdrawals from your Certificate, surrender of your Certificate and annuity payments from your Certificate. Death benefits are also distributions.

The following distributions from Roth IRAs are free of income tax:

     -   rollovers from a Roth IRA to another Roth IRA;

     -   direct transfers from a Roth IRA to another Roth IRA;



     -   "qualified distributions" from Roth IRAs; and

     -   return of excess contributions or amounts recharacterized to a Regular
         IRA.



 Qualified Distributions from Roth IRAs

A qualified distribution from a Roth IRA is any distribution made (1) after the five-taxable year period beginning with the first taxable year for which you made any contribution to any Roth IRA (whether or not the one from which the distribution is being made) and (2) for one of the following reasons:

     -   you reach age 59 1/2;

     -   you die;

     -   you become disabled (special federal income tax definition); or

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     -   your distribution is a "qualified first-time homebuyer distribution"
         (special federal income tax definition; $10,000 lifetime total limit for these distributions from all of your Traditional and Roth IRAs).



It is not possible to have a tax-free qualified distribution from a Roth IRA before 2003 because of the five year aging requirement.



 Nonqualified Distributions from Roth IRAs

Distributions from Roth IRAs that are not qualified distributions are potentially taxable as ordinary income. Nonqualified distributions receive return-of-investment-first treatment. Only the difference between the amount of the distribution and the amount of contributions to all of your Roth IRAs is taxable. You have to reduce the amount of contributions to all of your Roth IRAs to reflect any previous tax-free recoveries.

You must keep your own records of regular and conversion contributions to all Roth IRAs to assure appropriate taxation. You may have to file information on your contributions to and distributions from any Roth IRA on your tax return. You may have to retain all income tax returns and records pertaining to such contributions and distributions until your interests in all Roth IRAs are distributed.



Like Regular IRAs, taxable distributions from a Roth IRA are not eligible for favorable ten-year averaging and long-term capital gain treatment available to certain distributions from qualified plans.


REQUIRED MINIMUM DISTRIBUTIONS AFTER YOUR DEATH



If you die before we have distributed the entire amount of your Roth IRA to you, federal tax rules require complete distribution of your entire value in the Certificate within five years after your death. Payments to a designated beneficiary over the beneficiary's life or over a period certain that does not extend beyond the beneficiary's life expectancy are also permitted, if these payments start within one year of your death. If your surviving spouse is the designated beneficiary, required minimum distributions need not be made until after the surviving spouse's death.


PAYMENTS TO A BENEFICIARY AFTER YOUR DEATH

Distributions to a beneficiary generally receive the same tax treatment as if the distribution had been to you.

BORROWING AND LOANS ARE PROHIBITED TRANSACTIONS

You cannot get loans from a Roth IRA. You cannot use a Roth IRA as collateral for a loan or other obligation. If you borrow against your Roth IRA or use it as collateral, its tax-favored status will be lost as of the first day of the tax year in which this prohibited event occurs. If this happens, you must include in federal gross income for that year an amount equal to the fair market value of the Roth IRA Certificate as of the first day of that tax year, less the amount of any nondeductible contributions not previously recovered. Also, the early distribution penalty tax of 10% will apply if you have not reached age 59 1/2 before the first day of that tax year.

EXCESS CONTRIBUTIONS

Excess contributions to Roth IRAs are subject to a 6% excise tax for the year in which made and for each year after until withdrawn. The following are excess contributions to Roth IRAs:

         -    "regular" contributions of more than $2,000;

         - "regular" contributions of more than earned income for the year, if that amount is under $2,000; and

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         -    rollover contributions of amounts that are not eligible to be rolled over (for example, conversion rollovers from a Regular IRA for individuals with adjusted gross income in excess of $100,000 in the conversion year.)



You can withdraw or recharacterize any contribution to a Roth IRA before the due date (including extensions) for filing your federal income tax return for the tax year. If you do this, you must also withdraw or recharacterize any earnings attributable to the contribution.

EARLY DISTRIBUTION PENALTY TAX

A penalty tax of 10% of the taxable portion of a distribution applies to distributions from a Roth IRA made before you reach age 59 1/2. The extra penalty tax does not apply if the distribution is covered by an exception. No penalty tax applies to pre-age 59 1/2 distributions made:

     - on or after your death;

     - because you are disabled (special federal income tax definition);

     - used to pay certain extraordinary medical expenses (special federal income tax definition);

     - used to pay medical insurance premiums for unemployed individuals (special federal income tax definition);

     - used to pay certain first-time home buyer expenses (special federal income tax definition);

     - used to pay certain higher education expenses (special federal income tax definition); or

     - in the form of substantially equal periodic payments made at least annually over your life (or your life expectancy), or over the joint lives of you and your beneficiary (or your joint life expectancy) using an IRS-approved distribution method.

Special penalty rules may apply to amounts withdrawn attributable to 1998 conversion rollovers.

IRAS UNDER SIMPLIFIED EMPLOYEE PENSION PLANS (SEP)



When an employer establishes a SEP for its employees, it can contribute to a Regular IRA certificate for each eligible employee. The employee may also contribute to that SEP certificate. A SEP IRA Certificate is a form of Regular IRA Certificate, owned by the employee-participant and most of the rules applicable to Regular IRAs discussed above apply. A major difference is the amount of permissible contributions.

Under 2000 statutory limits, an employer can annually contribute an amount for an employee up to the lesser of $25,500 or 15% of the employee's compensation, which is determined without the employer's contribution to the SEP. The $25,500 maximum may be adjusted for cost of living changes in future years. These limits may be reduced by contributions the employer makes to other qualified plans. The employer must contribute for each employee who has reached age 21 and has worked for the employer during at least three of the preceding five years. The employer does not have to contribute for employees who (1) earn less than $450 in 2000,
(2) are covered by a collective bargaining agreement or (3) are non-resident aliens who receive no earned income from sources within the United States.

Employers make their contributions under a written program that provides for (1) withdrawals, (2) contributions under an allocation formula, and (3) contributions that bear a uniform relationship to actual compensation, not greater than $170,000 in 2000. Contributions cannot discriminate in favor of highly compensated employees. An employer may integrate contributions to the SEP with Social Security. Call our toll-free number for assistance.



SIMPLE IRAS



An eligible employer may establish a "SIMPLE" plan to make contributions to special individual retirement accounts or individual retirement annuities for its employees ("SIMPLE IRAs"). A SIMPLE IRA is a form of regular IRA owned by the employee. Generally, the rules applicable to Regular IRAs,


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discussed above, apply. There are differences in the amount and type of permissible contributions. Also, employees who have not participated in the employer's SIMPLE IRA plan for at least two full years may be subject to an increased penalty tax on withdrawals of SIMPLE IRA funds.

The employer cannot maintain any other qualified plan, SEP or TSA arrangement if it makes contributions under a SIMPLE IRA plan. (Eligible employers may maintain EDC plans.)

An employer establishing a SIMPLE plan should consult its tax advisor concerning the various technical rules applicable to establishing and maintaining SIMPLE IRA plans. For example, the definition of employee's "compensation" varies depending on whether it appears in the context of employer eligibility, employee participation, and employee or employer contributions.

Participation must be open to all employees who (1) received at least $5,000 in compensation from the employer in any two preceding years (they do not have to be consecutive years) and (2) are reasonably expected to receive at least $5,000 in compensation during the year. (Certain collective bargaining unit and alien employees may be excluded.)



The only permitted contributions to a SIMPLE IRA are (1) contributions under a salary reduction agreement entered into between the employer and the participating employee and (2) required employer contributions (employer matching contributions or employer nonelective contributions). (Direct transfer and rollover contributions from other SIMPLE IRAs, but not Regular IRAs, may also be made.) Salary reduction contributions can be any percentage of compensation (or a specific dollar amount, if the employer's plan permits) but are limited to $6,000 in 2000. The $6,000 elective deferral limit may be indexed for cost of living adjustments in future years.

The employer is required to make matching contributions on behalf of each eligible employee in an amount equal to the salary reduction contributions, up to 3% of the employee's compensation or a 2% non-elective contribution to all eligible employees. The employer must also follow the notification and filing requirements outlined in the SIMPLE IRA model amendment, to avoid non-discrimination tests.

Amounts contributed to SIMPLE IRAs are not currently taxable to employees. Only the employer can deduct SIMPLE IRA contributions, not the employee. An employee eligible to participate in a SIMPLE IRA is an active participant in an employer plan and thus may not be able to deduct all or a portion of regular contributions to his/her own IRA.



As with Regular IRAs in general, contributions and earnings accumulate tax deferred until withdrawn and are then fully taxable. There are no withdrawal restrictions applicable to SIMPLE IRAs. However, because of the level of employer involvement, SIMPLE IRA plans are subject to ERISA. See "ERISA Matters" below. The same 10% penalty on taxable early withdrawals that applies to Regular IRAs applies to SIMPLE IRAs, subject to the same exceptions for death, disability and attainment of age 59 1/2. For employees who have not participated in the employer's SIMPLE IRA for two full years, that penalty is 25%.

Amounts withdrawn from a SIMPLE IRA can be rolled over to another SIMPLE IRA, to a Regular IRA or a Roth IRA (if under the conversion rollover rules discussed above). No rollovers from a SIMPLE IRA to any other type of IRA are permitted for individuals under age 59 1/2 who have not participated in the employer's SIMPLE IRA plan for two full years. For such employees, any amounts withdrawn from a SIMPLE IRA are taxable and subject to a 25% additional tax penalty with the exceptions noted in the preceding paragraph.



FEDERAL AND STATE INCOME TAX WITHHOLDING AND INFORMATION REPORTING

We must withhold federal income tax from distributions from annuity contracts. You may be able to elect out of this income tax withholding in some cases. Generally, we do not have to withhold if your distributions are not taxable. The rate of withholding will depend on the type of distribution and, in certain cases, the amount of your distribution. Any income tax withheld is a credit against your income tax liability. If you do not have sufficient income tax withheld or do not make sufficient estimated income tax payments, you may incur penalties under the estimated income tax rules.

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You must file your request not to withhold in writing before the payment or distribution is made. Our Processing Office will provide forms for this purpose. You cannot elect out of withholding unless you provide us with your correct Taxpayer Identification Number and a United States residence address. You cannot elect out of withholding if we are sending the payment out of the United States.

You should note the following special situations:



         - We might have to withhold and/or report on amounts we pay under a free look or cancellation.

         - We are generally required to withhold on conversion rollovers of Regular IRAs to Roth IRAs, as the deemed withdrawal from the Regular IRA is taxable.



         - We are required to withhold on the gross amount of a distribution from a Roth IRA unless you elect out of withholding. This may result in tax being withheld even though the Roth IRA distribution is not taxable in whole or in part.

Special withholding rules apply to foreign recipients and United States citizens residing outside the United States. We do not discuss these rules here. Certain states have indicated that state income tax withholding will also apply to payments from the Certificates made to residents. In some states, you may elect out of state withholding, even if federal withholding applies. Generally, we will consider an election out of federal withholding to be an election out of state withholding. If you need more information concerning a particular state or any required forms, call our Processing Office at the toll-free number.

FEDERAL INCOME TAX WITHHOLDING ON PERIODIC ANNUITY PAYMENTS

We withhold differently on "periodic" and "non-periodic" payments. For a periodic annuity payment, for example, unless you specify a different number of withholding exemptions, we withhold assuming that you are married and claiming three withholding exemptions. If you do not give us your correct Taxpayer Identification Number, we withhold as if you are single with no exemptions.



Based on the assumption that you are married and claiming three withholding exemptions, if you receive less than $14,888 in periodic annuity payments in 2000 your payments will generally be exempt from federal income tax withholding. You could specify a different choice of withholding exemption or request that we withhold tax. Your withholding election remains effective unless and until you revoke it. You may revoke or change your withholding election at any time.


FEDERAL INCOME TAX WITHHOLDING ON NON-PERIODIC ANNUITY PAYMENTS (WITHDRAWALS)

For a non-periodic distribution (total surrender or partial withdrawal), we withhold generally at a flat 10% rate. We apply that rate to the taxable amount in the case of nonqualified Certificates, and to the payment amount in the case of IRAs and Roth IRAs).



You cannot elect out of withholding if the payment is an "eligible rollover distribution" from a TSA. If a non-periodic distribution from a TSA is not an "eligible rollover distribution" then the 10% withholding rate applies.



MANDATORY WITHHOLDING FROM TSAS



Unless you have the distribution go directly to the new plan, eligible rollover distributions from TSAs are subject to mandatory 20% withholding. An eligible rollover distribution from a TSA can be rolled over to another TSA or a Regular IRA. All distributions from a TSA are eligible rollover distributions unless they are on the following list of exceptions:

         -  any after-tax contributions you made to the plan;

         - any distributions that are "required minimum distributions" after age 70 1/2 or separation from service;



         -  hardship withdrawals;



                                     SAI-18

--------------------------------------------------------------------------------

         - substantially equal periodic payments made at least annually for your life (or life expectancy) or the joint lives (or joint life expectancy) of you and your designated beneficiary;

         - substantially equal periodic payments made for a specified period of 10 years or more;



         - if you have contributed too much, corrective distributions which fit specified technical tax rules;


         - a death benefit payment to a beneficiary who is not your surviving spouse; and

         - a qualified domestic relations order distribution to a beneficiary who is not your current spouse or former spouse.



A death benefit payment to your surviving spouse, or a qualified domestic relations order distribution to your current or former spouse, may be a distribution subject to a mandatory 20% withholding.



ERISA MATTERS



Certain TSAs and SIMPLE IRAs may be subject to some or all rules applicable to ERISA plans. For TSAs subject to ERISA (but not SIMPLE IRAs), you need spousal consent to make a withdrawal or other distribution under the Certificate. In addition, unless you and your spouse elect otherwise, the retirement benefits payable under the plan or arrangement must be in the form of a qualified joint and survivor annuity ("QJSA"). A QJSA is an annuity payable for your life, with a survivor annuity for the life of your spouse. The amount payable to your spouse must be at least one-half of the amount payable to you during your lifetime. In addition, your beneficiary must be your spouse, unless your spouse consents in writing to the designation of a different beneficiary.



Section 404(c) of ERISA and the related DOL regulation excuses a plan fiduciary from liability for investment losses due to your investment decisions. Thus, in situations to which Section 404(c) and the related DOL regulation apply, you can make and you are responsible for the results of your own investment decisions.
Section 404(c) plans must provide, among other things that a broad range of investment choices are available to plan participants and beneficiaries and must provide such plan participants and beneficiaries with enough information to make informed investment decisions. Compliance with the Section 404(c) regulation is completely voluntary by the plan sponsor. The Equitable 300+ Series TSA and SIMPLE IRA programs provide the broad range of investment choices and information needed in order to meet the requirements of the Section 404(c) regulation. If the plan is intended to be a Section 404(c) plan, it is, however, the plan sponsor's responsibility to see that the requirements of the DOL regulation are met. Equitable Life will not be responsible if a plan fails to meet the requirements of Section 404(c).

IMPACT OF TAXES TO EQUITABLE

The Certificates provide that we may charge Separate Account No. 301 for taxes. We do not now, but may in the future set up reserves for such taxes.

THE GUARANTEED RATE ACCOUNTS



Contributions to a Guaranteed Rate Account, or GRA, become part of our general account, which supports all of our insurance and annuity guarantees as well as our general obligations.


THE GUARANTEES

We credit contributions to a GRA with interest at a fixed rate for each guarantee period. We guarantee the amount of the contribution (before deduction of any applicable participant service charge). The effective annual guaranteed interest rate will always be at least 3%.

Currently, we offer GRAs with new one-year and three-year guarantee periods each calendar quarter. We express the fixed interest rate as an effective annual interest rate, and apply it to contributions made

                                     SAI-19

--------------------------------------------------------------------------------

throughout the calendar quarter, or "open period," for each guarantee period. We may close a guarantee period offered during an open period. In that case, we may offer a new guaranteed rate for the same guarantee period for the remainder of the open period.


We reserve the right to close a guarantee period being offered at any time based on market conditions. Subsequent interest rate changes will not affect contributions made during the open period. All guarantee periods of the same duration that are opened during an open period mature on the same day. After the last day of the open period we will apply no further contributions to those guarantee periods. In accordance with instructions, we will allocate contributions to guarantee periods during the next open period at the new interest rates for that subsequent open period. You may obtain the new guaranteed rates by calling us at the number listed on the front of this SAI.

CONTRIBUTIONS

We credit contributions to a GRA until maturity of a guarantee period with the interest rate in effect on the date of receipt. We express the rate as an effective annual rate, reflecting daily compounding and the deduction of the participant service charge.

Your written request for a change in the percentage of contributions that you allocate to a GRA guarantee period becomes effective on the date that we receive it. Alternatively, you may make allocation or contribution instructions by telephone through the AIM System.

WITHDRAWALS AND TRANSFERS



Amounts in the GRAs will be withdrawn or transferred on a last-in, first-out basis, unless you specify otherwise. All other amounts withdrawn or transferred will be subject to a withdrawal charge as discussed under "Charges and Expenses" in the prospectus. We will deduct the withdrawal charge from (1) the remaining amounts in your guarantee period after we process the withdrawal or transfer payment, or (2) the amount you withdrew or transferred if remaining amounts are insufficient.


EXAMPLE OF WITHDRAWAL CHARGE

You contribute $2,000 GRA on January 1, allocating the contribution to a three-year guarantee period with a guaranteed interest rate of 4%. On December 31, you make a premature withdrawal of $1,000 from that GRA guarantee period. The maximum participant service charge applicable is $30 per year ($7.50 per quarter). We will calculate the withdrawal charge as follows:


                                          PARTICIPANT                    PREMATURE
                                            SERVICE         AMOUNT      WITHDRAWAL      CHECK        ACCOUNT
DATE        CONTRIBUTION     INTEREST        CHARGE       REQUESTED       CHARGE       AMOUNT        BALANCE
--------   --------------   ----------   -------------   -----------   ------------   --------   --------------
 1/1          $2,000           --          --                --             --          --        $2,000.00
 3/31           --          $19.71       $7.50               --             --          --         2,012.21
 6/30           --           19.83        7.50               --             --          --         2,024.54
 9/30           --           19.95        7.50               --             --          --         2,036.09
 12/31          --           20.07        7.50             $1,000        $ 26.00*     $1,000       1,023.56

----------

* The lesser of (a) 7% ($75.27) of the amount withdrawn (including the amount of the withdrawal charge) or (b) the amount of the Participant's accumulated interest ($26.00) attributable to that same amount.

The example assumes that each quarter contains the same number of days and that each transaction occurs on a Business Day.

CASH VALUE-ACCOUNT BALANCE ILLUSTRATION

The following tables illustrate the account balance (which does not give effect to any withdrawal charge) and the cash value (which gives effect to the withdrawal charge) for contributions allocated to the GRAs.

                                     SAI-20

--------------------------------------------------------------------------------

                                     TABLE I
                        ACCOUNT BALANCES AND CASH VALUES
      (ASSUMING $1,000 CONTRIBUTIONS MADE ANNUALLY ON THE ENROLLMENT DATE)


                      CASH VALUE                    ACCOUNT BALANCE
             -----------------------------   ------------------------------
 ATTAINED          3%              6%              3%              6%
   AGE          MINIMUM       ILLUSTRATED       MINIMUM        ILLUSTRATED
 YEAR END      GUARANTEE          RATE         GUARANTEE          RATE
----------   -------------   -------------   -------------   --------------
     1       $   999.66     $    999.66     $    999.66     $  1,029.33
     2         2,000.00        2,000.00        2,029.32        2,120.42
     3         3,000.00        3,047.59        3,089.86        3,276.98
     4         4,000.00        4,187.72        4,182.22        4,502.93
     5         5,000.00        5,396.26        5,307.36        5,802.44
     6         6,013.60        6,677.32        6,466.24        7,179.91
     7         7,123.70        8,035.23        7,659.89        8,640.04
     8         8,267.10        9,474.63        8,889.35       10,187.77
     9         9,444.80       11,000.38       10,155.70       11,828.37
    10        10,657.83       12,617.68       11,460.03       13,567.40
    11        11,907.25       14,332.03       12,803.50       15,410.78
    12        13,194.16       16,149.23       14,187.27       17,364.76
    13        14,519.67       18,075.46       15,612.55       19,435.98
    14        15,884.95       20,117.27       17,080.59       21,631.47
    15        17,291.19       22,281.58       18,592.68       23,958.69
    16        18,739.61       24,575.75       20,150.12       26,425.54
    17        20,231.49       27,007.58       21,754.29       29,040.40
    18        21,768.12       29,585.31       23,406.58       31,812.16
    19        23,350.85       32,317.70       25,108.44       34,750.22
    20        24,981.07       35,214.04       26,861.36       37,864.56
    21        26,660.19       38,284.17       28,666.87       41,165.77
    22        28,389.68       41,538.50       30,526.54       44,665.05
    23        30,171.06       44,988.08       32,442.00       48,374.28
    24        32,005.88       48,644.65       34,414.92       52,306.07
    25        33,895.74       52,520.60       36,447.04       56,473.77
    26        35,842.30       56,629.12       38,540.11       60,891.52
    27        37,847.26       60,984.14       40,695.98       65,574.34
    28        39,912.37       65,600.47       42,916.52       70,538.14
    29        42,039.43       70,493.77       45,203.68       75,799.76
    30        44,230.30       75,680.68       47,559.46       81,377.07
    31        46,486.89       81,178.79       49,985.91       87,289.03
    32        48,811.19       87,006.80       52,485.15       93,555.70
    33        51,205.21       93,184.49       55,059.37      100,198.37
    34        53,671.06       99,732.83       57,710.81      107,239.61
    35        56,210.88      106,674.08       60,441.80      114,703.31
    36        58,826.89      114,031.80       63,254.72      122,614.84
    37        61,521.38      121,830.99       66,152.03      131,001.06
    38        64,296.71      130,098.12       69,136.25      139,890.45
    39        67,155.30      138,861.29       72,210.00      149,313.21
    40        70,099.65      148,150.24       75,375.97      159,301.34
    41        73,132.33      157,996.54       78,636.91      169,888.75
    42        76,255.99      168,433.61       81,995.68      181,111.41
    43        79,473.35      179,496.90       85,455.22      193,007.42
    44        82,787.24      191,224.00       89,018.54      205,617.20
    45        86,200.55      203,654.71       92,688.76      218,983.56
    46        89,716.25      216,831.28       96,469.09      233,151.91
    47        93,337.43      230,798.43      100,362.83      248,170.35
    48        97,067.24      245,603.61      104,373.38      264,089.91
    49       100,908.94      261,297.11      108,504.24      280,964.63
    50       104,865.90      277,932.21      112,759.03      298,851.84


                                     SAI-21

--------------------------------------------------------------------------------

                                    TABLE II
                        ACCOUNT BALANCES AND CASH VALUES
     (ASSUMING A SINGLE CONTRIBUTION OF $1,000 AND NO FURTHER CONTRIBUTION)


                        CASH VALUE                  ACCOUNT BALANCE
---------------------------------------------------------------------------
                      3%             6%             3%             6%
   ATTAINED        MINIMUM      ILLUSTRATED      MINIMUM       ILLUSTRATED
 AGE YEAR END     GUARANTEE         RATE        GUARANTEE         RATE
--------------   -----------   -------------   -----------   --------------
       1        $ 999.66      $ 1,000.00      $ 999.66      $ 1,029.33
       2          999.32        1,000.00        999.32        1,060.42
       3          998.96        1,016.84        998.96        1,093.38
       4          998.60        1,049.33        998.60        1,128.31
       5          998.22        1,083.77        998.22        1,165.34
       6          997.83        1,120.27        997.83        1,204.59
       7          997.43        1,158.96        997.43        1,246.20
       8          997.02        1,199.98        997.02        1,290.30
       9          996.60        1,243.46        996.60        1,337.05
      10          996.16        1,289.54        996.16        1,386.60
      11          995.71        1,338.39        995.71        1,439.13
      12          995.25        1,390.17        995.25        1,494.81
      13          994.77        1,445.06        994.77        1,553.83
      14          994.28        1,503.24        994.28        1,616.39
      15          993.77        1,564.92        993.77        1,682.70
      16          993.25        1,630.29        993.25        1,753.00
      17          992.71        1,699.58        992.71        1,827.51
      18          992.16        1,773.04        992.16        1,906.49
      19          991.59        1,850.90        991.59        1,990.21
      20          991.00        1,933.43        991.00        2,078.95
      21          990.39        2,020.91        990.39        2,173.02
      22          989.77        2,113.64        989.77        2,272.73
      23          989.13        2,211.94        989.13        2,378.43
      24          988.47        2,316.13        988.47        2,490.46
      25          987.79        2,426.57        987.79        2,609.22
      26          987.09        2,543.65        987.09        2,735.10
      27          986.36        2,667.74        986.36        2,868.54
      28          985.62        2,799.28        985.62        3,009.98
      29          984.85        2,938.72        984.85        3,159.91
      30          984.06        3,086.52        984.06        3,318.84
      31          983.25        3,243.19        983.25        3,487.30
      32          982.41        3,409.26        982.41        3,665.87
      33          981.55        3,585.29        981.55        3,855.15
      34          980.66        3,771.88        980.66        4,055.79
      35          979.74        3,969.68        979.74        4,268.47
      36          978.80        4,179.34        978.80        4,493.91
      37          977.82        4,401.58        977.82        4,732.88
      38          976.82        4,637.15        976.82        4,986.18
      39          975.79        4,886.85        975.79        5,254.68
      40          974.73        5,151.54        974.73        5,539.29
      41          973.64        5,432.11        973.64        5,840.98
      42          972.51        5,729.52        972.51        6,160.77
      43          971.35        6,044.77        971.35        6,499.75
      44          970.16        6,378.93        970.16        6,859.07
      45          968.93        6,733.15        968.93        7,239.94
      46          967.66        7,108.61        967.66        7,643.67
      47          966.35        7,506.61        966.35        8,071.62
      48          965.01        7,928.48        965.01        8,525.25
      49          963.63        8,375.67        963.63        9,006.10
      50          962.20        8,849.69        962.20        9,515.79






                                     SAI-22

--------------------------------------------------------------------------------

HOW WE DETERMINE UNIT VALUES

Unit values for the Funds are determined at the end of each Business Day.

The unit value of any Fund for any Business Day is equal to the unit value for the preceding business day multiplied by the "net investment factor" for that Fund on that Business Day.

A net investment factor for each Fund is determined every Business Day as follows:


    - First, we take the value of the shares held by the Fund in the corresponding Portfolio of EQ Advisors Trust, at the close of business that day (before giving effect to any amounts allocated to or withdrawn from the Fund for that day). For this purpose, we use the share value reported to us by the Portfolio.


    - Then, we divide this amount by the value of the amounts in the Fund at the close of business on the preceding Business Day (after giving effect to any amounts allocated or withdrawn for that day).


    - Finally, we subtract any daily charge for fees or expenses payable by the Fund.


ILLUSTRATION OF CHANGES IN UNIT VALUES

Generally, if on a particular Business Day investment income and realized and unrealized capital gains exceed realized and unrealized capital losses and any expense charges, the unit value would be greater than the value for the previous period.



For example, assume that at the close of trading on a Monday, the value of a Fund's assets is $2,500,000, and the unit value is $10. If on the next Business Day, Tuesday, the investment income and realized and unrealized capital gains exceed realized and unrealized losses by $7,500, and the daily accrual for expenses charged to the Trust is $50, the unit value for that day would be calculated as follows:




1.  Unit value for Monday ..................................................     $       10
2.  Value of assets at close of business on Monday .........................     $2,500,000
3.  Excess of investment income and realized and unrealized capital gains
     over realized and unrealized losses ...................................     $    7,500
4.  Daily accrual for expenses (administration charges and certain expenses
     borne directly by the Funds) charged to the Investment Fund ...........     $       50
5.  Value of assets, less charge for expenses, at close of business day On
     Tuesday, ((2) + (3) -- (4)) ...........................................     $2,507,450
6.  Net investment factor ((5) divided by (2)) .............................        1.00298
7.  Unit value for Tuesday ((1) x (6)) .....................................     $  10.0298


If, on the other hand, the realized and unrealized losses exceeded investment income and realized and unrealized capital gains on that day by $7,500, the unit value for Tuesday would have been $9.9698.

ALLIANCE MONEY MARKET FUND YIELD INFORMATION


The Alliance Money Market Fund calculates yield information for seven-day periods. The seven-day current yield calculation is based on a hypothetical account balance with one unit at the beginning of the period. To determine the seven-day rate of return, the net change in the unit value is computed by subtracting the unit value at the beginning of the period from a unit value, exclusive of capital changes, at the end of the period.

The net change will be reduced by the average administrative charge factor (explained below). This reduction is made to recognize the deduction of the participant service charge, which is not reflected in


                                     SAI-23

--------------------------------------------------------------------------------

the unit value. See "Charges and Expenses--Participant Service Charge" in the prospectus. Unit values reflect all other accrued expenses of the Alliance Money Market Fund.



The adjusted net change is divided by the unit value at the beginning of the period to obtain the adjusted base period rate of return. This seven-day adjusted base period is multiplied return by 365/7 to produce an annualized seven-day current yield figure that we carry to the nearest one-hundredth of one percent.

The actual dollar amount of the participant service charge that we deduct from the Alliance Money Market Fund will vary for each participant depending upon how the participant allocates the account balance among the investment options. To determine the effect of the participant service charge on the yield, we start with the total dollar amount of the charges deducted from the Fund on the last day of the prior quarter. This amount is multiplied by 7/91.25 to produce an average participant service charge factor which is used in all weekly yield computations for the ensuing quarter. The average administrative charge is then divided by the number of Alliance Money Market Fund Units as of the end of the prior calendar quarter, and we deduct the resulting quotient from the net change in Unit Value for the seven-day period.

The effective yield is obtained by modifying the current yield to give effect to the compounding nature of the Alliance Money Market Fund's investments, as follows: compounding the unannualized adjusted base period return by adding one to the adjusted base period return, raising the sum to a power equal to 365 divided by 7, and subtracting one from the result, i.e., effective yield = (base period return + 1) 365/7 -- 1.


The Alliance Money Market Fund yields will fluctuate daily. Accordingly, yields for any given period are not necessarily representative of future results. In addition, the value of Units of the Alliance Money Market Fund will fluctuate and not remain constant.

The Alliance Money Market Fund yields reflect charges that are not normally reflected in the yields of other investments and therefore may be lower when compared with yields of other investments. You should not compare Alliance Money Market Fund yields to the return on fixed rate investments that guarantee rates of interest for specified periods, such as the Guaranteed Rate Accounts or bank deposits. You should not compare the yield to the yield of money market funds made available to the general public. Those yields usually are calculated on the basis of a constant $1 price per share, and those funds pay out earnings in dividends that accrue on a daily basis.



The seven-day current yield for the Alliance Money Market Fund was 4.90% for the period ended December 31, 1999. The effective yield for that period was 5.03%. Because these yields reflect the deduction of Separate Account No. 301 expenses, including the participant service charge, they are lower than the corresponding yield figures for the Alliance Money Market Portfolio, which reflect only the deduction of Trust-level expenses.

FINANCIAL STATEMENTS

Your should consider the financial statements of Equitable Life included herein only as bearing upon the ability of Equitable Life to meet its obligations under the certificates. The financial statements begin on page F-1.



                                     SAI-24

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of
The Equitable Life Assurance Society of the United States and Contractowners of Separate Account No. 301 of The Equitable Life Assurance Society of the United States

In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of the Alliance Money Market Fund, Alliance Intermediate Government Securities Fund, Alliance High Yield Fund, Alliance Balanced Fund, Alliance Growth & Income Fund, Alliance Common Stock Fund, Alliance Aggressive Stock Fund, Alliance Global Fund, Alliance Conservative Investors Fund, Alliance Growth Investors Fund, MFS Emerging Growth Companies Fund, BT Equity 500 Index Fund, Lazard Small Cap Value Fund,
T. Rowe Price International Stock Fund, ("EQ Advisors Trusts funds"), separate investment funds of The Equitable Life Assurance Society of the United States ("Equitable Life") Separate Account No. 301 at December 31, 1999 and the results of each of their operations and changes in each of their net assets for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of Equitable Life's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of shares owned in The EQ Advisors Trust at December 31, 1999 with the transfer agent, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
New York, New York
February 1, 2000

                                     FSA-1

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT 301

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 1999


                                                 ALLIANCE
                                  ALLIANCE     INTERMEDIATE     ALLIANCE
                                    MONEY       GOVERNMENT        HIGH        ALLIANCE
                                   MARKET       SECURITIES       YIELD        BALANCED
                               -------------- -------------- ------------- --------------

ASSETS:
Investments in shares of
  the Trust -- at market
  value (Note 2)

  Cost:  $ 25,791,602 .........  $25,619,244
            5,293,674 .........                 $5,091,236
            1,903,278 .........                               $1,445,116
           42,052,117 .........                                             $46,417,882
            8,204,285 .........
          105,961,169 .........
            6,579,089 .........
            6,821,803 .........
            2,084,732 .........
            2,866,797 .........
            1,014,232 .........
            1,842,898 .........
               96,889 .........
              331,646 .........

Receivable for Trust
  shares sold .................           --           324           126          2,423
Receivable for policy
  related transactions ........      602,398          3,499            --             --
                                 -----------     ----------    ----------    -----------
Total Assets ..................   26,221,642      5,095,059     1,445,242     46,420,305
                                 -----------     ----------    ----------    -----------
LIABILITIES:
Payable for Trust shares
  purchased ...................      607,552             --            --             --
Payable for policy related
  transactions ................           --             --           781         11,937
                                 -----------     ----------    ----------    -----------
Total Liabilities .............      607,552             --           781         11,937
                                 -----------     ----------    ----------    -----------
NET ASSETS ....................   25,614,090      5,095,059     1,444,461     46,408,368
                                 ===========     ==========    ==========    ===========




                                                                                                                          MFS
                                  ALLIANCE       ALLIANCE      ALLIANCE                    ALLIANCE       ALLIANCE      EMERGING
                                  GROWTH &        COMMON      AGGRESSIVE     ALLIANCE    CONSERVATIVE      GROWTH        GROWTH
                                   INCOME         STOCK          STOCK        GLOBAL       INVESTORS     INVESTORS     COMPANIES
                               ------------- --------------- ------------ ------------- -------------- ------------- -------------
ASSETS:
Investments in shares of
  the Trust -- at market
  value (Note 2)
  Cost:$ 25,791,602 .........
          5,293,674 .........
          1,903,278 .........
         42,052,117 .........
          8,204,285 ......... $9,018,681
        105,961,169 .........                $137,941,287
          6,579,089 .........                                 $7,321,076
          6,821,803 .........                                              $9,013,332
          2,084,732 .........                                                           $2,126,692
          2,866,797 .........                                                                         $3,227,284
          1,014,232 .........                                                                                       $1,192,503
          1,842,898 .........
             96,889 .........
            331,646 .........
Receivable for Trust
 shares sold ................     12,211            90,925       102,413           --             40         4,071        35,986
Receivable for policy
 related transactions .......         --                --            --        4,038             --            --            --
                              ----------      ------------    ----------   ----------     ----------    ----------    ----------
Total Assets ................  9,030,892       138,032,212     7,423,489    9,017,370      2,126,732     3,231,355     1,228,489
                              ----------      ------------    ----------   ----------     ----------    ----------    ----------


LIABILITIES:
Payable for Trust shares
 purchased ..................         --                --            --        6,077             --            --            --
Payable for policy related
 transactions ...............     13,803           199,657       106,576           --          1,257         5,343        70,122
                              ----------      ------------    ----------   ----------     ----------    ----------    ----------
Total Liabilities ...........     13,803           199,657       106,576        6,077          1,257         5,343        70,122
                              ----------      ------------    ----------   ----------     ----------    ----------    ----------
NET ASSETS ..................  9,017,089       137,832,555     7,316,913    9,011,293      2,125,475     3,226,012     1,158,367
                              ==========      ============    ==========   ==========     ==========    ==========    ==========




                                    BT         LAZARD    T. ROWE PRICE
                                EQUITY 500   SMALL CAP   INTERNATIONAL
                                   INDEX       VALUE         STOCK
                               ------------ ----------- --------------

ASSETS:
Investments in shares of
  the Trust -- at market
  value (Note 2)
  Cost:  $ 25,791,602 .......
            5,293,674 .......
            1,903,278 .......
           42,052,117 .......
            8,204,285 .......
          105,961,169 .......
            6,579,089 .......
            6,821,803 .......
            2,084,732 .......
            2,866,797 .......
            1,014,232 .......
            1,842,898 .......  $1,996,150
               96,889 .......               $ 96,457
              331,646 .......                             $406,391
Receivable for Trust
  shares sold ...............         147         --            14
Receivable for policy
  related transactions ......          --     27,209           471
                                ----------   --------      --------
Total Assets .................   1,996,297    123,666       406,876
                                ----------   --------      --------
LIABILITIES:
Payable for Trust shares
  purchased ..................          --         --            --
Payable for policy related
  transactions ...............       7,215         --            --
                                ----------   --------      --------
Total Liabilities ............       7,215         --            --
                                ----------   --------      --------
NET ASSETS ...................   1,989,082    123,666       406,876
                                ==========   ========      ========

See Notes to Financial Statements.

                                     FSA-2

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT 301

STATEMENTS OF OPERATIONS
FOR THE PERIOD ENDED DECEMBER 31, 1999


                                                             ALLIANCE
                                               ALLIANCE    INTERMEDIATE     ALLIANCE                    ALLIANCE      ALLIANCE
                                                MONEY       GOVERNMENT        HIGH        ALLIANCE      GROWTH &       COMMON
                                                MARKET      SECURITIES       YIELD        BALANCED       INCOME         STOCK
                                            ------------- -------------- ------------- ------------- ------------- --------------
INCOME AND EXPENSE:
 Investment Income:
   Dividends from The Trust (Note 2) .....  $ 1,027,100     $  263,494    $  168,075    $1,216,417     $   20,978   $   743,286
                                             ----------     ----------    ----------    ----------     ----------   -----------
 Expenses (Note 3):
   Administrative Fees ...................  $    56,025     $   14,382    $    5,327    $  107,348     $   20,624   $   310,074
   Recordkeeping fees ....................       21,427          6,944         8,955        37,950         12,859       102,055
   Professional fees .....................        2,629            786           354         5,199            930        14,659
   Printing and mailing expenses. ........        4,288          1,283           578         8,479          1,516        23,909
                                             ----------     ----------    ----------    ----------     ----------   -----------
     Total expenses ......................       84,369         23,395        15,214       158,976         35,929       450,697
 Less: Reimbursement for excess expense
   limitation ............................           --          8,949            --            --            --            --
                                             ----------     ----------    ----------    ----------     ----------   -----------
     Net expenses ........................       84,369         14,446        15,214       158,976         35,929       450,697
                                             ----------     ----------    ----------    ----------     ----------   -----------
NET INVESTMENT INCOME (LOSS) .............      942,731        249,048       152,861     1,057,441        (14,951)      292,589
                                             ----------     ----------    ----------    ----------     ----------   -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS (NOTE 2):
 Realized gain (loss) from share
   transactions ..........................     181,377          85,814      (390,786)      282,571        392,887     5,781,867
 Realized gain distribution from Trust ...         761              --         1,776     4,286,052        821,085    18,357,298
                                            ----------      ----------    ----------    ----------     ----------   -----------
     Net Realized Gain (Loss) ............     182,138          85,814      (389,010)    4,568,623      1,213,972    24,139,165
                                            ----------      ----------    ----------    ----------     ----------   -----------
 Change in unrealized appreciation/
  (depreciation) of investments ..........    (120,580)       (353,170)      151,455     1,405,187        158,274     3,636,285
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS .............................      61,558        (267,356)     (237,555)    5,973,810      1,372,246    27,775,450
                                            ----------      ----------    ----------    ----------     ----------   -----------
NET INCREASE (DECREASE) IN NET ASSETS FROM
 OPERATIONS ..............................  $1,004,289      $  (18,308)   $  (84,694)   $7,031,251     $1,357,295   $28,068,039
                                            ==========      ==========    ==========    ==========     ==========   ===========




                                                 ALLIANCE
                                                AGGRESSIVE      ALLIANCE
                                                   STOCK         GLOBAL
                                              -------------- --------------
INCOME AND EXPENSE:
 Investment Income:
   Dividends from The Trust (Note 2) ........   $   22,156     $    6,998
                                                ----------     ----------
 Expenses (Note 3):
   Administrative Fees ......................   $   18,492     $   18,483
   Recordkeeping fees .......................       14,482         12,145
   Professional fees ........................        1,011            853
   Printing and mailing expenses. ...........        1,648          1,393
                                                ----------     ----------
     Total expenses .........................       35,633         32,874
 Less: Reimbursement for excess expense
   limitation ...............................          --             --
                                                ----------     ----------
     Net expenses ...........................       35,633         32,874
                                                ----------     ----------
NET INVESTMENT INCOME (LOSS) ................      (13,477)       (25,876)
                                                ----------     ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS (NOTE 2):
 Realized gain (loss) from share
  transactions ..............................     (739,960)       296,322
 Realized gain distribution from Trust ......      431,957        556,123
                                                ----------     ----------
     Net Realized Gain (Loss) ...............     (308,003)       852,445
                                                ----------     ----------
 Change in unrealized appreciation/
  (depreciation) of investments .............    1,563,627      1,682,085
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS ................................    1,255,624      2,534,530
                                                ----------     ----------
NET INCREASE (DECREASE) IN NET ASSETS FROM
 OPERATIONS .................................   $1,242,147     $2,508,654
                                                ==========     ==========

See Notes to Financial Statements

                                     FSA-3

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT 301

STATEMENTS OF OPERATIONS
FOR THE PERIOD ENDED DECEMBER 31, 1999


                                                  ALLIANCE      ALLIANCE   MFS EMERGING       BT         LAZARD    T. ROWE PRICE
                                                CONSERVATIVE     GROWTH       GROWTH      EQUITY 500   SMALL CAP   INTERNATIONAL
                                                  INVESTORS    INVESTORS     COMPANIES       INDEX       VALUE         STOCK
                                               -------------- ----------- -------------- ------------ ----------- --------------
INCOME AND EXPENSE:
 Investment Income:
   Dividends from The Trust (Note 2) .......    $  70,197     $ 45,582      $     --      $ 10,842    $    384      $   448
                                                ---------     --------      --------      --------    --------      -------
Expenses (Note 3):
  Administrative Fees ......................    $   5,846     $  7,517      $  1,330      $  7,079    $    439      $   832
  Recordkeeping fees .......................        8,536        8,750            --            --          --           --
  Professional fees ........................          287          313            --            --          --           --
  Printing and mailing expenses. ...........          467          513            --            --          --           --
                                                ---------     --------      --------      --------    --------      -------
    Total expenses .........................       15,136       17,093         1,330         7,079         439          832
 Less: Reimbursement for excess expense
  limitation ...............................           --           --            --            --          --           --
                                                ---------     --------      --------      --------    --------      -------
    Net expenses ...........................       15,136       17,093         1,330         7,079         439          832
                                                ---------     --------      --------      --------    --------      -------
NET INVESTMENT INCOME (LOSS) ...............       55,061       28,489        (1,330)        3,763         (55)        (384)
                                                ---------     --------      --------      --------    --------      -------
REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS (NOTE 2):
 Realized gain (loss) from share
  transactions .............................       71,627      117,038       184,900       251,792       2,375        3,487
 Realized gain distribution from Trust .....       88,436      279,791        22,809         4,889         619        4,713
                                                ---------     --------      --------      --------    --------      -------
    Net Realized Gain (Loss) ...............      160,063      396,829       207,709       256,681       2,994        8,200
                                                ---------     --------      --------      --------    --------      -------
 Change in unrealized appreciation/
  (depreciation) of investments ............      (22,469)     233,387       173,749        98,680      (4,355)      73,420
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS ...............................      137,594      630,216       381,458       355,361      (1,361)      81,620
                                                ---------     --------      --------      --------    --------      -------
NET INCREASE (DECREASE) IN NET ASSETS FROM
 OPERATIONS ................................    $ 192,655     $658,705      $380,128      $359,124    $ (1,416)     $81,236
                                                =========     ========      ========      ========    ========      =======

See Notes to Financial Statements.

                                     FSA-4

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT 301

STATEMENTS OF CHANGE IN NET ASSETS
FOR THE PERIOD ENDED DECEMBER 31,


                                                                                          ALLIANCE
                                                                                        INTERMEDIATE
                                                           ALLIANCE                      GOVERNMENT
                                                         MONEY MARKET                    SECURITIES
                                                ------------------------------- -----------------------------
                                                      1999            1998            1999           1998
                                                --------------- --------------- --------------- -------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net Investment Income ........................   $   942,731     $   878,844    $     249,048   $  275,745
  Realized gain (loss) on investments ..........       182,138          86,791           85,814      (32,976)
  Change in unrealized appreciation/
   (depreciation) of investments ...............      (120,580)          9,067         (353,170)     164,547
                                                   -----------     -----------    -------------   ----------
  Net increase (decrease) in Net Assets from
   Operations ..................................     1,004,289         974,702          (18,308)     407,316
                                                   -----------     -----------    -------------   ----------
FROM CONTRACTOWNER TRANSACTIONS
  (NOTE 3 AND 4):
  Contributions and transfers:
   Contributions ...............................     4,363,332       4,115,089          167,542      212,370
   Transfers from other funds ..................    12,160,364      16,930,606          353,946    1,878,677
   Transfers from Guaranteed Rate
     Account ...................................       500,851         739,934           14,318       15,660
                                                   -----------     -----------    -------------   ----------
     Total Contributions .......................    17,024,547      21,785,629          535,806    2,106,707
                                                   -----------     -----------    -------------   ----------
 Withdrawals and Transfers:
   Withdrawals .................................     4,039,854       5,560,917          763,822      470,906
   Transfers to other funds ....................     8,346,824      16,999,881        1,093,890      823,160
   Transfer to Guaranteed Rate Account .........       106,533              --           13,700       13,160
   Participant service charge ..................        17,156          18,983              264        1,718
                                                   -----------     -----------    -------------   ----------
     Total withdrawals .........................    12,510,367      22,579,781        1,871,676    1,308,944
                                                   -----------     -----------    -------------   ----------
   Net increase (decrease) in net assets
     from Contract Owner transactions ..........     4,514,180        (794,152)      (1,335,870)     797,763
                                                   -----------     -----------    -------------   ----------
INCREASE (DECREASE) IN NET ASSETS ..............     5,518,469         180,550       (1,354,178)   1,205,079
NET ASSETS -- BEGINNING OF YEAR ................    20,095,621      19,915,071        6,449,237    5,244,158
                                                   -----------     -----------    -------------   ----------
NET ASSETS -- END OF YEAR (NOTE 1) .............   $25,614,090     $20,095,621    $   5,095,059   $6,449,237
                                                   ===========     ===========    =============   ==========




                                                          ALLIANCE                       ALLIANCE
                                                         HIGH YIELD                      BALANCED
                                                ----------------------------- -------------------------------
                                                      1999           1998           1999            1998
                                                --------------- ------------- --------------- ---------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net Investment Income ........................  $   152,861   $  375,584    $  1,057,441    $    887,915
  Realized gain (loss) on investments ..........     (389,010)     117,549       4,568,623       4,401,654
  Change in unrealized appreciation/
   (depreciation) of investments ...............      151,455     (727,821)      1,405,187       1,008,639
                                                  -----------   ----------    ------------    ------------
  Net increase (decrease) in Net Assets from
   Operations ..................................      (84,694)    (234,688)      7,031,251       6,298,208
                                                  -----------   ----------    ------------    ------------
FROM CONTRACTOWNER TRANSACTIONS
  (NOTE 3 AND 4):
  Contributions and transfers:
   Contributions ...............................       89,444      288,584       1,862,075       1,567,580
   Transfers from other funds ..................       35,776    1,367,863       1,346,022       3,069,563
   Transfers from Guaranteed Rate
     Account ...................................        3,258       56,849          65,621         133,795
                                                  -----------   ----------    ------------    ------------
     Total Contributions .......................      128,478    1,713,296       3,273,718       4,770,938
                                                  -----------   ----------    ------------    ------------
 Withdrawals and Transfers:
   Withdrawals .................................      700,833      390,688       3,418,324       3,496,518
   Transfers to other funds ....................    1,164,079    2,050,870       1,800,721       3,543,679
   Transfer to Guaranteed Rate Account .........           --        6,569           2,185          54,523
   Participant service charge ..................          756          620          10,852          10,266
                                                  -----------   ----------    ------------    ------------
     Total withdrawals .........................    1,865,668    2,448,747       5,232,082       7,104,986
                                                  -----------   ----------    ------------    ------------
   Net increase (decrease) in net assets
     from Contract Owner transactions ..........   (1,737,190)    (735,451)     (1,958,364)     (2,334,048)
                                                  -----------   ----------    ------------    ------------
INCREASE (DECREASE) IN NET ASSETS ..............   (1,821,884)    (970,139)      5,072,887       3,964,160
NET ASSETS -- BEGINNING OF YEAR ................    3,266,345    4,236,484      41,335,481      37,371,321
                                                  -----------   ----------    ------------    ------------
NET ASSETS -- END OF YEAR (NOTE 1) .............  $ 1,444,461   $3,266,345    $ 46,408,368    $ 41,335,481
                                                  ===========   ==========    ============    ============

-------
See Notes to Financial Statements.

                                     FSA-5

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT 301

STATEMENTS OF CHANGE IN NET ASSETS
FOR THE PERIOD ENDED DECEMBER 31,


                                                      ALLIANCE                      ALLIANCE
                                                   GROWTH & INCOME                COMMON STOCK

                                             --------------------------- -------------------------------
                                                  1999          1998           1999            1998
                                             ------------- ------------- --------------- ---------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net Investment Income ........................  $  (14,951)   $  (11,479)   $    292,589    $    256,084
  Realized gain (loss) on investments ..........   1,213,972       930,699      24,139,165      19,493,860
  Change in unrealized appreciation/
   (depreciation) of investments ...............     158,274       295,676       3,636,285       5,953,990
                                                  ----------    ----------    ------------    ------------
  Net increase (decrease) in Net Assets from
   Operations ..................................   1,357,295     1,214,896      28,068,039      25,703,934
                                                  ----------    ----------    ------------    ------------
FROM CONTRACTOWNER TRANSACTIONS
  (NOTE 3 AND 4):
  Contributions and transfers:
   Contributions ...............................     731,772     1,099,761       2,523,603       4,601,204
   Transfers from other funds ..................   1,186,567     1,017,283       6,198,880      12,691,834
   Transfers from Guaranteed Rate
     Account ...................................      54,049       174,948         269,314         435,008
                                                  ----------    ----------    ------------    ------------
     Total Contributions .......................   1,972,388     2,291,992       8,991,797      17,728,046
                                                  ----------    ----------    ------------    ------------
 Withdrawals and Transfers:
   Withdrawals .................................     991,318       805,103       6,829,038       6,288,426
   Transfers to other funds ....................     931,078     1,051,082       7,913,495      12,834,510
   Transfer to Guaranteed Rate Account .........          --        10,289         130,850         219,886
   Participant service charge ..................     (12,713)         (263)         13,952            (202)
                                                  ----------    ----------    ------------    ------------
     Total withdrawals .........................   1,909,683     1,866,211      14,887,335      19,342,620
                                                  ----------    ----------    ------------    ------------
   Net increase (decrease) in net assets
     from Contract Owner transactions ..........      62,705       425,781      (5,895,538)     (1,614,574)
                                                  ----------    ----------    ------------    ------------
INCREASE (DECREASE) IN NET ASSETS ..............   1,420,000     1,640,677      22,172,501      24,089,360
NET ASSETS -- BEGINNING OF YEAR ................   7,597,089     5,956,412     115,660,054      91,570,694
                                                  ----------    ----------    ------------    ------------
NET ASSETS -- END OF YEAR (NOTE 1) .............  $9,017,089    $7,597,089    $137,832,555    $115,660,054
                                                  ==========    ==========    ============    ============




                                                       ALLIANCE                      ALLIANCE
                                                   AGGRESSIVE STOCK                   GLOBAL
                                             ----------------------------- ----------------------------
                                                   1999           1998          1999          1998
                                             --------------- ------------- ------------- --------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net Investment Income ..................... $  (13,477)      $   (2,164)   $  (25,876)   $   44,737
 Realized gain (loss) on investments .......   (308,003)         402,443       852,445       666,580
 Change in unrealized appreciation/
  (depreciation) of investments ............  1,563,627         (530,062)    1,682,085       494,628
                                             ----------       ----------    ----------    ----------
 Net increase (decrease) in Net Assets from
  Operations ...............................  1,242,147         (129,783)    2,508,654     1,205,945
                                             ----------       ----------    ----------    ----------
FROM CONTRACTOWNER TRANSACTIONS
 (NOTE 3 AND 4):
 Contributions and transfers:
  Contributions ............................    462,313          546,826       448,450       358,695
  Transfers from other funds ...............  3,091,125        6,500,343       426,112       479,694
  Transfers from Guaranteed Rate
   Account .................................     53,008          116,019       195,130        68,162
                                             ----------       ----------    ----------    ----------
   Total Contributions .....................  3,606,446        7,163,188     1,069,692       906,551
                                             ----------       ----------    ----------    ----------
 Withdrawals and Transfers:
  Withdrawals ..............................  1,867,761          649,169       701,561       498,283
  Transfers to other funds .................  4,378,898        6,458,343       696,340       654,870
  Transfers to Guaranteed Rate Account .....         --           11,645           500        47,615
  Participant service charge ...............       (542)           4,033         1,083         3,600
                                             ----------       ----------    ----------    ----------
   Total withdrawals .......................  6,246,117        7,123,190     1,399,484     1,204,368
                                             ----------       ----------    ----------    ----------


  Net increase (decrease) in net assets
   from Contract Owner transactions ........ (2,639,671)          39,998      (329,792)     (297,817)
                                             ----------       ----------    ----------    ----------
INCREASE (DECREASE) IN NET ASSETS .......... (1,397,524)         (89,785)    2,178,862       908,128
NET ASSETS -- BEGINNING OF YEAR ............  8,714,437        8,804,222     6,832,431     5,924,303
                                             ----------       ----------    ----------    ----------
NET ASSETS -- END OF YEAR (NOTE 1) ......... $7,316,913       $8,714,437    $9,011,293    $6,832,431
                                             ==========       ==========    ==========    ==========

-------
See Notes to Financial Statements.

                                     FSA-6

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT 301

STATEMENTS OF CHANGE IN NET ASSETS
FOR THE PERIOD ENDED DECEMBER 31,


                                                     ALLIANCE                                             MFS EMERGING
                                                   CONSERVATIVE                  ALLIANCE                    GROWTH
                                                     INVESTORS               GROWTH INVESTORS              COMPANIES*
                                           ----------------------------- ------------------------- ---------------------------
                                                1999           1998          1999         1998          1999          1998
                                           -------------- -------------- ------------ ------------ -------------- ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net Investment Income ...................       55,061     $   58,630    $   28,489   $   29,713    $   (1,330)     $  (27)
 Realized gain (loss) on investments .....      160,063        130,552       396,829      298,377       207,709        (746)
 Change in unrealized appreciation/
  (depreciation) of investments ..........      (22,469)        25,407       233,387       50,086       173,749       4,523
                                                -------     ----------    ----------   ----------    ----------    --------
 Net increase (decrease) in Net
  Assets from Operations .................      192,655        214,589       658,705      378,176       380,128       3,750
                                                -------     ----------    ----------   ----------    ----------    --------
FROM CONTRACTOWNER TRANSACTIONS
 (NOTE 3 AND 4):
 Contributions and transfers:
  Contributions ..........................      125,773        842,039       307,240      481,314       201,740      26,964
  Transfers from other funds .............      203,224        501,717       315,315      433,135     1,571,552      19,178
  Transfers from Guaranteed Rate
   Account ...............................        7,033         10,985        39,395       53,878            38          (3)
                                                -------     ----------    ----------   ----------    ----------    --------
   Total Contributions ...................      336,030      1,354,741       661,950      968,327     1,773,330      46,139
                                                -------     ----------    ----------   ----------    ----------    --------
 Withdrawals and Transfers:
  Withdrawals ............................      268,365         44,170       340,601      391,158        10,691          --
  Transfers to other funds ...............      387,934        190,487       214,110      439,828     1,027,934       6,287
  Transfer to Guaranteed Rate Account ....           --             --        20,000       24,217            --          --
  Participant service charge .............          268           (292)          227          257            68          --
                                                -------     ----------    ----------   ----------    ----------    --------
   Total withdrawals .....................      656,567        234,365       574,938      855,460     1,038,693       6,287
                                                -------     ----------    ----------   ----------    ----------    --------
  Net increase (decrease) in net assets
   from Contract Owner transactions ......     (320,537)     1,120,376        87,012      112,867       734,637      39,852
                                               --------     ----------    ----------   ----------    ----------    --------
INCREASE (DECREASE) IN NET ASSETS ........     (127,882)     1,334,965       745,717      491,043     1,114,765      43,602
NET ASSETS -- BEGINNING OF YEAR ..........    2,253,357        918,392     2,480,295    1,989,252        43,602          --
                                              ---------     ----------    ----------   ----------    ----------    --------
NET ASSETS -- END OF YEAR (NOTE 1) .......   $2,125,475     $2,253,357    $3,226,012   $2,480,295    $1,158,367     $43,602
                                             ==========     ==========    ==========   ==========    ==========    ========




                                                       BT                      LAZARD                T. ROWE PRICE
                                                   EQUITY 500                 SMALL CAP              INTERNATIONAL
                                                     INDEX*                    VALUE*                    STOCK*
                                           -------------------------- ------------------------- ------------------------
                                                1999          1998         1999         1998        1999         1998
                                           -------------- ----------- ------------- ----------- ------------ -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net Investment Income ...................   $    3,763    $  2,408     $   (55)      $   117     $   (384)    $   290
 Realized gain (loss) on investments .....      256,681       4,416       2,994          (276)       8,200        (508)
 Change in unrealized appreciation/
  (depreciation) of investments ..........       98,680      54,572      (4,355)        3,923       73,420       1,325
                                             ----------    --------     --------      -------     --------     -------
 Net increase (decrease) in Net
  Assets from Operations .................      359,124      61,396      (1,416)        3,764       81,236       1,107
                                             ----------    --------     --------      -------     --------     -------
FROM CONTRACTOWNER TRANSACTIONS
 (NOTE 3 AND 4):
 Contributions and transfers:
  Contributions ..........................    2,392,519     407,459      43,526        24,583       66,129      26,622
  Transfers from other funds .............    1,545,309     286,817      66,944        44,697      295,404      14,002
  Transfers from Guaranteed Rate
   Account ...............................        1,255         565         306           178           --          --
                                             ----------    --------     --------      -------     --------     -------
   Total Contributions ...................    3,939,083     694,841     110,776        69,458      361,533      40,624
                                             ----------    --------     --------      -------     --------     -------
 Withdrawals and Transfers:
  Withdrawals ............................    1,868,571         355      17,570            --       18,368          --
  Transfers to other funds ...............    1,040,947     165,543      27,913        13,437       55,215       4,000
  Transfer to Guaranteed Rate Account ....           --          --          --            --           --          --
  Participant service charge .............      (10,119)         65          (6)            2           41          --
                                             ----------    --------     ----------    -------     --------     -------
   Total withdrawals .....................    2,899,399     165,963      45,477        13,439       73,624       4,000
                                             ----------    --------     ---------     -------     --------     -------
  Net increase (decrease) in net assets
   from Contract Owner transactions ......    1,039,684     528,878      65,299        56,019      287,909      36,624
                                             ----------    --------     ---------     -------     --------     -------
INCREASE (DECREASE) IN NET ASSETS ........    1,398,808     590,274      63,883        59,783      369,145      37,731
NET ASSETS -- BEGINNING OF YEAR ..........      590,274          --      59,783            --       37,731          --
                                             ----------    --------     ---------     -------     --------     -------
NET ASSETS -- END OF YEAR (NOTE 1) .......   $1,989,082    $590,274     $123,666      $59,783     $406,876     $37,731
                                             ==========    ========     =========     =======     ========     =======

-------
*   Commencement of Operations on July 1, 1998

See Notes to Financial Statements.

                                     FSA-7

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT NO. 301

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1999

1.  General

    The Equitable Life Assurance Society of the United States (Equitable Life) Separate Account No. 301 (the Account) is organized as a unit investment trust, a type of investment company, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940. EQ Advisors Trust ("EQAT" or "Trust") commenced operations on May 1, 1997. EQAT is an open-ended, diversified, management investment company that sells shares of a portfolio ("Portfolio") of a mutual fund to separate accounts of insurance companies. Each Portfolio has separate investment objectives.

    For periods prior to October 18, 1999 the Alliance portfolios were part of The Hudson River Trust ("HRT"). On October 18, 1999 a Substitution of new portfolios of EQAT for the portfolios of HRT was performed. At that time assets of each of the HRT Portfolios were transferred to the corresponding new Portfolios of EQAT. Class 1A shares and Class 1B shares of the HRT became Class 1A shares and Class 1B shares of EQAT.

    Prior to the Substitution, Alliance Capital Management L.P., an indirect, majority-owned subsidiary of Equitable Life, managed HRT and was investment advisor for all HRT Portfolios. Subsequent to the Substitution Alliance continues as investment adviser for the Alliance Portfolios.

    Effective September 1999, Equitable Life serves as investment manager of EQAT. As such Equitable Life oversees the activities of the investment advisors with respect to EQAT and is responsible for retaining or discontinuing the services of those advisors. Prior to September, 1999 AXA Advisors LLC (formerly EQ Financial Consultants Inc.), a subsidiary of Equitable Life, served as investment manager to EQAT.

    Effective September 1999, AXA Advisors was sold by Equitable Life to an affiliated company. AXA Advisors, LLC earns fees from the Trust under distribution agreements held with the Trust. Equitable Life also earns fees under the investment management agreement with the EQAT. Alliance earns fees under an investment advisory agreement with Equitable Life.

    The Account has fourteen variable investment funds ("Funds"):

        o   Alliance Money Market
        o   Alliance Intermediate Government Securities
        o   Alliance High Yield
        o   Alliance Balanced
        o   Alliance Growth & Income
        o   Alliance Common Stock
        o   Alliance Aggressive Stock
        o   Alliance Global
        o   Alliance Conservative Investors
        o   Alliance Growth Investors
        o   MFS Emerging Growth Companies
        o   BT Equity 500 Index
        o   Lazard Small Cap Value
        o   T. Rowe Price International Stock

    The assets in each Fund are invested in Class IA or IB shares of a corresponding mutual fund portfolio (Portfolio) of EQAT. Class IA and IB shares are offered by EQAT at net asset value. Both classes of shares are subject to fees for investment management and advisory services and other Trust expenses. Class IA shares are not subject to distribution fees imposed pursuant to a distribution plan. Class IB shares are subject to distribution fees imposed under a distribution plan adopted pursuant to Rule 12b-1 under the 1940 act as amended. The Rule 12b-1 Plans provide that EQAT, on behalf of each Fund, may charge annually up to 0.25% of the average daily net assets of a Fund attributable to its Class B shares in respect of activities primarily intended to result in the sale of Class 1B shares. These fees are reflected in the net asset value of the shares.

                                     FSA-8

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT NO. 301

NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 1999

    The Account is used to fund benefits under certain group annuity contracts and certificates (Contracts) in connection with individual retirement annuities and tax-sheltered annuity arrangements.

    The net assets of the Account are not chargeable with liabilities arising out of any other business Equitable Life may conduct. The excess of assets over reserves and other contract liabilities, if any, in the Account may be transferred to Equitable Life's General Account. Equitable Life's General Account is subject to creditor rights.

2.  Significant Accounting Policies

    The accompanying financial statements are prepared in conformity with generally accepted accounting principles (GAAP). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

    Investments are made in shares of the Trust and are valued at the net asset values per share of the respective Portfolios. The net asset value is determined by the Trust using the market or fair value of the underlying assets of the Portfolio, less liabilities.

    Investment transactions in EQAT are recorded on the trade date. Dividends and capital gain are distributed by the Trust at the end of the year and are automatically reinvested on the ex-dividend date. Realized gains and losses include (1) gains and losses on redemptions of Trust shares (determined on the identified cost basis) and (2) Trust distributions representing the net realized gains on Trust investment transactions distributed by the Trust at the end of each year.

    No Federal income tax based on net income or realized and unrealized capital gains is currently applicable to Contracts participating in the Account by reason of applicable provisions of the Internal Revenue Code and no Federal income tax payable by Equitable Life is expected to affect the unit value of Contracts participating in the Account. Accordingly, no provision for income taxes is required. However, Equitable Life retains the right to charge for any Federal income tax incurred which is attributable to the Account if the law is changed.

3.  Asset Charges

    The following charges are made directly against the assets of the Account and are reflected daily in the computation of the unit values of the
    Contracts:

        o Administrative fees are charged at an effective annual rate of 0.25% of the net assets of each Fund.

        o Direct operating expenses are paid to cover expenses attributable to the operations of each Fund.

    Under the Contracts, Equitable Life reimburses the Alliance Money Market Fund, the Alliance Common Stock Fund, the Alliance Intermediate Government Securities Fund and the Alliance Balanced Fund for the excess of the aggregate expense charges of each Fund (including investment advisory fees and certain other Trust expenses attributable to assets of such Fund invested in a Portfolio of the Trust and the asset-based charges of the Fund, as described above) which during any calendar year exceed 1.5% of the average daily net assets of the Alliance Common Stock Fund, the Alliance Intermediate Government Securities Fund and the Alliance Balanced Fund and 1.0% of the

                                     FSA-9

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT NO. 301

NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 1999

    Alliance Money Market Fund. In addition, Equitable life voluntarily reimburses the Alliance High Yield Fund, the Alliance Aggressive Stock Fund and the Alliance Global Fund for aggregate expenses in excess of 1.5% of each Fund's average daily net assets. The above expense reimbursement is disclosed in the statements of operation as Reimbursement for excess expense limitation. This voluntary expense limitation may be discontinued by Equitable Life at its discretion.

    Also, if the annual amount of management fees applicable to the Alliance Money Market Portfolio and the Alliance Intermediate Government Securities Portfolio exceeds 0.35% of the average daily net asset value of either Portfolio, Equitable Life will reimburse the related Fund for such excess. This expense limitation is a contractual right for Participants who enrolled prior to May 1, 1987 and cannot be changed without the consent of those Participants. Equitable Life has voluntarily agreed to impose this expense limitation for Participants who enrolled after May 1, 1987 and reserves the right to discontinue this at any time.

    A quarterly Participant Service Charge is made for each participant at the end of each calendar quarter before retirement benefits begin. Participant's unit balances are reduced and proceeds are credited to Equitable Life in payment of the participant's service charge which will not exceed $30 per year.

                                     FSA-10

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT NO. 301

NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 1999

4.  Contributions and Withdrawals:

    Contributions allocated to the Account are not subject to sales expense. Participants may transfer all or part of the cash value under the Contracts from one Fund to another subject to certain limitations. Transfers to and from the Guaranteed Interest Account of Equitable Life's General Account and the Account may be made subject to certain limitations.

    Full or partial withdrawals, including withdrawals of excess contributions, may be made by participants.

    Units of the Account issued and redeemed during the periods indicated were:


                                                   YEARS ENDED
                                                   DECEMBER 31,

                                              ----------------------
                                                 1999        1998
                                              ---------   ----------
ALLIANCE MONEY MARKET
-------------------------------------------
 Issued ...................................    585,833     783,925
 Redeemed .................................    430,869     812,088
                                               -------     -------

ALLIANCE INTERMEDIATE GOVERNMENT SECURITIES
--------------------------------------------
 Issued ...................................     11,154      44,628
 Redeemed .................................     38,993      27,762
                                               -------     -------

ALLIANCE HIGH YIELD
--------------------------------------------
 Issued ...................................      4,401      53,382
 Redeemed .................................     64,346      78,168
                                               -------     -------

ALLIANCE BALANCED
--------------------------------------------
 Issued ...................................     37,767      62,524
 Redeemed .................................     59,106      93,597
                                               -------     -------

ALLIANCE GROWTH & INCOME
--------------------------------------------
 Issued ...................................     83,914     115,154
 Redeemed .................................     82,346      95,134
                                               -------     -------

ALLIANCE COMMON STOCK
--------------------------------------------
 Issued ...................................     52,033     117,261
 Redeemed .................................     81,479     129,787
                                               -------     -------

ALLIANCE AGGRESSIVE STOCK
--------------------------------------------
 Issued ...................................     79,596     158,864
 Redeemed .................................    137,512     160,322
                                               -------     -------

ALLIANCE GLOBAL
--------------------------------------------
 Issued ...................................     27,331      28,913
 Redeemed .................................     35,852      38,659
                                               -------     -------

ALLIANCE CONSERVATIVE INVESTORS
--------------------------------------------
 Issued ...................................     21,183      94,737
 Redeemed .................................     41,340      16,247
                                               -------     -------

ALLIANCE GROWTH INVESTORS
--------------------------------------------
 Issued ...................................     32,700      56,476
 Redeemed .................................     27,842      49,546
                                               -------     -------

MFS EMERGING GROWTH COMPANIES
--------------------------------------------
 Issued ...................................    113,211       3,719
 Redeemed .................................     60,598          --
                                               -------     -------


BT EQUITY 500 INDEX
--------------------------------------------
 Issued ...................................    329,028      51,505
 Redeemed .................................    234,375          --
                                               -------     -------

LAZARD SMALL CAP VALUE
--------------------------------------------
 Issued ...................................     12,295       6,644
 Redeemed .................................      5,228          --
                                               -------     -------

T. ROWE PRICE INTERNATIONAL STOCK
--------------------------------------------
 Issued ...................................     34,207       3,731
 Redeemed .................................      7,062          --
                                               -------     -------

                                     FSA-11

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT NO. 301

NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 1999

5.  Accumulation Unit Values

    Shown below is unit value information for the periods shown.


                                                                    YEARS ENDED DECEMBER 31,
                               ----------------------------------------------------------------------------------------------------
                                  1999      1998      1997      1996      1995      1994      1993      1992      1991      1990
                               --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
ALLIANCE MONEY MARKET
------------------------------
Unit value, beginning of year    $ 28.38   $ 27.05   $ 25.77   $ 24.55   $ 23.32   $ 22.48   $ 21.93   $ 21.29   $ 20.17   $ 18.73
                                 =======   =======   =======   =======   =======   =======   =======   =======   =======   =======
Unit value, end of year ......   $ 29.68   $ 28.38   $ 27.05   $ 25.77   $ 24.55   $ 23.32   $ 22.48   $ 21.93   $ 21.29   $ 20.17
                                 =======   =======   =======   =======   =======   =======   =======   =======   =======   =======
Number of units outstanding,
 end of year (000's) .........       863       708       736       804       850     1,028     1,035     1,301     1,528     1,919
                                 =======   =======   =======   =======   =======   =======   =======   =======   =======   =======
ALLIANCE INTERMEDIATE
 GOVERNMENT SECURITIES
-------------------------------
Unit value, beginning of year    $ 48.43   $ 45.11   $ 42.20   $ 40.82   $ 36.13   $ 37.77   $ 34.34   $ 32.73   $ 28.79   $ 27.19
                                 =======   =======   =======   =======   =======   =======   =======   =======   =======   =======
Unit value, end of year ......   $ 48.32   $ 48.43   $ 45.11   $ 42.20   $ 40.82   $ 36.13   $ 37.77   $ 34.34   $ 32.73   $ 28.79
                                 =======   =======   =======   =======   =======   =======   =======   =======   =======   =======
Number of units outstanding,
 end of year (000's) .........       105       133       116       130       153       166       188       184       177       242
                                 =======   =======   =======   =======   =======   =======   =======   =======   =======   =======
ALLIANCE HIGH YIELD
-------------------------------
Unit value, beginning of year    $ 29.39   $ 31.16   $ 26.45   $ 21.67   $ 18.18   $ 18.84   $ 15.40   $ 13.84   $ 11.11   $ 11.67
                                 =======   =======   =======   =======   =======   =======   =======   =======   =======   =======
Unit value, end of year ......   $ 28.17   $ 29.39   $ 31.16   $ 26.45   $ 21.67   $ 18.18   $ 18.84   $ 15.40   $ 13.84   $ 11.11
                                 =======   =======   =======   =======   =======   =======   =======   =======   =======   =======
Number of units outstanding,
 end of year (000's) .........        51       111       136       107        87        80        78        53        27        16
                                 =======   =======   =======   =======   =======   =======   =======   =======   =======   =======
ALLIANCE BALANCED
-------------------------------
Unit value, beginning of year    $ 84.01   $ 71.42   $ 62.36   $ 56.07   $ 47.03   $ 51.38   $ 45.92   $ 47.50   $ 33.76   $ 33.91
                                 =======   =======   =======   =======   =======   =======   =======   =======   =======   =======
Unit value, end of year ......   $ 98.61   $ 84.01   $ 71.42   $ 62.36   $ 56.07   $ 47.03   $ 51.38   $ 45.92   $ 47.50   $ 33.76
                                 =======   =======   =======   =======   =======   =======   =======   =======   =======   =======
Number of units outstanding,
 end of year (000's) .........       471       492       523       559       617       681       756       827       949     1,217
                                 =======   =======   =======   =======   =======   =======   =======   =======   =======   =======

----------
*   Date on which participant contributions were first allocated to the Fund.

                                     FSA-12

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT NO. 301

NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 1999

5.  Accumulation Unit Values (Continued)

    Shown below is unit value information for the periods shown.


                                                               YEARS ENDED DECEMBER 31,              MAY 2, 1994* TO
                                          ----------------------------------------------------------    DECEMBER 31,
                                              1999        1998        1997        1996       1995          1994
                                          ----------- ----------- ----------- ----------- ----------       ----
ALLIANCE GROWTH & INCOME
------------------------
Unit value, beginning of year .........     $ 22.06     $ 18.35     $ 14.55     $ 12.21    $  9.92       $ 10.00
                                            =======     =======     =======     =======    =======       =======
Unit value, end of year ...............     $ 26.06     $ 22.06     $ 18.35     $ 14.55    $ 12.21       $  9.92
                                            =======     =======     =======     =======    =======       =======
Number of units outstanding,
 end of year (000's) ..................         346         344         324         231        134           105
                                            =======     =======     =======     =======    =======       =======


                                                                        YEARS ENDED DECEMBER 31,
                                 --------------------------------------------------------------------------------------------------
                                    1999       1998       1997      1996     1995     1994      1993      1992     1991      1990
                                 ---------  ---------  ---------  ------- --------- --------- --------- -------- --------  --------
ALLIANCE COMMON STOCK
---------------------
Unit value, beginning of year ..  $ 173.65   $ 134.77   $ 104.68  $  84.56  $ 64.13  $ 65.89   $ 52.97  $ 51.55   $ 35.87   $ 40.94
                                  ========   ========   ========  ========  =======  =======   =======  =======   =======   =======
Unit value, end of year ........  $ 216.64   $ 173.65   $ 134.77  $ 104.68  $ 84.56  $ 64.13   $ 65.89  $ 52.97   $ 51.55   $ 35.87
                                  ========   ========   ========  ========  =======  =======   =======  =======   =======   =======
Number of units outstanding,
 end of year (000's) ...........       637        666        678       692      673      694       715      736       790       930
                                  ========   ========   ========  ========  =======  =======   =======  =======   =======   =======

                                                                      YEARS ENDED DECEMBER 31,
                                 -------------------------------------------------------------------------------------------------
                                  1999     1998     1997     1996     1995     1994      1993     1992     1991     1990    1989
                                 ------- -------- -------- -------- -------- --------- -------  -------- -------- -------- -------
ALLIANCE AGGRESSIVE STOCK
-------------------------
Unit value, beginning of year .. $ 43.73  $ 43.83  $ 39.73  $ 32.67  $ 24.95  $ 26.14  $ 22.54  $ 23.43  $ 13.34  $ 12.47  $  8.70
                                 =======  =======  =======  =======  =======  =======  =======  =======  =======  =======  =======
Unit value, end of year .......  $ 51.79  $ 43.73  $ 43.83  $ 39.73  $ 32.67  $ 24.95  $ 26.14  $ 22.54  $ 23.43  $ 13.34  $ 12.47
                                 =======  =======  =======  =======  =======  =======  =======  =======  =======  =======  =======
Number of units outstanding,
 end of year (000's) ..........      141      199      201      187      190      141      125      156      125       48       27
                                 =======  =======  =======  =======  =======  =======  =======  =======  =======  =======  =======


                                               YEARS ENDED DECEMBER 31,
                                    ----------------------------------------------------------------------------------------------
                                        1999        1998        1997        1996       1995        1994        1993        1992
                                    ----------- ----------- ----------- ----------- ---------- ----------- ----------- -----------
ALLIANCE GLOBAL
---------------
Unit value, beginning of year .....   $ 34.89     $ 28.80     $ 25.95     $ 22.76    $ 19.25     $ 18.40     $ 14.01     $ 14.20
                                      =======     =======     =======     =======    =======     =======     =======     =======
Unit value, end of year ...........   $ 48.12     $ 34.89     $ 28.80     $ 25.95    $ 22.76     $ 19.25     $ 18.40     $ 14.01
                                      =======     =======     =======     =======    =======     =======     =======     =======
Number of units outstanding,
 end of year (000's) ..............       187         196         206         214        201         195         153          55
                                      =======     =======     =======     =======    =======     =======     =======     =======



                                    YEARS ENDED DECEMBER 31,
                                    ------------------------
                                         1991        1990
                                     ----------- -----------
ALLIANCE GLOBAL
---------------
Unit value, beginning of year .....    $ 11.23     $ 11.97
                                       =======     =======
Unit value, end of year ...........    $ 14.20     $ 11.23
                                       =======     =======
Number of units outstanding,
 end of year (000's) ..............         42          32
                                       =======     =======

----------
*   Date on which participant contributions were first allocated to the Fund.

                                     FSA-13

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT NO. 301

NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 1999

5.  Accumulation Unit Values (Continued)

    Shown below is unit value information for the periods shown.


                                                               YEARS ENDED DECEMBER 31,                       MAY 2, 1994* TO
                                          ------------------------------------------------------------------   DECEMBER 31,
                                              1999          1998          1997          1996         1995          1994
                                          -----------   -----------   -----------   -----------   ---------- ----------------
ALLIANCE CONSERVATIVE INVESTORS
-------------------------------
Unit value, beginning of year .........     $ 15.49       $ 13.71       $ 12.25       $ 11.79      $  9.92       $ 10.00
                                            =======       =======       =======       =======      =======       =======
Unit value, end of year ...............     $ 16.94       $ 15.49       $ 13.71       $ 12.25      $ 11.79       $  9.92
                                            =======       =======       =======       =======      =======       =======
Number of units outstanding,
 end of year (000's) ..................         125           145            67            71           75            50
                                            =======       =======       =======       =======      =======       =======
ALLIANCE GROWTH INVESTORS
-------------------------
Unit value, beginning of year .........     $ 18.69       $ 15.80       $ 13.64       $ 12.23      $  9.79       $ 10.00
                                            =======       =======       =======       =======      =======       =======
Unit value, end of year ...............     $ 23.52       $ 18.69       $ 15.80       $ 13.64      $ 12.23       $  9.79
                                            =======       =======       =======       =======      =======       =======
Number of units outstanding,
 end of year (000's) ..................         137           133           126           105           93            37
                                            =======       =======       =======       =======      =======       =======


                                                               YEAR ENDED      JULY 1, 1998* TO
                                                              DECEMBER 31     DECEMBER 31, 1998
                                                             -------------   -------------------
MFS EMERGING GROWTH COMPANIES
-----------------------------
Unit value, beginning of year ............................      $ 11.76            $ 10.00
                                                                =======            =======
Unit value, end of year ..................................      $ 20.33            $ 11.76
                                                                =======            =======
Number of units outstanding, end of year (000's) .........           56                  4
                                                                =======            =======

----------
*   Date on which participant contributions were first allocated to the Fund.

                                     FSA-14

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT NO. 301

NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 1999

5.  Accumulation Unit Values (Continued)

    Shown below is unit value information for the period shown.


                                                               YEAR ENDED      JULY 1, 1998* TO
                                                              DECEMBER 31     DECEMBER 31, 1998
                                                             -------------   -------------------
BT EQUITY 500 INDEX
-------------------
Unit value, beginning of year ............................      $ 11.31            $ 10.00
                                                                =======            =======
Unit value, end of year ..................................      $ 13.55            $ 11.31
                                                                =======            =======
Number of units outstanding, end of year (000's) .........          147                 52
                                                                =======            =======


                                                               YEAR ENDED      JULY 1, 1998* TO
                                                              DECEMBER 31     DECEMBER 31, 1998
                                                             -------------   -------------------
LAZARD SMALL CAP VALUE
----------------------
Unit value, beginning of year ............................      $ 8.94             $ 10.00
                                                                ======             =======
Unit value, end of year ..................................      $ 9.05             $  8.94
                                                                ======             =======
Number of units outstanding, end of year (000's) .........          14                   7
                                                                ======             =======


                                                               YEAR ENDED      JULY 1, 1998* TO
                                                              DECEMBER 31     DECEMBER 31, 1998
                                                             -------------   -------------------
T. ROWE PRICE INTERNATIONAL STOCK
---------------------------------
Unit value, beginning of year ............................      $ 10.05            $ 10.00
                                                                =======            =======
Unit value, end of year ..................................      $ 13.19            $ 10.05
                                                                =======            =======
Number of units outstanding, end of year (000's) .........           31                  4
                                                                =======            =======

----------
*   Date on which participant contributions were first allocated to the Fund.

                                     FSA-15

                        REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Directors and Shareholder of The Equitable Life Assurance Society of the United States

In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of earnings, of shareholder's equity and comprehensive income and of cash flows present fairly, in all material respects, the financial position of The Equitable Life Assurance Society of the United States and its subsidiaries ("Equitable Life") at December 31, 1999 and 1998, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 1999, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of Equitable Life's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.




PricewaterhouseCoopers LLP
New York, New York
February 1, 2000

            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
                           CONSOLIDATED BALANCE SHEETS
                           DECEMBER 31, 1999 AND 1998

                                                                                    1999                 1998
                                                                               -------------        --------------
                                                                                          (IN MILLIONS)

ASSETS
Investments:
  Fixed maturities:
    Available for sale, at estimated fair value.............................   $    18,599.7        $    18,993.7
    Held to maturity, at amortized cost.....................................           133.2                125.0
  Mortgage loans on real estate.............................................         3,270.0              2,809.9
  Equity real estate........................................................         1,160.2              1,676.9
  Policy loans..............................................................         2,257.3              2,086.7
  Other equity investments..................................................           671.2                713.3
  Investment in and loans to affiliates.....................................         1,201.8                928.5
  Other invested assets.....................................................           911.6                808.2
                                                                               -------------        -------------
      Total investments.....................................................        28,205.0             28,142.2
Cash and cash equivalents...................................................           628.0              1,245.5
Deferred policy acquisition costs...........................................         4,033.0              3,563.8
Other assets................................................................         3,868.3              3,054.6
Closed Block assets.........................................................         8,607.3              8,632.4
Separate Accounts assets....................................................        54,453.9             43,302.3
                                                                               -------------        -------------

TOTAL ASSETS................................................................   $    99,795.5        $    87,940.8
                                                                               =============        =============

LIABILITIES
Policyholders' account balances.............................................   $    21,351.4        $    20,857.5
Future policy benefits and other policyholders' liabilities.................         4,777.6              4,726.4
Short-term and long-term debt...............................................         1,407.9              1,181.7
Other liabilities...........................................................         3,133.6              3,474.3
Closed Block liabilities....................................................         9,025.0              9,077.0
Separate Accounts liabilities...............................................        54,332.5             43,211.3
                                                                               -------------        -------------
      Total liabilities.....................................................        94,028.0             82,528.2
                                                                               -------------        -------------

Commitments and contingencies (Notes 11, 13, 14, 15 and 16)

SHAREHOLDER'S EQUITY
Common stock, $1.25 par value 2.0 million shares authorized, issued
  and outstanding...........................................................             2.5                  2.5
Capital in excess of par value..............................................         3,557.2              3,110.2
Retained earnings...........................................................         2,600.7              1,944.1
Accumulated other comprehensive (loss) income...............................          (392.9)               355.8
                                                                               -------------        -------------
      Total shareholder's equity............................................         5,767.5              5,412.6
                                                                               -------------        -------------

TOTAL LIABILITIES AND SHAREHOLDER'S EQUITY..................................   $    99,795.5        $    87,940.8
                                                                               =============        =============









                 See Notes to Consolidated Financial Statements.

            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
                       CONSOLIDATED STATEMENTS OF EARNINGS
                  YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997

                                                                      1999               1998               1997
                                                                 ------------       -------------      -------------
                                                                                    (IN MILLIONS)

REVENUES
Universal life and investment-type product policy fee
  income......................................................   $    1,257.5       $     1,056.2      $       950.6
Premiums......................................................          558.2               588.1              601.5
Net investment income.........................................        2,240.9             2,228.1            2,282.8
Investment (losses) gains, net................................          (96.9)              100.2              (45.2)
Commissions, fees and other income............................        2,177.9             1,503.0            1,227.2
Contribution from the Closed Block............................           86.4                87.1              102.5
                                                                 ------------       -------------      -------------

      Total revenues..........................................        6,224.0             5,562.7            5,119.4
                                                                 ------------       -------------      -------------

BENEFITS AND OTHER DEDUCTIONS
Interest credited to policyholders' account balances..........        1,078.2             1,153.0            1,266.2
Policyholders' benefits.......................................        1,038.6             1,024.7              978.6
Other operating costs and expenses............................        2,797.3             2,201.2            2,203.9
                                                                 ------------       -------------      -------------

      Total benefits and other deductions.....................        4,914.1             4,378.9            4,448.7
                                                                 ------------       -------------      -------------

Earnings from continuing operations before Federal
  income taxes and minority interest..........................        1,309.9             1,183.8              670.7
Federal income taxes..........................................          332.0               353.1               91.5
Minority interest in net income of consolidated subsidiaries..          199.4               125.2               54.8
                                                                 ------------       -------------      -------------
Earnings from continuing operations...........................          778.5               705.5              524.4
Discontinued operations, net of Federal income taxes..........           28.1                 2.7              (87.2)
                                                                 ------------       -------------      -------------
Net Earnings..................................................   $      806.6       $       708.2      $       437.2
                                                                 ============       =============      =============







                 See Notes to Consolidated Financial Statements.

            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES CONSOLIDATED STATEMENTS OF SHAREHOLDER'S EQUITY AND COMPREHENSIVE INCOME
                  YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997

                                                                      1999               1998               1997
                                                                 ------------       -------------      -------------
                                                                                    (IN MILLIONS)

Common stock, at par value, beginning and end of year.........   $        2.5       $         2.5      $         2.5
                                                                 ------------       -------------      -------------

Capital in excess of par value, beginning of year.............        3,110.2             3,105.8            3,105.8
Additional capital in excess of par value.....................          447.0                 4.4                -
                                                                 ------------       -------------      -------------
Capital in excess of par value, end of year...................        3,557.2             3,110.2            3,105.8
                                                                 ------------       -------------      -------------

Retained earnings, beginning of year..........................        1,944.1             1,235.9              798.7
Net earnings..................................................          806.6               708.2              437.2
Dividend paid to the Holding Company..........................         (150.0)                -                  -
                                                                 ------------       -------------      -------------
Retained earnings, end of year................................        2,600.7             1,944.1            1,235.9
                                                                 ------------       -------------      -------------

Accumulated other comprehensive income,
  beginning of year...........................................          355.8               516.3              177.0
Other comprehensive (loss) income.............................         (748.7)             (160.5)             339.3
                                                                 ------------       -------------      -------------
Accumulated other comprehensive (loss) income, end of year....         (392.9)              355.8              516.3
                                                                 ------------       -------------      -------------

TOTAL SHAREHOLDER'S EQUITY, END OF YEAR.......................   $    5,767.5       $     5,412.6      $     4,860.5
                                                                 ============       =============      ============

COMPREHENSIVE INCOME
Net earnings..................................................   $      806.6       $       708.2      $       437.2
                                                                 ------------       -------------      -------------
Change in unrealized (losses) gains, net of reclassification
  adjustment..................................................         (776.9)             (149.5)             343.7
Minimum pension liability adjustment..........................           28.2               (11.0)              (4.4)
                                                                 ------------       -------------      -------------
Other comprehensive (loss) income.............................         (748.7)             (160.5)             339.3
                                                                 ------------       -------------      -------------
COMPREHENSIVE INCOME..........................................   $       57.9       $       547.7      $       776.5
                                                                 ============       =============      ============




                 See Notes to Consolidated Financial Statements.

            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                  YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997

                                                                      1999               1998               1997
                                                                 ------------       -------------      -------------
                                                                                    (IN MILLIONS)

Net earnings..................................................   $      806.6       $       708.2      $       437.2
Adjustments to reconcile net earnings to net cash
  provided by operating activities:
  Interest credited to policyholders' account balances........        1,078.2             1,153.0            1,266.2
  Universal life and investment-type product
    policy fee income.........................................       (1,257.5)           (1,056.2)            (950.6)
  Investment losses (gains)...................................           96.9              (100.2)              45.2
  Change in Federal income tax payable........................          157.4               123.1              (74.4)
  Change in property and equipment............................         (256.3)              (81.8)              (9.6)
  Change in deferred acquisition costs........................         (260.7)             (314.0)            (220.7)
  Other, net..................................................         (168.8)               70.9              399.7
                                                                 ------------       -------------      -------------

Net cash provided by operating activities.....................          195.8               503.0              893.0
                                                                 ------------       -------------      -------------

Cash flows from investing activities:
  Maturities and repayments...................................        2,019.0             2,289.0            2,702.9
  Sales.......................................................        7,572.9            16,972.1           10,385.9
  Purchases...................................................      (10,737.3)          (18,578.5)         (13,205.4)
  (Increase) decrease in short-term investments...............         (178.3)              102.4             (555.0)
  Decrease in loans to discontinued operations................            -                 660.0              420.1
  Sale of subsidiaries........................................            -                   -                261.0
  Other, net..................................................         (134.8)             (341.8)            (612.6)
                                                                 ------------       -------------      -------------

Net cash (used) provided by investing activities..............       (1,458.5)            1,103.2             (603.1)
                                                                 ------------       -------------      -------------

Cash flows from financing activities: Policyholders'
  account balances:
    Deposits..................................................        2,366.2             1,508.1            1,281.7
    Withdrawals...............................................       (1,765.8)           (1,724.6)          (1,886.8)
  Net increase (decrease) in short-term financings............          378.2              (243.5)             419.9
  Repayments of long-term debt................................          (41.3)              (24.5)            (196.4)
  Payment of obligation to fund accumulated deficit of
    discontinued operations...................................            -                 (87.2)             (83.9)
  Dividend paid to the Holding Company........................         (150.0)                -                  -
  Other, net..................................................         (142.1)              (89.5)             (62.7)
                                                                 ------------       -------------      -------------

Net cash provided (used) by financing activities..............          645.2              (661.2)            (528.2)
                                                                 ------------       -------------      -------------

Change in cash and cash equivalents...........................         (617.5)              945.0             (238.3)
Cash and cash equivalents, beginning of year..................        1,245.5               300.5              538.8
                                                                 ------------       -------------      -------------

Cash and Cash Equivalents, End of Year........................   $      628.0       $     1,245.5      $       300.5
                                                                 ============       =============      =============

Supplemental cash flow information
  Interest Paid...............................................   $       92.2       $       130.7      $       217.1
                                                                 ============       =============      =============
  Income Taxes Paid...........................................   $      116.5       $       254.3      $       170.0
                                                                 ============       =============      =============




                 See Notes to Consolidated Financial Statements.

            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


1)   ORGANIZATION

     The Equitable Life Assurance Society of the United States ("Equitable Life") is an indirect, wholly owned subsidiary of AXA Financial, Inc. (the "Holding Company," and collectively with its consolidated subsidiaries, "AXA Financial"). Equitable Life's insurance business is conducted principally by Equitable Life and its wholly owned life insurance subsidiaries, Equitable of Colorado ("EOC"), and, prior to December 31, 1996, Equitable Variable Life Insurance Company ("EVLICO"). Effective January 1, 1997, EVLICO was merged into Equitable Life. Equitable Life's investment management business, which comprises the Investment Services segment, is conducted principally by Alliance Capital Management L.P. ("Alliance"), and Donaldson, Lufkin & Jenrette, Inc. ("DLJ"), an investment banking and brokerage affiliate. AXA, a French holding company for an international group of insurance and related financial services companies, is the Holding Company's largest shareholder, owning approximately 58.0% at December 31, 1999 (53.0% if all securities convertible into, and options on, common stock were to be converted or exercised).

     On September 20, 1999, as part of AXA Financial's "branding" strategic initiative, EQ Financial Consultants, Inc., a broker-dealer subsidiary of Equitable Life, was merged into a new company, AXA Advisors, LLC ("AXA Advisors"). Also, on September 21, 1999, AXA Advisors was transferred by Equitable Life to AXA Distribution Holding Corporation ("AXA Distribution"), a wholly owned indirect subsidiary of the Holding Company, for $15.3 million. The excess of the sales price over AXA Advisors' book value has been recorded in Equitable Life's books as a capital contribution. Equitable Life will continue to develop and market the "Equitable" brand of life and annuity products, while AXA Distribution and its subsidiaries begin to assume responsibility for providing financial advisory services, product distribution and customer relationship management.

     The Insurance segment offers a variety of traditional, variable and interest-sensitive life insurance products, disability income, annuity products, mutual fund and other investment products to individuals and small groups. It also administers traditional participating group annuity contracts with conversion features, generally for corporate qualified pension plans, and association plans which provide full service retirement programs for individuals affiliated with professional and trade associations. This segment includes Separate Accounts for individual insurance and annuity products.

     The Investment Services segment includes Alliance and the results of DLJ which are accounted for on an equity basis. In 1999, Alliance reorganized into Alliance Capital Management Holding L.P. ("Alliance Holding") and Alliance (the "Reorganization"). Alliance Holding's principal asset is its interest in Alliance and it functions as a holding entity through which holders of its publicly traded units own an indirect interest in the operating partnership. The Company exchanged substantially all of its Alliance Holding units for units in Alliance ("Alliance Units"). As a result of the reorganization, the Company was the beneficial owner of approximately 2% of Alliance Holding and 56% of Alliance. Alliance provides diversified investment fund management services to a variety of institutional clients, including pension funds, endowments, and foreign financial institutions, as well as to individual investors, principally through a broad line of mutual funds. This segment includes institutional Separate Accounts which provide various investment options for large group pension clients, primarily deferred benefit contribution plans, through pooled or single group accounts. At December 31, 1999, Equitable Life has a 31.7% ownership interest in DLJ. DLJ's businesses include securities underwriting, sales and trading, merchant banking, financial advisory services, investment research, venture capital, correspondent brokerage services, online interactive brokerage services and asset management. DLJ serves institutional, corporate, governmental and individual clients both domestically and internationally. Through June 10, 1997, this segment also includes Equitable Real Estate Investment Management Inc. ("EREIM") which was sold. EREIM provided real estate investment management services, property management services, mortgage servicing and loan asset management, and agricultural investment management.

2)   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     Basis of Presentation and Principles of Consolidation
     -----------------------------------------------------

     The accompanying consolidated financial statements are prepared in conformity with generally accepted accounting principles ("GAAP") which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     The accompanying consolidated financial statements include the accounts of Equitable Life and certain of its subsidiaries engaged in insurance related business (collectively, the "Insurance Group"); other subsidiaries, principally Alliance and through June 10, 1997, EREIM (see Note 5); and those partnerships and joint ventures in which Equitable Life or its subsidiaries has control and a majority economic interest (collectively, including its consolidated subsidiaries, the "Company"). The Company's investment in DLJ is reported on the equity basis of accounting. Closed Block assets, liabilities and results of operations are presented in the consolidated financial statements as single line items (see Note 7). Unless specifically stated, all other footnote disclosures contained herein exclude the Closed Block related amounts.

     All significant intercompany transactions and balances except those with the Closed Block, DLJ and discontinued operations (see Note 8) have been eliminated in consolidation. The years "1999," "1998" and "1997" refer to the years ended December 31, 1999, 1998 and 1997, respectively. Certain reclassifications have been made in the amounts presented for prior periods to conform these periods with the 1999 presentation.

     Closed Block
     ------------

     On July 22, 1992, Equitable Life established the Closed Block for the benefit of certain individual participating policies which were in force on that date. The assets allocated to the Closed Block, together with anticipated revenues from policies included in the Closed Block, were reasonably expected to be sufficient to support such business, including provision for payment of claims, certain expenses and taxes, and for continuation of dividend scales payable in 1991, assuming the experience underlying such scales continues.

     Assets allocated to the Closed Block inure solely to the benefit of the Closed Block policyholders and will not revert to the benefit of the Holding Company. No reallocation, transfer, borrowing or lending of assets can be made between the Closed Block and other portions of Equitable Life's General Account, any of its Separate Accounts or any affiliate of Equitable Life without the approval of the New York Superintendent of Insurance (the "Superintendent"). Closed Block assets and liabilities are carried on the same basis as similar assets and liabilities held in the General Account. The excess of Closed Block liabilities over Closed Block assets represents the expected future post-tax contribution from the Closed Block which would be recognized in income over the period the policies and contracts in the Closed Block remain in force.

     Discontinued Operations
     -----------------------

     Discontinued operations at December 31, 1999, principally consists of the Group Non-Participating Wind-Up Annuities ("Wind-Up Annuities"), for which a premium deficiency reserve has been established. Management reviews the adequacy of the allowance each quarter and believes the allowance for future losses at December 31, 1999 is adequate to provide for all future losses; however, the quarterly allowance review continues to involve numerous estimates and subjective judgments regarding the expected performance of Discontinued Operations Investment Assets. There can be no assurance the losses provided for will not differ from the losses ultimately realized. To the extent actual results or future projections of the discontinued operations differ from management's current best estimates and assumptions underlying the allowance for future losses, the difference would be reflected in the consolidated statements of earnings in discontinued operations. In particular, to the extent income, sales proceeds and holding periods for equity real estate differ from management's previous assumptions, periodic adjustments to the allowance are likely to result (see Note 8).

     Accounting Changes
     ------------------

     In March 1998, the American Institute of Certified Public Accountants ("AICPA") issued Statement of Position ("SOP") 98-1, "Accounting for the Costs of Computer Software Developed or Obtained for Internal Use," which requires capitalization of external and certain internal costs incurred to obtain or develop internal-use computer software during the application development stage. The Company applied the provisions of SOP 98-1 prospectively effective January 1, 1998. The adoption of SOP 98-1 did not have a material impact on the Company's consolidated financial statements. Capitalized internal-use software is amortized on a straight-line basis over the estimated useful life of the software.

     New Accounting Pronouncements
     -----------------------------

     In June 1998, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standard ("SFAS") No. 133, "Accounting for Derivative Instruments and Hedging Activities," which establishes accounting and reporting standards for derivative instruments, including certain derivatives embedded in other contracts, and for hedging activities. It requires all derivatives to be recognized on the balance sheet at fair value. The accounting for changes in the fair value of a derivative depends on its intended use. Derivatives not used in hedging activities must be adjusted to fair value through earnings. Changes in the fair value of derivatives used in hedging activities will, depending on the nature of the hedge, either be offset in earnings against the change in fair value of the hedged item attributable to the risk being hedged or recognized in other comprehensive income until the hedged item affects earnings. For all hedging activities, the ineffective portion of a derivative's change in fair value will be immediately recognized in earnings. In June 1999, the FASB issued SFAS No. 137, "Accounting for Derivative Instruments and Hedging Activities - Deferral of the Effective Date of FASB Statement No. 133," which defers the effective date of SFAS No. 133 to all fiscal quarters of all fiscal years beginning after June 15, 2000. The Company expects to adopt SFAS No. 133 effective January 1, 2001. Adjustments resulting from initial adoption of the new requirements will be reported in a manner similar to the cumulative effect of a change in accounting principle and will be reflected in net income or accumulated other comprehensive income based upon existing hedging relationships, if any. Management currently is assessing the impact of adoption. However, Alliance's adoption of the new requirements is not expected to have a significant impact on the Company's consolidated balance sheet or statement of earnings. Also, since most of DLJ's derivatives are carried at fair values, the Company's consolidated earnings and financial position are not expected to be significantly affected by DLJ's adoption of the new requirements.

     Valuation of Investments
     ------------------------

     Fixed maturities identified as available for sale are reported at estimated fair value. Fixed maturities, which the Company has both the ability and the intent to hold to maturity, are stated principally at amortized cost. The amortized cost of fixed maturities is adjusted for impairments in value deemed to be other than temporary.

     Valuation allowances are netted against the asset categories to which they apply.

     Mortgage loans on real estate are stated at unpaid principal balances, net of unamortized discounts and valuation allowances. Valuation allowances are based on the present value of expected future cash flows discounted at the loan's original effective interest rate or the collateral value if the loan is collateral dependent. However, if foreclosure is or becomes probable, the measurement method used is collateral value.

     Real estate, including real estate acquired in satisfaction of debt, is stated at depreciated cost less valuation allowances. At the date of foreclosure (including in-substance foreclosure), real estate acquired in satisfaction of debt is valued at estimated fair value. Impaired real estate is written down to fair value with the impairment loss being included in investment gains (losses), net. Valuation allowances on real estate held for sale are computed using the lower of depreciated cost or current estimated fair value, net of disposition costs. Depreciation is discontinued on real estate held for sale.

     Policy loans are stated at unpaid principal balances.

     Partnerships and joint venture interests in which the Company does not have control or a majority economic interest are reported on the equity basis of accounting and are included either with equity real estate or other equity investments, as appropriate.

     Equity securities, comprised of common stock classified as both trading and available for sale securities, are carried at estimated fair value and are included in other equity investments.

     Short-term investments are stated at amortized cost which approximates fair value and are included with other invested assets.

     Cash and cash equivalents includes cash on hand, amounts due from banks and highly liquid debt instruments purchased with an original maturity of three months or less.

     All securities are recorded in the consolidated financial statements on a trade date basis.

     Net Investment Income, Investment Gains, Net and Unrealized Investment
     ----------------------------------------------------------------------
     Gains (Losses)
     --------------

     Net investment income and realized investment gains (losses) (collectively, "investment results") related to certain participating group annuity contracts which are passed through to the contractholders are reflected as interest credited to policyholders' account balances.

     Realized investment gains (losses) are determined by specific identification and are presented as a component of revenue. Changes in valuation allowances are included in investment gains (losses).

     Unrealized gains (losses) on publicly-traded common equity securities classified as trading securities are reflected in net investment income. Unrealized investment gains (losses) on fixed maturities and equity securities available for sale held by the Company are accounted for as a separate component of accumulated comprehensive income, net of related deferred Federal income taxes, amounts attributable to discontinued operations, participating group annuity contracts and deferred policy acquisition costs ("DAC") related to universal life and investment-type products and participating traditional life contracts.

     Recognition of Insurance Income and Related Expenses
     ----------------------------------------------------

     Premiums from universal life and investment-type contracts are reported as deposits to policyholders' account balances. Revenues from these contracts consist of amounts assessed during the period against policyholders' account balances for mortality charges, policy administration charges and surrender charges. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policyholders' account balances.

     Premiums from participating and non-participating traditional life and annuity policies with life contingencies generally are recognized as income when due. Benefits and expenses are matched with such income so as to result in the recognition of profits over the life of the contracts. This match is accomplished by means of the provision for liabilities for future policy benefits and the deferral and subsequent amortization of policy acquisition costs.

     For contracts with a single premium or a limited number of premium payments due over a significantly shorter period than the total period over which benefits are provided, premiums are recorded as income when due with any excess profit deferred and recognized in income in a constant relationship to insurance in force or, for annuities, the amount of expected future benefit payments.

     Premiums from individual health contracts are recognized as income over the period to which the premiums relate in proportion to the amount of insurance protection provided.

     Deferred Policy Acquisition Costs
     ---------------------------------

     The costs of acquiring new business, principally commissions, underwriting, agency and policy issue expenses, all of which vary with and are primarily related to the production of new business, are deferred. DAC is subject to recoverability testing at the time of policy issue and loss recognition testing at the end of each accounting period.

     For universal life products and investment-type products, DAC is amortized over the expected total life of the contract group (periods ranging from 25 to 35 years and 5 to 17 years, respectively) as a constant percentage of estimated gross profits arising principally from investment results, mortality and expense margins and surrender charges based on historical and anticipated future experience, updated at the end of each accounting period. The effect on the amortization of DAC of revisions to estimated gross profits is reflected in earnings in the period such estimated gross profits are revised. The effect on the DAC asset that would result from realization of unrealized gains (losses) is recognized with an offset to accumulated other comprehensive income in consolidated shareholder's equity as of the balance sheet date.

     As part of its asset/liability management process, in second quarter 1999, management initiated a review of the matching of invested assets to Insurance product lines given their different liability characteristics and liquidity requirements. As a result of this review, management reallocated the current and prospective interests of the various product lines in the invested assets. These asset reallocations and the related changes in investment yields by product line, in turn, triggered a review of and revisions to the estimated future gross profits used to determine the amortization of DAC for universal life and investment-type products. The revisions to estimated future gross profits resulted in an after-tax writedown of DAC of $85.6 million (net of a Federal income tax benefit of $46.1 million).

     For participating traditional life policies (substantially all of which are in the Closed Block), DAC is amortized over the expected total life of the contract group (40 years) as a constant percentage based on the present value of the estimated gross margin amounts expected to be realized over the life of the contracts using the expected investment yield. At December 31, 1999, the expected investment yield, excluding policy loans, generally ranged from 7.75% grading to 7.5% over a 20 year period. Estimated gross margin includes anticipated premiums and investment results less claims and administrative expenses, changes in the net level premium reserve and expected annual policyholder dividends. The effect on the amortization of DAC of revisions to estimated gross margins is reflected in earnings in the period such estimated gross margins are revised. The effect on the DAC asset that would result from realization of unrealized gains (losses) is recognized with an offset to accumulated comprehensive income in consolidated shareholder's equity as of the balance sheet date.

     For non-participating traditional life DAC is amortized in proportion to anticipated premiums. Assumptions as to anticipated premiums are estimated at the date of policy issue and are consistently applied during the life of the contracts. Deviations from estimated experience are reflected in earnings in the period such deviations occur. For these contracts, the amortization periods generally are for the total life of the policy.

     Policyholders' Account Balances and Future Policy Benefits
     ----------------------------------------------------------

     Policyholders' account balances for universal life and investment-type contracts are equal to the policy account values. The policy account values represents an accumulation of gross premium payments plus credited interest less expense and mortality charges and withdrawals.

     For participating traditional life policies, future policy benefit liabilities are calculated using a net level premium method on the basis of actuarial assumptions equal to guaranteed mortality and dividend fund interest rates. The liability for annual dividends represents the accrual of annual dividends earned. Terminal dividends are accrued in proportion to gross margins over the life of the contract.

     For non-participating traditional life insurance policies, future policy benefit liabilities are estimated using a net level premium method on the basis of actuarial assumptions as to mortality, persistency and interest established at policy issue. Assumptions established at policy issue as to mortality and persistency are based on the Insurance Group's experience which, together with interest and expense assumptions, includes a margin for adverse deviation. When the liabilities for future policy benefits plus the present value of expected future gross premiums for a product are insufficient to provide for expected future policy benefits and expenses for that product, DAC is written off and thereafter, if required, a premium deficiency reserve is established by a charge to earnings. Benefit liabilities for traditional annuities during the accumulation period are equal to accumulated contractholders' fund balances and after annuitization are equal to the present value of expected future payments. Interest rates used in establishing such liabilities range from 2.25% to 11.5% for life insurance liabilities and from 2.25% to 8.35% for annuity liabilities.

     Individual health benefit liabilities for active lives are estimated using the net level premium method and assumptions as to future morbidity, withdrawals and interest. Benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest. While management believes its disability income ("DI") reserves have been calculated on a reasonable basis and are adequate, there can be no assurance reserves will be sufficient to provide for future liabilities.

     Claim reserves and associated liabilities for individual DI and major medical policies were $948.4 million and $951.7 million at December 31, 1999 and 1998, respectively. Incurred benefits (benefits paid plus changes in claim reserves) and benefits paid for individual DI and major medical are summarized as follows:

                                                               1999               1998                1997
                                                          -------------       ------------       ------------
                                                                              (IN MILLIONS)

     Incurred benefits related to current year..........  $       150.7       $      140.1       $      132.3
     Incurred benefits related to prior years...........           64.7               84.2               60.0
                                                          -------------       ------------       ------------
     Total Incurred Benefits............................  $       215.4       $      224.3       $      192.3
                                                          =============       ============       ============

     Benefits paid related to current year..............  $        28.9       $       17.0       $       28.8
     Benefits paid related to prior years...............          189.8              155.4              146.2
                                                          -------------       ------------       ------------
     Total Benefits Paid................................  $       218.7       $      172.4       $      175.0
                                                          =============       ============       ============

     Policyholders' Dividends
     ------------------------

     The amount of policyholders' dividends to be paid (including those on policies included in the Closed Block) is determined annually by Equitable Life's board of directors. The aggregate amount of policyholders' dividends is related to actual interest, mortality, morbidity and expense experience for the year and judgment as to the appropriate level of statutory surplus to be retained by Equitable Life.

     At December 31, 1999, participating policies, including those in the Closed Block, represent approximately 23.0% ($47.0 billion) of directly written life insurance in force, net of amounts ceded.

     Federal Income Taxes
     --------------------

     The Company files a consolidated Federal income tax return with the Holding Company and its consolidated subsidiaries. Current Federal income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year. Deferred income tax assets and liabilities are recognized based on the difference between financial statement carrying amounts and income tax bases of assets and liabilities using enacted income tax rates and laws.

     Separate Accounts
     -----------------

     Separate Accounts are established in conformity with the New York State Insurance Law and generally are not chargeable with liabilities that arise from any other business of the Insurance Group. Separate Accounts assets are subject to General Account claims only to the extent the value of such assets exceeds Separate Accounts liabilities.

     Assets and liabilities of the Separate Accounts, representing net deposits and accumulated net investment earnings less fees, held primarily for the benefit of contractholders, and for which the Insurance Group does not bear the investment risk, are shown as separate captions in the consolidated balance sheets. The Insurance Group bears the investment risk on assets held in one Separate Account; therefore, such assets are carried on the same basis as similar assets held in the General Account portfolio. Assets held in the other Separate Accounts are carried at quoted market values or, where quoted values are not available, at estimated fair values as determined by the Insurance Group.

     The investment results of Separate Accounts on which the Insurance Group does not bear the investment risk are reflected directly in Separate Accounts liabilities. For 1999, 1998 and 1997, investment results of such Separate Accounts were $6,045.5 million, $4,591.0 million and $3,411.1 million, respectively.

     Deposits to Separate Accounts are reported as increases in Separate Accounts liabilities and are not reported in revenues. Mortality, policy administration and surrender charges on all Separate Accounts are included in revenues.

     Employee Stock Option Plan
     --------------------------

     The Company accounts for stock option plans sponsored by the Holding Company, DLJ and Alliance in accordance with the provisions of Accounting Principles Board Opinion ("APB") No. 25, "Accounting for Stock Issued to Employees," and related interpretations. In accordance with the opinion, compensation expense is recorded on the date of grant only if the current market price of the underlying stock exceeds the option strike price at the grant date. See Note 22 for the pro forma disclosures for the Holding Company, DLJ and Alliance required by SFAS No. 123, "Accounting for Stock-Based Compensation".

3)   INVESTMENTS

     The following tables provide additional information relating to fixed maturities and equity securities:

                                                                     GROSS               GROSS
                                                AMORTIZED          UNREALIZED         UNREALIZED          ESTIMATED
                                                   COST              GAINS              LOSSES            FAIR VALUE
                                              -------------      -------------       ------------       -------------
                                                                           (IN MILLIONS)
     DECEMBER 31, 1999
     -----------------
     Fixed Maturities:
       Available for Sale:
         Corporate..........................  $    14,866.8      $       139.5       $      787.0       $    14,219.3
         Mortgage-backed....................        2,554.5                2.3               87.8             2,469.0
         U.S. Treasury, government and
           agency securities................        1,194.1               18.9               23.4             1,189.6
         States and political subdivisions..          110.0                1.4                4.9               106.5
         Foreign governments................          361.8               16.2               14.8               363.2
         Redeemable preferred stock.........          286.4                1.7               36.0               252.1
                                              -------------      -------------       ------------       -------------
     Total Available for Sale...............  $    19,373.6      $       180.0       $      953.9       $    18,599.7
                                              =============      =============       ============       =============

       Held to Maturity:  Corporate.........  $       133.2      $         -         $        -         $       133.2
                                              =============      =============       ============       =============

     Equity Securities:
       Common stock available for sale......           25.5                1.5               17.8                 9.2
       Common stock trading securities......            7.2                9.1                2.2                14.1
                                              -------------      -------------       ------------       -------------
     Total Equity Securities................  $        32.7      $        10.6       $       20.0       $        23.3
                                              =============      =============       ============       =============

     December 31, 1998
     -----------------
     Fixed Maturities:
       Available for Sale:
         Corporate..........................  $    14,520.8      $       793.6       $      379.6       $    14,934.8
         Mortgage-backed....................        1,807.9               23.3                 .9             1,830.3
         U.S. Treasury, government and
           agency securities................        1,464.1              107.6                 .7             1,571.0
         States and political subdivisions..           55.0                9.9                -                  64.9
         Foreign governments................          363.3               20.9               30.0               354.2
         Redeemable preferred stock.........          242.7                7.0               11.2               238.5
                                              -------------      -------------       ------------       -------------
     Total Available for Sale...............  $    18,453.8      $       962.3       $      422.4       $    18,993.7
                                              =============      =============       ============       =============

       Held to Maturity:  Corporate.........  $       125.0      $         -         $        -         $       125.0
                                              =============      =============       ============       =============

     Equity Securities:
       Common stock available for sale......  $        58.3      $       114.9       $       22.5       $       150.7
                                              =============      =============       ============       =============

     For publicly traded fixed maturities and equity securities, estimated fair value is determined using quoted market prices. For fixed maturities without a readily ascertainable market value, the Company determines an estimated fair value using a discounted cash flow approach, including provisions for credit risk, generally based on the assumption such securities will be held to maturity. Estimated fair values for equity securities, substantially all of which do not have a readily ascertainable market value, have been determined by the Company. Such estimated fair values do not necessarily represent the values for which these securities could have been sold at the dates of the consolidated balance sheets. At December 31, 1999 and 1998, securities without a readily ascertainable market value having an amortized cost of $3,322.2 million and $3,539.9 million, respectively, had estimated fair values of $3,177.7 million and $3,748.5 million, respectively.

     The contractual maturity of bonds at December 31, 1999 is shown below:

                                                                                     AVAILABLE FOR SALE
                                                                              -------------------------------
                                                                                AMORTIZED          ESTIMATED
                                                                                  COST             FAIR VALUE
                                                                              ------------       ------------
                                                                                        (IN MILLIONS)

     Due in one year or less................................................  $      479.1       $      477.8
     Due in years two through five..........................................       2,991.8            2,921.2
     Due in years six through ten...........................................       7,197.9            6,813.0
     Due after ten years....................................................       5,864.0            5,666.5
     Mortgage-backed securities.............................................       2,554.4            2,469.1
                                                                              ------------       ------------
     Total..................................................................  $   19,087.2       $   18,347.6
                                                                              ============       ============

     Corporate bonds held to maturity with an amortized cost and estimated fair value of $133.2 million are due in one year or less.

     Bonds not due at a single maturity date have been included in the above table in the year of final maturity. Actual maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

     The Insurance Group's fixed maturity investment portfolio includes corporate high yield securities consisting of public high yield bonds, redeemable preferred stocks and directly negotiated debt in leveraged buyout transactions. The Insurance Group seeks to minimize the higher than normal credit risks associated with such securities by monitoring concentrations in any single issuer or a particular industry group. Certain of these corporate high yield securities are classified as other than investment grade by the various rating agencies, i.e., a rating below Baa or National Association of Insurance Commissioners ("NAIC") designation of 3 (medium grade), 4 or 5 (below investment grade) or 6 (in or near default). At December 31, 1999, approximately 14.9% of the $18,344.3 million aggregate amortized cost of bonds held by the Company was considered to be other than investment grade.

     In addition, the Insurance Group is an equity investor in limited partnership interests which primarily invest in securities considered to be other than investment grade. The carrying values at December 31, 1999 and 1998 were $647.9 million and $562.6 million, respectively.

     Investment valuation allowances and changes thereto are shown below:

                                                               1999               1998                1997
                                                          -------------       ------------       ------------
                                                                              (IN MILLIONS)

     Balances, beginning of year........................  $       230.6       $      384.5       $      137.1
     Additions charged to income........................           68.2               86.2              334.6
     Deductions for writedowns and
       asset dispositions...............................         (150.2)            (240.1)             (87.2)
                                                          -------------       ------------       ------------
     Balances, End of Year..............................  $       148.6       $      230.6       $      384.5
                                                          =============       ============       ============

     Balances, end of year comprise:
       Mortgage loans on real estate....................  $        27.5       $       34.3       $       55.8
       Equity real estate...............................          121.1              196.3              328.7
                                                          -------------       ------------       ------------
     Total..............................................  $       148.6       $      230.6       $      384.5
                                                          =============       ============       ============

     At December 31, 1999, the carrying value of fixed maturities which are non-income producing for the twelve months preceding the consolidated balance sheet date was $152.1 million.

     The payment terms of mortgage loans on real estate may from time to time be restructured or modified. The investment in restructured mortgage loans on real estate, based on amortized cost, amounted to $106.0 million and $115.1 million at December 31, 1999 and 1998, respectively. Gross interest income on restructured mortgage loans on real estate that would have been recorded in accordance with the original terms of such loans amounted to $9.5 million, $10.3 million and $17.2 million in 1999, 1998 and 1997, respectively. Gross interest income on these loans included in net investment income aggregated $8.2 million, $8.3 million and $12.7 million in 1999, 1998 and 1997, respectively.

     Impaired mortgage loans along with the related provision for losses were as follows:

                                                                                      DECEMBER 31,
                                                                          -----------------------------------
                                                                                1999                 1998
                                                                          --------------       --------------
                                                                                      (IN MILLIONS)

     Impaired mortgage loans with provision for losses..................  $        142.4       $        125.4
     Impaired mortgage loans without provision for losses...............             2.2                  8.6
                                                                          --------------       --------------
     Recorded investment in impaired mortgage loans.....................           144.6                134.0
     Provision for losses...............................................           (23.0)               (29.0)
                                                                          --------------       --------------
     Net Impaired Mortgage Loans........................................  $        121.6       $        105.0
                                                                          ==============       ==============

     Impaired mortgage loans without provision for losses are loans where the fair value of the collateral or the net present value of the expected future cash flows related to the loan equals or exceeds the recorded investment. Interest income earned on loans where the collateral value is used to measure impairment is recorded on a cash basis. Interest income on loans where the present value method is used to measure impairment is accrued on the net carrying value amount of the loan at the interest rate used to discount the cash flows. Changes in the present value attributable to changes in the amount or timing of expected cash flows are reported as investment gains or losses.

     During 1999, 1998 and 1997, respectively, the Company's average recorded investment in impaired mortgage loans was $141.7 million, $161.3 million and $246.9 million. Interest income recognized on these impaired mortgage loans totaled $12.0 million, $12.3 million and $15.2 million ($0.0 million, $.9 million and $2.3 million recognized on a cash basis) for 1999, 1998 and 1997, respectively.

     The Insurance Group's investment in equity real estate is through direct ownership and through investments in real estate joint ventures. At December 31, 1999 and 1998, the carrying value of equity real estate held for sale amounted to $382.2 million and $836.2 million, respectively. For 1999, 1998 and 1997, respectively, real estate of $20.5 million, $7.1 million and $152.0 million was acquired in satisfaction of debt. At December 31, 1999 and 1998, the Company owned $443.9 million and $552.3 million, respectively, of real estate acquired in satisfaction of debt.

     Depreciation of real estate held for production of income is computed using the straight-line method over the estimated useful lives of the properties, which generally range from 40 to 50 years. Accumulated depreciation on real estate was $251.6 million and $374.8 million at December 31, 1999 and 1998, respectively. Depreciation expense on real estate totaled $21.8 million, $30.5 million and $74.9 million for 1999, 1998 and 1997, respectively.

4)   JOINT VENTURES AND PARTNERSHIPS

     Summarized combined financial information for real estate joint ventures (25 individual ventures at both December 31, 1999 and 1998) and for limited partnership interests accounted for under the equity method, in which the Company has an investment of $10.0 million or greater and an equity interest of 10% or greater, follows:

                                                                                         DECEMBER 31,
                                                                               --------------------------------
                                                                                   1999                1998
                                                                               -------------      -------------
                                                                                         (IN MILLIONS)
      BALANCE SHEETS
      Investments in real estate, at depreciated cost........................  $       861.1      $       913.7
      Investments in securities, generally at estimated fair value...........          678.4              636.9
      Cash and cash equivalents..............................................           68.4               85.9
      Other assets...........................................................          239.3              279.8
                                                                               -------------      -------------
      Total Assets...........................................................  $     1,847.2      $     1,916.3
                                                                               =============      =============

      Borrowed funds - third party...........................................  $       354.2      $       367.1
      Borrowed funds - AXA Financial.........................................           28.9               30.1
      Other liabilities......................................................          313.9              197.2
                                                                               -------------      -------------
      Total liabilities......................................................          697.0              594.4
                                                                               -------------      -------------

      Partners' capital......................................................        1,150.2            1,321.9
                                                                               -------------      -------------
      Total Liabilities and Partners' Capital................................  $     1,847.2      $     1,916.3
                                                                               =============      =============

      Equity in partners' capital included above.............................  $       316.5      $       365.6
      Equity in limited partnership interests not included above and other...          524.1              390.1
                                                                               -------------      -------------
      Carrying Value.........................................................  $       840.6      $       755.7
                                                                               =============      =============

                                                                1999               1998                1997
                                                           -------------       ------------       ------------
                                                                               (IN MILLIONS)
      STATEMENTS OF EARNINGS
      Revenues of real estate joint ventures.............  $       180.5       $      246.1       $      310.5
      Revenues of other limited partnership interests....          455.1              128.9              506.3
      Interest expense - third party.....................          (39.8)             (33.3)             (91.8)
      Interest expense - AXA Financial...................           (2.5)              (2.6)              (7.2)
      Other expenses.....................................         (139.0)            (197.0)            (263.6)
                                                           -------------       ------------       ------------
      Net Earnings.......................................  $       454.3       $      142.1       $      454.2
                                                           =============       ============       ============

      Equity in net earnings included above..............  $        10.5       $       44.4       $       76.7
      Equity in net earnings of limited partnership
        interests not included above.....................           76.0               37.9               69.5
      Other..............................................            -                  -                  (.9)
                                                           -------------       ------------       ------------
      Total Equity in Net Earnings.......................  $        86.5       $       82.3       $      145.3
                                                           =============       ============       ============

5)   NET INVESTMENT INCOME AND INVESTMENT GAINS (LOSSES)

     The sources of net investment income follows:

                                                               1999               1998                1997
                                                          -------------       ------------       ------------
                                                                              (IN MILLIONS)

     Fixed maturities...................................  $     1,499.8       $    1,489.0       $    1,459.4
     Mortgage loans on real estate......................          253.4              235.4              260.8
     Equity real estate.................................          250.2              356.1              390.4
     Other equity investments...........................          165.1               83.8              156.9
     Policy loans.......................................          143.8              144.9              177.0
     Other investment income............................          161.3              185.7              181.7
                                                          -------------       ------------       ------------

       Gross investment income..........................        2,473.6            2,494.9            2,626.2

       Investment expenses..............................         (232.7)            (266.8)            (343.4)
                                                          -------------       ------------       ------------

     Net Investment Income..............................  $     2,240.9       $    2,228.1       $    2,282.8
                                                          =============       ============       ============

     Investment (losses) gains, net, including changes in the valuation allowances, follow:

                                                               1999               1998                1997
                                                          -------------       ------------       ------------
                                                                              (IN MILLIONS)

     Fixed maturities...................................  $      (290.9)      $      (24.3)      $       88.1
     Mortgage loans on real estate......................           (3.3)             (10.9)             (11.2)
     Equity real estate.................................           (2.4)              74.5             (391.3)
     Other equity investments...........................           88.1               29.9               14.1
     Sale of subsidiaries...............................            -                 (2.6)             252.1
     Issuance and sales of Alliance Units...............            5.5               19.8                -
     Issuance and sales of DLJ common stock.............          106.0               18.2                3.0
     Other..............................................             .1               (4.4)               -
                                                          -------------       ------------       ------------
     Investment (Losses) Gains, Net.....................  $       (96.9)      $      100.2       $      (45.2)
                                                          =============       ============       ============

     Writedowns of fixed maturities amounted to $223.2 million, $101.6 million and $11.7 million for 1999, 1998 and 1997, respectively, and writedowns of equity real estate amounted to $136.4 million for 1997. In fourth quarter 1997, the Company reclassified $1,095.4 million depreciated cost of equity real estate from real estate held for the production of income to real estate held for sale. Additions to valuation allowances of $227.6 million were recorded upon these transfers. Additionally, in fourth quarter 1997, $132.3 million of writedowns on real estate held for production of income were recorded.

     For 1999, 1998 and 1997, respectively, proceeds received on sales of fixed maturities classified as available for sale amounted to $7,138.6 million, $15,961.0 million and $9,789.7 million. Gross gains of $74.7 million, $149.3 million and $166.0 million and gross losses of $214.3 million, $95.1 million and $108.8 million, respectively, were realized on these sales. The change in unrealized investment (losses) gains related to fixed maturities classified as available for sale for 1999, 1998 and 1997 amounted to $(1,313.8) million, $(331.7) million and $513.4 million, respectively.

     On January 1, 1999, investments in publicly-traded common equity securities in the General Account portfolio within other equity investments amounting to $102.3 million were transferred from available for sale securities to trading securities. As a result of this transfer, unrealized investment gains of $83.3 million ($43.2 million net of related DAC and Federal income taxes) were recognized as realized investment gains in the consolidated statements of earnings. Net unrealized holding gains of $7.0 million were included in net investment income in the consolidated statements of earnings for 1999. These trading securities had a carrying value of $14.1 million and costs of $7.2 million at December 31, 1999.

     During 1999, DLJ completed its offering of a new class of its Common Stock to track the financial performance of DLJdirect, its online brokerage business. As a result of this offering, the Company recorded a non-cash pre-tax realized gain of $95.8 million.

     For 1999, 1998 and 1997, investment results passed through to certain participating group annuity contracts as interest credited to policyholders' account balances amounted to $131.5 million, $136.9 million and $137.5 million, respectively.

     In 1997, Equitable Life sold EREIM (other than its interest in Column Financial, Inc.) ("ERE") to Lend Lease Corporation Limited ("Lend Lease"), for $400.0 million and recognized an investment gain of $162.4 million, net of Federal income tax of $87.4 million. Equitable Life entered into long-term advisory agreements whereby ERE continues to provide substantially the same services to Equitable Life's General Account and Separate Accounts, for substantially the same fees, as provided prior to the sale. Through June 10, 1997, the businesses sold reported combined revenues of $91.6 million and combined net earnings of $10.7 million.

     On June 30, 1997, Alliance reduced the recorded value of goodwill and contracts associated with Alliance's 1996 acquisition of Cursitor Holdings L.P. and Cursitor Holdings Limited (collectively, "Cursitor") by $120.9 million since Cursitor's business fundamentals no longer supported the carrying value of its investment. The Company's earnings from continuing operations for 1997 included a charge of $59.5 million, net of a Federal income tax benefit of $10.0 million and minority interest of $51.4 million. The remaining balance of intangible assets is being amortized over its estimated useful life of 20 years.

     Net unrealized investment gains (losses), included in the consolidated balance sheets as a component of accumulated comprehensive income and the changes for the corresponding years, follow:

                                                                1999               1998                1997
                                                           -------------       ------------       ------------
                                                                               (IN MILLIONS)

      Balance, beginning of year.........................  $       384.1       $      533.6       $      189.9
      Changes in unrealized investment (losses) gains....       (1,486.6)            (242.4)             543.3
      Changes in unrealized investment losses
        (gains) attributable to:
          Participating group annuity contracts..........           24.7               (5.7)              53.2
          DAC............................................          208.6               13.2              (89.0)
          Deferred Federal income taxes..................          476.4               85.4             (163.8)
                                                           -------------       ------------       ------------
      Balance, End of Year...............................  $      (392.8)      $      384.1       $      533.6
                                                           =============       ============       ============

      Balance, end of year comprises:
        Unrealized investment (losses) gains on:
          Fixed maturities...............................  $      (773.9)      $      539.9       $      871.2
          Other equity investments.......................          (16.3)              92.4               33.7
          Other, principally Closed Block................           46.8              111.1               80.9
                                                           -------------       ------------       ------------
            Total........................................         (743.4)             743.4              985.8
        Amounts of unrealized investment gains
          attributable to:
            Participating group annuity contracts........            -                (24.7)             (19.0)
            DAC..........................................           80.8             (127.8)            (141.0)
            Deferred Federal income taxes................          269.8             (206.8)            (292.2)
                                                           -------------       ------------       ------------
      Total..............................................  $      (392.8)      $      384.1       $      533.6
                                                           =============       ============       ============

     Changes in unrealized gains (losses) reflect changes in fair value of only those fixed maturities and equity securities classified as available for sale and do not reflect any changes in fair value of policyholders' account balances and future policy benefits.

6)   ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)

     Accumulated other comprehensive income (loss) represents cumulative gains and losses on items that are not reflected in earnings. The balances for the past three years follow:

                                                               1999               1998                1997
                                                          -------------       ------------       ------------
                                                                              (IN MILLIONS)

     Unrealized (losses) gains on investments...........  $      (392.8)      $      384.1       $      533.6
     Minimum pension liability..........................            (.1)             (28.3)             (17.3)
                                                          -------------       ------------       ------------
     Total Accumulated Other
       Comprehensive (Loss) Income......................  $      (392.9)      $      355.8       $      516.3
                                                          =============       ============       ============

     The components of other comprehensive income (loss) for the past three years follow:

                                                               1999               1998                1997
                                                          -------------       ------------       ------------
                                                                              (IN MILLIONS)
     Net unrealized (losses) gains on investment
       securities:
       Net unrealized (losses) gains arising during
         the period.....................................  $    (1,682.3)      $     (186.1)      $      564.0
       Adjustment to reclassify losses (gains)
         included in net earnings during the period.....          195.7              (56.3)             (20.7)
                                                          -------------       ------------       ------------
     Net unrealized (losses) gains on investment
         securities.....................................       (1,486.6)            (242.4)             543.3
     Adjustments for policyholder liabilities,
         DAC and deferred Federal income taxes..........          709.7               92.9             (199.6)
                                                          -------------       ------------       ------------

     Change in unrealized losses (gains), net of
         adjustments....................................         (776.9)            (149.5)             343.7
     Change in minimum pension liability................           28.2              (11.0)              (4.4)
                                                          -------------       ------------       ------------
     Total Other Comprehensive (Loss) Income............  $      (748.7)      $     (160.5)      $      339.3
                                                          =============       ============       ============

7)   CLOSED BLOCK

     Summarized financial information for the Closed Block follows:

                                                                                       DECEMBER 31,
                                                                            ---------------------------------
                                                                                 1999                 1998
                                                                            ------------         ------------
                                                                                      (IN MILLIONS)
                                                                                                 <C
     BALANCE SHEETS
     Fixed Maturities:
       Available for sale, at estimated fair value (amortized cost,
         $4,144.8 and $4,149.0)...........................................  $    4,014.0         $    4,373.2
     Mortgage loans on real estate........................................       1,704.2              1,633.4
     Policy loans.........................................................       1,593.9              1,641.2
     Cash and other invested assets.......................................         194.4                 86.5
     DAC..................................................................         895.5                676.5
     Other assets.........................................................         205.3                221.6
                                                                            ------------         ------------
     Total Assets.........................................................  $    8,607.3         $    8,632.4
                                                                            ============         ============

     Future policy benefits and policyholders' account balances...........  $    9,011.7         $    9,013.1
     Other liabilities....................................................          13.3                 63.9
                                                                            ------------         ------------
     Total Liabilities....................................................  $    9,025.0         $    9,077.0
                                                                            ============         ============



                                                               1999               1998                1997
                                                          -------------       ------------       ------------
                                                                              (IN MILLIONS)
     STATEMENTS OF EARNINGS
     Premiums and other revenue.........................  $       619.1       $      661.7       $      687.1
     Investment income (net of investment
       expenses of $15.8, $15.5 and $27.0)..............          574.2              569.7              574.9
     Investment (losses) gains, net.....................          (11.3)                .5              (42.4)
                                                          -------------       ------------       ------------
           Total revenues...............................        1,182.0            1,231.9            1,219.6
                                                          -------------       ------------       ------------

     Policyholders' benefits and dividends..............        1,024.7            1,082.0            1,066.7
     Other operating costs and expenses.................           70.9               62.8               50.4
                                                          -------------       ------------       ------------
           Total benefits and other deductions..........        1,095.6            1,144.8            1,117.1
                                                          -------------       ------------       ------------

     Contribution from the Closed Block.................  $        86.4       $       87.1       $      102.5
                                                          =============       ============       ============

     Impaired mortgage loans along with the related provision for losses follows:

                                                                                        DECEMBER 31,
                                                                              --------------------------------
                                                                                  1999                1998
                                                                              -------------      -------------
                                                                                        (IN MILLIONS)
     Impaired mortgage loans with provision for losses......................  $        26.8      $        55.5
     Impaired mortgage loans without provision for losses...................            4.5                7.6
                                                                              -------------      -------------
     Recorded investment in impaired mortgages..............................           31.3               63.1
     Provision for losses...................................................           (4.1)             (10.1)
                                                                              -------------      -------------
     Net Impaired Mortgage Loans............................................  $        27.2      $        53.0
                                                                              =============      =============

     During 1999, 1998 and 1997, the Closed Block's average recorded investment in impaired mortgage loans was $37.0 million, $85.5 million and $110.2 million, respectively. Interest income recognized on these impaired mortgage loans totaled $3.3 million, $4.7 million and $9.4 million ($.3 million, $1.5 million and $4.1 million recognized on a cash basis) for 1999, 1998 and 1997, respectively.

     Valuation allowances amounted to $4.6 million and $11.1 million on mortgage loans on real estate and $24.7 million and $15.4 million on equity real estate at December 31, 1999 and 1998, respectively. Writedowns of fixed maturities amounted to $3.5 million for 1997. Writedowns of equity real estate amounted to $28.8 million for 1997.

     In fourth quarter 1997, $72.9 million depreciated cost of equity real estate held for production of income was reclassified to equity real estate held for sale. Additions to valuation allowances of $15.4 million were recorded upon these transfers. Also in fourth quarter 1997, $28.8 million of writedowns on real estate held for production of income were recorded.

     Many expenses related to Closed Block operations are charged to operations outside of the Closed Block; accordingly, the contribution from the Closed Block does not represent the actual profitability of the Closed Block operations. Operating costs and expenses outside of the Closed Block are, therefore, disproportionate to the business outside of the Closed Block.

8)   DISCONTINUED OPERATIONS

     Summarized financial information for discontinued operations follows:

                                                                                       DECEMBER 31,
                                                                            ---------------------------------
                                                                                 1999                 1998
                                                                            ------------         ------------
                                                                                       (IN MILLIONS)
     BALANCE SHEETS
     Mortgage loans on real estate........................................  $      454.6         $      553.9
     Equity real estate...................................................         426.6                611.0
     Other equity investments.............................................          55.8                115.1
     Other invested assets................................................          87.1                 24.9
                                                                            ------------         ------------
       Total investments..................................................       1,024.1              1,304.9
     Cash and cash equivalents............................................         164.5                 34.7
     Other assets.........................................................         213.0                219.0
                                                                            ------------         ------------
     Total Assets.........................................................  $    1,401.6         $    1,558.6
                                                                            ============         ============

     Policyholders' liabilities...........................................  $      993.3         $    1,021.7
     Allowance for future losses..........................................         242.2                305.1
     Other liabilities....................................................         166.1                231.8
                                                                            ------------         ------------
     Total Liabilities....................................................  $    1,401.6         $    1,558.6
                                                                            ============         ============

                                                               1999               1998                1997
                                                          -------------       ------------       ------------
                                                                              (IN MILLIONS)
     STATEMENTS OF EARNINGS
     Investment income (net of investment
       expenses of $49.3, $63.3 and $97.3)..............  $        98.7       $      160.4       $      188.6
     Investment (losses) gains, net.....................          (13.4)              35.7             (173.7)
     Policy fees, premiums and other income.............             .2               (4.3)                .2
                                                          -------------       ------------       ------------
     Total revenues.....................................           85.5              191.8               15.1

     Benefits and other deductions......................          104.8              141.5              169.5
     (Losses charged) earnings credited to allowance
       for future losses................................          (19.3)              50.3             (154.4)
                                                          -------------       ------------       ------------
     Pre-tax loss from operations.......................            -                  -                  -
     Pre-tax earnings from releasing (loss from
       strengthening) the allowance for future
       losses...........................................           43.3                4.2             (134.1)
     Federal income tax (expense) benefit...............          (15.2)              (1.5)              46.9
                                                          -------------       ------------       ------------
     Earnings (Loss) from Discontinued Operations.......  $        28.1       $        2.7       $      (87.2)
                                                          =============       ============       ============

     The Company's quarterly process for evaluating the allowance for future losses applies the current period's results of the discontinued operations against the allowance, re-estimates future losses and adjusts the allowance, if appropriate. Additionally, as part of the Company's annual planning process which takes place in the fourth quarter of each year, investment and benefit cash flow projections are prepared. These updated assumptions and estimates resulted in a release of allowance in 1999 and 1998 and strengthening of allowance in 1997.

     In fourth quarter 1997, $329.9 million depreciated cost of equity real estate was reclassified from equity real estate held for production of income to real estate held for sale. Additions to valuation allowances of $79.8 million were recognized upon these transfers. Also in fourth quarter 1997, $92.5 million of writedowns on real estate held for production of income were recognized.

     Benefits and other deductions includes $26.6 million and $53.3 million of interest expense related to amounts borrowed from continuing operations in 1998 and 1997, respectively.

     Valuation allowances of $1.9 million and $3.0 million on mortgage loans on real estate and $54.8 million and $34.8 million on equity real estate were held at December 31, 1999 and 1998, respectively. Writedowns of equity real estate were $95.7 million in 1997.

     During 1999, 1998 and 1997, discontinued operations' average recorded investment in impaired mortgage loans was $13.8 million, $73.3 million and $89.2 million, respectively. Interest income recognized on these impaired mortgage loans totaled $1.7 million, $4.7 million and $6.6 million ($.0 million, $3.4 million and $5.3 million recognized on a cash basis) for 1999, 1998 and 1997, respectively.

     At December 31, 1999 and 1998, discontinued operations had real estate acquired in satisfaction of debt with carrying values of $24.1 million and $50.0 million, respectively.

9)   SHORT-TERM AND LONG-TERM DEBT

     Short-term and long-term debt consists of the following:

                                                                                       DECEMBER 31,
                                                                            ---------------------------------
                                                                                 1999                 1998
                                                                            ------------         ------------
                                                                                       (IN MILLIONS)
     Short-term debt......................................................  $      557.0         $      179.3
                                                                            ------------         ------------
     Long-term debt:
     Equitable Life:
       Surplus notes, 6.95% due 2005......................................         399.5                399.4
       Surplus notes, 7.70% due 2015......................................         199.7                199.7
       Other..............................................................            .4                   .3
                                                                            ------------         ------------
           Total Equitable Life...........................................         599.6                599.4
                                                                            ------------         ------------
     Wholly Owned and Joint Venture Real Estate:
       Mortgage notes, 5.43% - 9.5%, due through 2017.....................         251.3                392.2
                                                                            ------------         ------------
     Alliance:
       Other..............................................................           -                   10.8
                                                                            ------------         ------------
     Total long-term debt.................................................         850.9              1,002.4
                                                                            ------------         ------------

     Total Short-term and Long-term Debt..................................  $    1,407.9         $    1,181.7
                                                                            ============         ============

     Short-term Debt
     ---------------

     Equitable Life has a $700.0 million bank credit facility available to fund short-term working capital needs and to facilitate the securities settlement process. The credit facility consists of two types of borrowing options with varying interest rates and expires in September 2000. The interest rates are based on external indices dependent on the type of borrowing and at December 31, 1999 range from 5.76% to 8.5%. There were no borrowings outstanding under this bank credit facility at December 31, 1999.

     Equitable Life has a commercial paper program with an issue limit of $1.0 billion. This program is available for general corporate purposes used to support Equitable Life's liquidity needs and is supported by Equitable Life's existing $700.0 million bank credit facility. At December 31, 1999, there were $166.9 million outstanding under this program.

     Alliance has a $425.0 million five-year revolving credit facility with a group of commercial banks. Under the facility, the interest rate, at the option of Alliance, is a floating rate generally based upon a defined prime rate, a rate related to the London Interbank Offered Rate ("LIBOR") or the Federal Funds Rate. A facility fee is payable on the total facility. During July 1999, Alliance increased the size of its commercial paper program by $200.0 million from $425.0 million for a total available limit of $625.0 million. Borrowings from the revolving credit facility and the original commercial paper program may not exceed $425.0 million in the aggregate. The revolving credit facility provides backup liquidity for commercial paper issued under

     Alliance's commercial paper program and can be used as a direct source of borrowing. The revolving credit facility contains covenants that require Alliance to, among other things, meet certain financial ratios. At December 31, 1999, Alliance had commercial paper outstanding totaling $384.7 million at an effective interest rate of 5.9%; there were no borrowings outstanding under Alliance's revolving credit facility.

     In December 1999, Alliance established a $100.0 million extendible commercial notes ("ECN") program to supplement its commercial paper program. ECN's are short-term debt instruments that do not require any back-up liquidity support.

     Long-term Debt
     --------------

     Several of the long-term debt agreements have restrictive covenants related to the total amount of debt, net tangible assets and other matters. At December 31, 1999, the Company is in compliance with all debt covenants.

     The Company has pledged real estate, mortgage loans, cash and securities amounting to $323.6 million and $640.2 million at December 31, 1999 and 1998, respectively, as collateral for certain short-term and long-term debt.

     At December 31, 1999, aggregate maturities of the long-term debt based on required principal payments at maturity was $3.0 million for 2000 and $848.7 million for 2005 and thereafter.

10)  FEDERAL INCOME TAXES

     A summary of the Federal income tax expense in the consolidated statements of earnings follows:

                                                               1999               1998                1997
                                                          -------------       ------------       ------------
                                                                              (IN MILLIONS)
     Federal income tax expense (benefit):
       Current..........................................  $       174.0       $      283.3       $      186.5
       Deferred.........................................          158.0               69.8              (95.0)
                                                          -------------       ------------       ------------
     Total..............................................  $       332.0       $      353.1       $       91.5
                                                          =============       ============       ============

     The Federal income taxes attributable to consolidated operations are different from the amounts determined by multiplying the earnings before Federal income taxes and minority interest by the expected Federal income tax rate of 35%. The sources of the difference and their tax effects follow:

                                                               1999               1998                1997
                                                          -------------       ------------       ------------
                                                                              (IN MILLIONS)
     Expected Federal income tax expense................  $       458.4       $      414.3       $      234.7
     Non-taxable minority interest......................          (47.8)             (33.2)             (38.0)
     Non-taxable subsidiary gains.......................          (37.1)              (6.4)               -
     Adjustment of tax audit reserves...................           27.8               16.0              (81.7)
     Equity in unconsolidated subsidiaries..............          (64.0)             (39.3)             (45.1)
     Other..............................................           (5.3)               1.7               21.6
                                                          -------------       ------------       ------------
     Federal Income Tax Expense.........................  $       332.0       $      353.1       $       91.5
                                                          =============       ============       ============

     The components of the net deferred Federal income taxes are as follows:

                                                    DECEMBER 31, 1999                  December 31, 1998
                                              -----------------------------      -----------------------------
                                                 ASSETS         LIABILITIES         Assets         Liabilities
                                              -----------      ------------      ------------      -----------
                                                                        (IN MILLIONS)
     Compensation and related benefits......  $       -        $       37.7      $      235.3      $       -
     Other..................................          -                20.6              27.8              -
     DAC, reserves and reinsurance..........          -               329.7               -              231.4
     Investments............................        115.1               -                 -              364.4
                                              -----------      ------------      ------------      -----------
     Total..................................  $     115.1      $      388.0      $      263.1      $     595.8
                                              ===========      ============      ============      ===========

     At December 31, 1999, in conjunction with the non-qualified employee benefit plans, $236.8 million in deferred tax asset was transferred to the Holding Company. See Note 12 for discussion of the benefit plans transferred.

     The deferred Federal income taxes impacting operations reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. The sources of these temporary differences and their tax effects follow:

                                                               1999               1998                1997
                                                          -------------       ------------       ------------
                                                                              (IN MILLIONS)

     DAC, reserves and reinsurance......................  $        83.2       $       (7.7)      $       46.2
     Investments........................................            3.2               46.8             (113.8)
     Compensation and related benefits..................           21.0               28.6                3.7
     Other..............................................           50.6                2.1              (31.1)
                                                          -------------       ------------       ------------
     Deferred Federal Income Tax
       Expense (Benefit)................................  $       158.0       $       69.8       $      (95.0)
                                                          =============       ============       ============

     The Internal Revenue Service (the "IRS") is in the process of examining the Holding Company's consolidated Federal income tax returns for the years 1992 through 1996. Management believes these audits will have no material adverse effect on the Company's results of operations.

11)  REINSURANCE AGREEMENTS

     The Insurance Group assumes and cedes reinsurance with other insurance companies. The Insurance Group evaluates the financial condition of its reinsurers to minimize its exposure to significant losses from reinsurer insolvencies. Ceded reinsurance does not relieve the originating insurer of liability. The effect of reinsurance (excluding group life and health) is summarized as follows:

                                                               1999               1998                1997
                                                          -------------       ------------       ------------
                                                                              (IN MILLIONS)

     Direct premiums....................................  $       420.6       $      438.8       $      448.6
     Reinsurance assumed................................          206.7              203.6              198.3
     Reinsurance ceded..................................          (69.1)             (54.3)             (45.4)
                                                          -------------       ------------       ------------
     Premiums...........................................  $       558.2       $      588.1       $      601.5
                                                          =============       ============       ============

     Universal Life and Investment-type Product
       Policy Fee Income Ceded..........................  $        69.7       $       75.7       $       61.0
                                                          =============       ============       ============
     Policyholders' Benefits Ceded......................  $        99.6       $       85.9       $       70.6
                                                          =============       ============       ============
     Interest Credited to Policyholders' Account
       Balances Ceded...................................  $        38.5       $       39.5       $       36.4
                                                          =============       ============       ============

     Since 1997, the Company reinsures on a yearly renewal term basis 90% of the mortality risk on new issues of certain term, universal and variable life products. The Company's retention limit on joint survivorship policies is $15.0 million. All in force business above $5.0 million is reinsured. The Insurance Group also reinsures the entire risk on certain substandard underwriting risks and in certain other cases.

     The Insurance Group cedes 100% of its group life and health business to a third party insurer. Premiums ceded totaled $.1 million, $1.3 million and $1.6 million for 1999, 1998 and 1997, respectively. Ceded death and disability benefits totaled $44.7 million, $15.6 million and $4.3 million for 1999, 1998 and 1997, respectively. Insurance liabilities ceded totaled $510.5 million and $560.3 million at December 31, 1999 and 1998, respectively.

12)  EMPLOYEE BENEFIT PLANS

     The Company sponsors qualified and non-qualified defined benefit plans covering substantially all employees (including certain qualified part-time employees), managers and certain agents. The pension plans are non-contributory. Equitable Life's benefits are based on a cash balance formula or years of service and final average earnings, if greater, under certain grandfathering rules in the plans. Alliance's benefits are based on years of credited service, average final base salary and primary social security benefits. The Company's funding policy is to make the minimum contribution required by the Employee Retirement Income Security Act of 1974 ("ERISA").

     Effective December 31, 1999, the Holding Company legally assumed primary liability from Equitable Life for all current and future obligations of its Excess Retirement Plan, Supplemental Executive Retirement Plan and certain other employee benefit plans that provide participants with medical, life insurance, and deferred compensation benefits; Equitable Life remains secondarily liable. The amount of the liability associated with employee benefits transferred was $676.5 million, including $183.0 million of non-qualified pension benefit obligations and $394.1 million of postretirement benefits obligations at December 31, 1999. This transfer was recorded as a non-cash capital contribution to Equitable Life.

     Components of net periodic pension (credit) cost for the qualified and non-qualified plans follow:

                                                               1999               1998                1997
                                                          -------------       ------------       ------------
                                                                              (IN MILLIONS)
     Service cost.......................................  $        36.7       $       33.2       $       32.5
     Interest cost on projected benefit obligations.....          131.6              129.2              128.2
     Actual return on assets............................         (189.8)            (175.6)            (307.6)
     Net amortization and deferrals.....................            7.5                6.1              166.6
                                                          -------------       ------------       ------------
     Net Periodic Pension Cost (Credit).................  $       (14.0)      $       (7.1)      $       19.7
                                                          =============       ============       ============

     The projected benefit obligations under the qualified and non-qualified pension plans were comprised of:

                                                                                        DECEMBER 31,
                                                                              -------------------------------
                                                                                  1999                1998
                                                                              ------------       ------------
                                                                                        (IN MILLIONS)

     Benefit obligations, beginning of year.................................  $    1,933.4       $    1,801.3
     Service cost...........................................................          36.7               33.2
     Interest cost..........................................................         131.6              129.2
     Actuarial (gains) losses...............................................         (53.3)             108.4
     Benefits paid..........................................................        (123.1)            (138.7)
                                                                              ------------       ------------
     Subtotal before transfer...............................................       1,925.3            1,933.4
     Transfer of Non-qualified Pension Benefit Obligation
       to the Holding Company...............................................        (262.5)               -
                                                                              ------------       ------------
     Benefit Obligation, End of Year........................................  $    1,662.8       $    1,933.4
                                                                              ============       ============

     The funded status of the qualified and non-qualified pension plans was as follows:

                                                                                        DECEMBER 31,
                                                                              -------------------------------
                                                                                  1999                1998
                                                                              ------------       ------------
                                                                                        (IN MILLIONS)

     Plan assets at fair value, beginning of year...........................  $    2,083.1       $    1,867.4
     Actual return on plan assets...........................................         369.0              338.9
     Contributions..........................................................            .1                -
     Benefits paid and fees.................................................        (108.5)            (123.2)
                                                                              ------------       ------------
     Plan assets at fair value, end of year.................................       2,343.7            2,083.1
     Projected benefit obligations..........................................       1,925.3            1,933.4
                                                                              ------------       ------------
     Excess of plan assets over projected benefit obligations...............         418.4              149.7
     Unrecognized prior service cost........................................          (5.2)              (7.5)
     Unrecognized net (gain) loss from past experience different
       from that assumed....................................................        (197.3)              38.7
     Unrecognized net asset at transition...................................           (.1)               1.5
                                                                              ------------       ------------
     Subtotal before transfer...............................................         215.8              182.4
     Transfer of Accrued Non-qualified Pension Benefit Obligation
       to the Holding Company...............................................         183.0                -
                                                                              ------------       ------------
     Prepaid Pension Cost, Net..............................................  $      398.8       $      182.4
                                                                              ============       ============

     The prepaid pension cost for pension plans with assets in excess of projected benefit obligations was $412.2 million and $363.9 million and the accrued liability for pension plans with projected benefit obligations in excess of plan assets was $13.5 million and $181.5 million at December 31, 1999 and 1998, respectively.

     The pension plan assets include corporate and government debt securities, equity securities, equity real estate and shares of group trusts managed by Alliance. The discount rate and rate of increase in future compensation levels used in determining the actuarial present value of projected benefit obligations were 8.0% and 6.38%, respectively, at December 31, 1999 and 7.0% and 3.83%, respectively, at December 31, 1998. As of January 1, 1999 and 1998, the expected long-term rate of return on assets for the retirement plan was 10.0% and 10.25%, respectively.

     The Company recorded, as a reduction of shareholder's equity, an additional minimum pension liability of $.1 million, $28.3 million and $17.3 million, net of Federal income taxes, at December 31, 1999, 1998 and 1997, respectively, primarily representing the excess of the accumulated benefit obligation of the non-qualified pension plan over the accrued liability. The aggregate accumulated benefit obligation and fair value of plan assets for pension plans with accumulated benefit obligations in excess of plan assets were $325.7 million and $36.3 million, respectively, at December 31, 1999 and $309.7 million and $34.5 million, respectively, at December 31, 1998.

     Prior to 1987, the qualified plan funded participants' benefits through the purchase of non-participating annuity contracts from Equitable Life. Benefit payments under these contracts were approximately $30.2 million, $31.8 million and $33.2 million for 1999, 1998 and 1997, respectively.

     The Company provides certain medical and life insurance benefits (collectively, "postretirement benefits") for qualifying employees, managers and agents retiring from the Company (i) on or after attaining age 55 who have at least 10 years of service or (ii) on or after attaining age 65 or (iii) whose jobs have been abolished and who have attained age 50 with 20 years of service. The life insurance benefits are related to age and salary at retirement. The costs of postretirement benefits are recognized in accordance with the provisions of SFAS No. 106. The Company continues to fund postretirement benefits costs on a pay-as-you-go basis and, for 1999, 1998 and 1997, the Company made estimated postretirement benefits payments of $29.5 million, $28.4 million and $18.7 million, respectively.

     The following table sets forth the postretirement benefits plan's status, reconciled to amounts recognized in the Company's consolidated financial statements:

                                                               1999               1998                1997
                                                         -----------------   ----------------   -----------------
                                                                              (IN MILLIONS)

     Service cost.......................................  $         4.7       $        4.6       $        4.5
     Interest cost on accumulated postretirement
       benefits obligation..............................           34.4               33.6               34.7
     Unrecognized prior service costs...................           (7.0)               -                  -
     Net amortization and deferrals.....................            8.4                 .5                1.9
                                                         -----------------   ----------------   -----------------
     Net Periodic Postretirement Benefits Costs.........  $        40.5       $       38.7       $       41.1
                                                         =================   ================   =================

                                                                                        DECEMBER 31,
                                                                              -------------------------------
                                                                                  1999                1998
                                                                              ------------       ------------
                                                                                        (IN MILLIONS)

     Accumulated postretirement benefits obligation, beginning
       of year..............................................................  $      490.4       $      490.8
     Service cost...........................................................           4.7                4.6
     Interest cost..........................................................          34.4               33.6
     Contributions and benefits paid........................................         (29.5)             (28.4)
     Actuarial gains........................................................         (29.0)             (10.2)
                                                                              ------------       ------------
     Accumulated postretirement benefits obligation, end of year............         471.0              490.4
     Unrecognized prior service cost........................................          26.9               31.8
     Unrecognized net loss from past experience different
       from that assumed and from changes in assumptions....................         (86.0)            (121.2)
                                                                              ------------       ------------
     Subtotal before transfer...............................................         411.9              401.0
     Transfer to the Holding Company........................................        (394.1)               -
                                                                              ------------       ------------
     Accrued Postretirement Benefits Cost...................................  $       17.8       $      401.0
                                                                              ============       ============

     Since January 1, 1994, costs to the Company for providing these medical benefits available to retirees under age 65 are the same as those offered to active employees and medical benefits will be limited to 200% of 1993 costs for all participants.

     The assumed health care cost trend rate used in measuring the accumulated postretirement benefits obligation was 7.5% in 1999, gradually declining to 4.75% in the year 2010, and in 1998 was 8.0%, gradually declining to 2.5% in the year 2009. The discount rate used in determining the accumulated postretirement benefits obligation was 8.0% and 7.0% at December 31, 1999 and 1998, respectively.

     If the health care cost trend rate assumptions were increased by 1%, the accumulated postretirement benefits obligation as of December 31, 1999 would be increased 3.55%. The effect of this change on the sum of the service cost and interest cost would be an increase of 3.91%. If the health care cost trend rate assumptions were decreased by 1% the accumulated postretirement benefits obligation as of December 31, 1999 would be decreased by 4.38%. The effect of this change on the sum of the service cost and interest cost would be a decrease of 4.96%.

13)  DERIVATIVES AND FAIR VALUE OF FINANCIAL INSTRUMENTS

     Derivatives
     -----------

     The Insurance Group primarily uses derivatives for asset/liability risk management and for hedging individual securities. Derivatives mainly are utilized to reduce the Insurance Group's exposure to interest rate fluctuations. Accounting for interest rate swap transactions is on an accrual basis. Gains and losses related to interest rate swap transactions are amortized as yield adjustments over the remaining life of the underlying hedged security. Income and expense resulting from interest rate swap activities are reflected in net investment income. The notional amount of matched interest rate swaps outstanding at December 31, 1999 and 1998, respectively, was $797.3 million and $880.9 million. The average unexpired terms at December 31, 1999 ranged from two months to 5.0 years. At December 31, 1999, the cost of terminating swaps in a loss position was $1.8 million. Equitable Life maintains an interest rate cap program designed to hedge crediting rates on interest-sensitive individual annuities contracts. The outstanding notional amounts at December 31, 1999 of contracts purchased and sold were $7,575.0 million and $875.0 million, respectively. The net premium paid by Equitable Life on these contracts was $51.6 million and is being amortized ratably over the contract periods ranging from 1 to 4 years. Income and expense resulting from this program are reflected as an adjustment to interest credited to policyholders' account balances.

     DLJ enters into certain contractual agreements referred to as derivatives or off-balance-sheet financial instruments primarily for trading purposes and to provide products for its clients. DLJ performs the following activities: writing over-the-counter ("OTC") options to accommodate customer needs; trading in forward contracts in U.S. government and agency issued or guaranteed securities; trading in futures contracts on equity based indices, interest rate instruments, and currencies; and issuing structured products based on emerging market financial instruments and indices. DLJ also enters into swap agreements, primarily equity, interest rate and foreign currency swaps. DLJ is not significantly involved in commodity derivative instruments.

     Fair Value of Financial Instruments
     -----------------------------------

     The Company defines fair value as the quoted market prices for those instruments that are actively traded in financial markets. In cases where quoted market prices are not available, fair values are estimated using present value or other valuation techniques. The fair value estimates are made at a specific point in time, based on available market information and judgments about the financial instrument, including estimates of the timing and amount of expected future cash flows and the credit standing of counterparties. Such estimates do not reflect any premium or discount that could result from offering for sale at one time the Company's entire holdings of a particular financial instrument, nor do they consider the tax impact of the realization of unrealized gains or losses. In many cases, the fair value estimates cannot be substantiated by comparison to independent markets, nor can the disclosed value be realized in immediate settlement of the instrument.

     Certain financial instruments are excluded, particularly insurance liabilities other than financial guarantees and investment contracts. Fair market value of off-balance-sheet financial instruments of the Insurance Group was not material at December 31, 1999 and 1998.

     Fair values for mortgage loans on real estate are estimated by discounting future contractual cash flows using interest rates at which loans with similar characteristics and credit quality would be made. Fair values for foreclosed mortgage loans and problem mortgage loans are limited to the estimated fair value of the underlying collateral if lower.

     Fair values of policy loans are estimated by discounting the face value of the loans from the time of the next interest rate review to the present, at a rate equal to the excess of the current estimated market rates over the current interest rate charged on the loan.

     The estimated fair values for the Company's association plan contracts, supplementary contracts not involving life contingencies ("SCNILC") and annuities certain, which are included in policyholders' account balances, and guaranteed interest contracts are estimated using projected cash flows discounted at rates reflecting expected current offering rates.

     The estimated fair values for variable deferred annuities and single premium deferred annuities ("SPDA"), which are included in policyholders' account balances, are estimated by discounting the account value back from the time of the next crediting rate review to the present, at a rate equal to the excess of current estimated market rates offered on new policies over the current crediting rates.

     Fair values for long-term debt are determined using published market values, where available, or contractual cash flows discounted at market interest rates. The estimated fair values for non-recourse mortgage debt are determined by discounting contractual cash flows at a rate which takes into account the level of current market interest rates and collateral risk. The estimated fair values for recourse mortgage debt are determined by discounting contractual cash flows at a rate based upon current interest rates of other companies with credit ratings similar to the Company. The Company's carrying value of short-term borrowings approximates their estimated fair value.

     The following table discloses carrying value and estimated fair value for financial instruments not otherwise disclosed in Notes 3, 7 and 8:

                                                                        DECEMBER 31,
                                             --------------------------------------------------------------------
                                                           1999                               1998
                                             ---------------------------------  ---------------------------------
                                                CARRYING         ESTIMATED         Carrying         Estimated
                                                 VALUE          FAIR VALUE          Value           Fair Value
                                             ---------------  ----------------  ---------------   ---------------
                                                                        (IN MILLIONS)
     Consolidated Financial Instruments:
     -----------------------------------
     Mortgage loans on real estate..........  $    3,270.0     $     3,239.3     $     2,809.9     $    2,961.8
     Other limited partnership interests....         647.9             647.9             562.6            562.6
     Policy loans...........................       2,257.3           2,359.5           2,086.7          2,370.7
     Policyholders' account balances -
       investment contracts.................      12,740.4          12,800.5          12,892.0         13,396.0
     Long-term debt.........................         850.9             834.9           1,002.4          1,025.2

     Closed Block Financial Instruments:
     -----------------------------------
     Mortgage loans on real estate..........  $    1,704.2     $     1,650.3     $     1,633.4     $    1,703.5
     Other equity investments...............          36.3              36.3              56.4             56.4
     Policy loans...........................       1,593.9           1,712.0           1,641.2          1,929.7
     SCNILC liability.......................          22.8              22.5              25.0             25.0

     Discontinued Operations Financial
     ---------------------------------
     Instruments:
     ------------
     Mortgage loans on real estate..........  $      454.6     $       467.0     $       553.9     $      599.9
     Fixed maturities.......................          85.5              85.5              24.9             24.9
     Other equity investments...............          55.8              55.8             115.1            115.1
     Guaranteed interest contracts..........          33.2              27.5              37.0             34.0
     Long-term debt.........................         101.9             101.9             147.1            139.8

14)  COMMITMENTS AND CONTINGENT LIABILITIES

     The Company has provided, from time to time, certain guarantees or commitments to affiliates, investors and others. These arrangements include commitments by the Company, under certain conditions: to make capital contributions of up to $59.4 million to affiliated real estate joint ventures; and to provide equity financing to certain limited partnerships of $373.8 million at December 31, 1999, under existing loan or loan commitment agreements.

     Equitable Life is the obligor under certain structured settlement agreements which it had entered into with unaffiliated insurance companies and beneficiaries. To satisfy its obligations under these agreements, Equitable Life owns single premium annuities issued by previously wholly owned life insurance subsidiaries. Equitable Life has directed payment under these annuities to be made directly to the beneficiaries under the structured settlement agreements. A contingent liability exists with respect to these agreements should the previously wholly owned subsidiaries be unable to meet their obligations. Management believes the satisfaction of those obligations by Equitable Life is remote.

     The Insurance Group had $24.9 million of letters of credit outstanding at December 31, 1999.

15)  LITIGATION

     The Company
     -----------

     Life Insurance and Annuity Sales Cases

     A number of lawsuits are pending as individual claims and purported class actions against Equitable Life, its subsidiary insurance company and a former insurance subsidiary. These actions involve, among other things, sales of life and annuity products for varying periods from 1980 to the present, and allege, among other things, sales practice misrepresentation primarily involving: the number of premium payments required; the propriety of a product as an investment vehicle; the propriety of a product as a replacement of an existing policy; and failure to disclose a product as life insurance. Some actions are in state courts and others are in U.S. District Courts in different jurisdictions, and are in varying stages of discovery and motions for class certification.

     In general, the plaintiffs request an unspecified amount of damages, punitive damages, enjoinment from the described practices, prohibition against cancellation of policies for non-payment of premium or other remedies, as well as attorneys' fees and expenses. Similar actions have been filed against other life and health insurers and have resulted in the award of substantial judgments, including material amounts of punitive damages, or in substantial settlements. Although the outcome of litigation cannot be predicted with certainty, particularly in the early stages of an action, the Company's management believes that the ultimate resolution of these cases should not have a material adverse effect on the financial position of the Company. The Company's management cannot make an estimate of loss, if any, or predict whether or not any such litigation will have a material adverse effect on the Company's results of operations in any particular period.

     Discrimination Case

     Equitable Life is a defendant in an action, certified as a class action in September 1997, in the United States District Court for the Northern District of Alabama, Southern Division, involving alleged discrimination on the basis of race against African-American applicants and potential applicants in hiring individuals as sales agents. Plaintiffs seek a declaratory judgment and affirmative and negative injunctive relief, including the payment of back-pay, pension and other compensation. Although the outcome of litigation cannot be predicted with certainty, the Company's management believes that the ultimate resolution of this matter should not have a material adverse effect on the financial position of the Company. The Company's management cannot make an estimate of loss, if any, or predict whether or not such matter will have a material adverse effect on the Company's results of operations in any particular period.

     Agent Health Benefits Case

     Equitable Life is a defendant in an action, certified as a class action in March 1999, in the United States District Court for the Northern District of California, alleging, among other things, that Equitable Life violated ERISA by eliminating certain alternatives pursuant to which agents of Equitable Life could qualify for health care coverage. The class consists of "[a]ll current, former and retired Equitable agents, who while associated with Equitable satisfied [certain alternatives] to qualify for health coverage or contributions thereto under applicable plans." Plaintiffs allege various causes of action under ERISA, including claims for enforcement of alleged promises contained in plan documents and for enforcement of agent bulletins, breach of unilateral contract, breach of fiduciary duty and promissory estoppel. The parties are currently engaged in discovery. Although the outcome of any litigation cannot be predicted with certainty, the Company's management believes that the ultimate resolution of this matter should not have a material adverse effect on the financial position of the Company. The Company's management cannot make an estimate of loss, if any, or predict whether or not such matter will have a material adverse effect on the Company's results of operations in any particular period.

     Prime Property Fund Case

     In January 2000, the California Supreme Court denied the Company's petition for review of an October 1999 decision by the California Superior Court of Appeal. Such decision reversed the dismissal by the Supreme Court of Orange County, California of an action which was commenced in 1995 by a real estate developer in connection with a limited partnership formed in 1991 with the Company on behalf of Prime Property Fund ("PPF"). The Company serves as investment manager for PPF, an open-end, commingled real estate separate account of the Company for pension clients. Plaintiff alleges breach of fiduciary duty and other claims principally in connection with PPF's 1995 purchase and subsequent foreclosure of the loan which financed the partnership's property. Plaintiff seeks compensatory and punitive damages. The case has been remanded to the Superior Court for further proceedings. Although the outcome of litigation cannot be predicted with certainty, the Company's management believes that the ultimate resolution of this matter should not have a material adverse effect on the financial position of the Company. The Company's management cannot make an estimate of loss, if any, or predict whether or not this matter will have a material adverse effect on the Company's results of operations in any particular period.


     Alliance Capital
     ----------------

     In July 1995, a class action complaint was filed against Alliance North American Government Income Trust, Inc. (the "Fund"), Alliance Holding and certain other defendants affiliated with Alliance, including the Holding Company, alleging violations of Federal securities laws, fraud and breach of fiduciary duty in connection with the Fund's investments in Mexican and Argentine securities. The original complaint was dismissed in 1996; on appeal, the dismissal was affirmed. In October 1996, plaintiffs filed a motion for leave to file an amended complaint, alleging the Fund failed to hedge against currency risk despite representations that it would do so, the Fund did not properly disclose that it planned to invest in mortgage-backed derivative securities and two Fund advertisements misrepresented the risks of investing in the Fund. In October 1998, the U.S. Court of Appeals for the Second Circuit issued an order granting plaintiffs' motion to file an amended complaint alleging that the Fund misrepresented its ability to hedge against currency risk and denying plaintiffs' motion to file an amended complaint containing the other allegations. In December 1999, the United States District Court for the Southern District of New York granted the defendants' motion for summary judgment on all claims against all defendants. Later in December 1999, the plaintiffs filed motions for reconsideration of the Court's ruling. These motions are currently pending with the Court.

     In connection with the Reorganization; Alliance assumed any liabilities which Alliance Holding may have with respect to this action. Alliance and Alliance Holding believe that the allegations in the amended complaint are without merit and intend to vigorously defend against these claims. While the ultimate outcome of this matter cannot be determined at this time, management of Alliance Holding and Alliance do not expect that it will have a material adverse effect on Alliance Holding's or Alliance's results of operations or financial condition.

     DLJSC
     -----

     Donaldson, Lufkin & Jenrette Securities Corporation ("DLJSC") is a defendant along with certain other parties in a class action complaint involving the underwriting of units, consisting of notes and warrants to purchase common shares, of Rickel Home Centers, Inc. ("Rickel"), which filed a voluntary petition for reorganization pursuant to Chapter 11 of the Bankruptcy Code. The complaint seeks unspecified compensatory and punitive damages from DLJSC, as an underwriter and as an owner of 7.3% of the common stock, for alleged violation of Federal securities laws and common law fraud for alleged misstatements and omissions contained in the prospectus and registration statement used in the offering of the units. In April 1999, the complaint against DLJSC and the other defendants was dismissed. The plaintiffs have appealed. DLJSC intends to defend itself vigorously against all the allegations contained in the complaint.

     DLJSC is a defendant in a purported class action filed in a Texas State Court on behalf of the holders of $550 million principal amount of subordinated redeemable discount debentures of National Gypsum Corporation ("NGC"). The debentures were canceled in connection with a Chapter 11 plan of reorganization for NGC consummated in July 1993. The litigation seeks compensatory and punitive damages for DLJSC's activities as financial advisor to NGC in the course of NGC's Chapter 11 proceedings. In March 1999, the Court granted motions for summary judgment filed by DLJSC and the other defendants. The plaintiffs have appealed. DLJSC intends to defend itself vigorously against all the allegations contained in the complaint.

     In November 1998, three purported class actions were filed in the U.S. District Court for the Southern District of New York against more than 25 underwriters of initial public offering securities, including DLJSC. The complaints allege that defendants conspired to fix the "fee" paid for underwriting initial public offering securities by setting the underwriters' discount or "spread" at 7%, in violation of the Federal antitrust laws. The complaints seek treble damages in an unspecified amount and injunctive relief as well as attorneys' fees and costs. In March 1999, the plaintiffs filed a consolidated amended complaint. A motion by all defendants to dismiss the complaints on several grounds is pending. Separately, the U.S. Department of Justice has issued a Civil Investigative Demand to several investment banking firms, including DLJSC, seeking documents and information relating to "alleged" price-fixing with respect to underwriting spreads in initial public offerings. The Justice Department has not made any charges against DLJSC or the other investment banking firms. DLJSC is cooperating with the Justice Department in providing the requested information and believes that no violation of law by DLJSC has occurred.

     Although there can be no assurance, DLJ's management does not believe that the ultimate resolution of the litigations described above to which DLJSC is a party will have a material adverse effect on DLJ's consolidated financial condition. Based upon the information currently available to it, DLJ's management cannot predict whether or not such litigations will have a material adverse effect on DLJ's results of operations in any particular period.

     Other Matters

     In addition to the matters described above, the Holding Company and its subsidiaries are involved in various legal actions and proceedings in connection with their businesses. Some of the actions and proceedings have been brought on behalf of various alleged classes of claimants and certain of these claimants seek damages of unspecified amounts. While the ultimate outcome of such matters cannot be predicted with certainty, in the opinion of management no such matter is likely to have a material adverse effect on the Company's consolidated financial position or results of operations.

16)  LEASES

     The Company has entered into operating leases for office space and certain other assets, principally information technology equipment and office furniture and equipment. Future minimum payments under noncancelable leases for 2000 and the four successive years are $111.2 million, $93.3 million, $78.3 million, $71.9 million, $66.5 million and $523.7 million thereafter. Minimum future sublease rental income on these noncancelable leases for 2000 and the four successive years is $5.2 million, $4.1 million, $2.8 million, $2.8 million, $2.8 million and $23.8 million thereafter.

     At December 31, 1999, the minimum future rental income on noncancelable operating leases for wholly owned investments in real estate for 2000 and the four successive years is $120.7 million, $113.5 million, $96.0 million, $79.7 million, $74.1 million and $354.6 million thereafter.

17)  OTHER OPERATING COSTS AND EXPENSES

     Other operating costs and expenses consisted of the following:

                                                               1999               1998                1997
                                                          -------------       ------------       ------------
                                                                              (IN MILLIONS)

     Compensation costs.................................  $     1,010.6       $      772.0       $      721.5
     Commissions........................................          549.5              478.1              409.6
     Short-term debt interest expense...................           16.7               26.1               31.7
     Long-term debt interest expense....................           76.3               84.6              121.2
     Amortization of policy acquisition costs...........          314.5              292.7              287.3
     Capitalization of policy acquisition costs.........         (709.9)            (609.1)            (508.0)
     Writedown of policy acquisition costs..............          131.7                -                  -
     Rent expense, net of sublease income...............          113.9              100.0              101.8
     Cursitor intangible assets writedown...............            -                  -                120.9
     Other..............................................        1,294.0            1,056.8              917.9
                                                          -------------       ------------       ------------
     Total..............................................  $     2,797.3       $    2,201.2       $    2,203.9
                                                         =================   ================   =================

     During 1997, the Company restructured certain operations in connection with cost reduction programs and recorded a pre-tax provision of $42.4 million. The amount paid during 1999 associated with cost reduction programs totaled $15.6 million. At December 31, 1999, the remaining liabilities associated with cost reduction programs was $8.8 million. The 1997 cost reduction program included costs related to employee termination and exit costs.

18)  INSURANCE GROUP STATUTORY FINANCIAL INFORMATION

     Equitable Life is restricted as to the amounts it may pay as shareholder dividends. Under the New York Insurance Law, the Superintendent has broad discretion to determine whether the financial condition of a stock life insurance company would support the payment of dividends to its shareholders. For 1999, 1998 and 1997, statutory net income (loss) totaled $547.0 million, $384.4 million and ($351.7) million, respectively. Statutory surplus, capital stock and Asset Valuation Reserve ("AVR") totaled $5,570.6 million and $4,728.0 million at December 31, 1999 and 1998, respectively. In September 1999, $150.0 million in dividends were paid to the Holding Company by Equitable Life, the first such payment since Equitable Life's demutualization in 1992.

     At December 31, 1999, the Insurance Group, in accordance with various government and state regulations, had $26.8 million of securities deposited with such government or state agencies.

     The differences between statutory surplus and capital stock determined in accordance with Statutory Accounting Principles ("SAP") and total shareholder's equity under GAAP are primarily: (a) the inclusion in SAP of an AVR intended to stabilize surplus from fluctuations in the value of the investment portfolio; (b) future policy benefits and policyholders' account balances under SAP differ from GAAP due to differences between actuarial assumptions and reserving methodologies; (c) certain policy acquisition costs are expensed under SAP but deferred under GAAP and amortized over future periods to achieve a matching of revenues and expenses; (d) external and certain internal costs incurred to obtain or develop internal use computer software during the application development stage is capitalized under GAAP but expensed under SAP; (e) Federal income taxes are generally accrued under SAP based upon revenues and expenses in the Federal income tax return while under GAAP deferred taxes provide for timing differences between recognition of revenues and expenses for financial reporting and income tax purposes; (f) the valuation of assets under SAP and GAAP differ due to different investment valuation and depreciation methodologies, as well as the deferral of interest-related realized capital gains and losses on fixed income investments; and (g) differences in the accrual methodologies for post-employment and retirement benefit plans.

19)  BUSINESS SEGMENT INFORMATION

     The Company's operations consist of Insurance and Investment Services. The Company's management evaluates the performance of each of these segments independently and allocates resources based on current and future requirements of each segment. Management evaluates the performance of each segment based upon operating results adjusted to exclude the effect of unusual or non-recurring events and transactions and certain revenue and expense categories not related to the base operations of the particular business net of minority interest. Information for all periods is presented on a comparable basis.

     Intersegment investment advisory and other fees of approximately $75.6 million, $61.8 million and $84.1 million for 1999, 1998 and 1997, respectively, are included in total revenues of the Investment Services segment. These fees, excluding amounts related to discontinued operations of $.5 million, $.5 million and $4.2 million for 1999, 1998 and 1997, respectively, are eliminated in consolidation.

     The following tables reconcile each segment's revenues and operating earnings to total revenues and earnings from continuing operations before Federal income taxes and cumulative effect of accounting change as reported on the consolidated statements of earnings and the segments' assets to total assets on the consolidated balance sheets, respectively.

                                                               INVESTMENT
                                             INSURANCE          SERVICES         ELIMINATION           TOTAL
                                            -------------     ------------       ------------      ------------
                                                                       (IN MILLIONS)
     1999
     ----
     Segment revenues.....................  $     4,283.0     $    2,052.7       $      (23.8)     $    6,311.9
     Investment (losses) gains............         (199.4)           111.5                -               (87.9)
                                            -------------     ------------       ------------      ------------
     Total Revenues.......................  $     4,083.6     $    2,164.2       $      (23.8)     $    6,224.0
                                            =============     ============       ============      ============

     Pre-tax operating earnings...........  $       895.7     $      427.0       $        -        $    1,322.7
     Investment (losses) gains , net of
       DAC and other charges..............         (208.4)           110.5                -               (97.9)
     Non-recurring DAC adjustments........         (131.7)             -                  -              (131.7)
     Pre-tax minority interest............            -              216.8                -               216.8
                                            -------------     ------------       ------------      ------------
     Earnings from Continuing
       Operations.........................  $       555.6     $      754.3       $        -        $    1,309.9
                                            =============     ============       ============      ============

     Total Assets.........................  $    86,842.7     $   12,961.7       $       (8.9)     $   99,795.5
                                            =============     ============       ============      ============


     1998
     ----
     Segment revenues.....................  $     4,029.8     $    1,438.4       $       (5.7)     $    5,462.5
     Investment gains.....................           64.8             35.4                -               100.2
                                            -------------     ------------       ------------      ------------
     Total Revenues.......................  $     4,094.6     $    1,473.8       $       (5.7)     $    5,562.7
                                            =============     ============       ============      ============

     Pre-tax operating earnings...........  $       688.6     $      284.3       $        -        $      972.9
     Investment gains, net of
       DAC and other charges..............           41.7             27.7                -                69.4
     Pre-tax minority interest............            -              141.5                -               141.5
                                            -------------     ------------       ------------      ------------
     Earnings from Continuing
       Operations.........................          730.3            453.5                -             1,183.8
                                            =============     ============       ============      ============

     Total Assets.........................  $    75,626.0     $   12,379.2       $      (64.4)     $   87,940.8
                                            =============     ============       ============      ============

                                                                   INVESTMENT
                                                INSURANCE           SERVICES        ELIMINATION           TOTAL
                                               -------------     ------------       ------------      ------------

        1997
        ----
        Segment revenues.....................  $     3,990.8     $    1,200.0       $       (7.7)     $    5,183.1
        Investment (losses) gains............         (318.8)           255.1                -               (63.7)
                                               -------------     ------------       ------------      ------------
        Total Revenues.......................  $     3,672.0     $    1,455.1       $       (7.7)     $    5,119.4
                                               =============     ============       ============      ============

        Pre-tax operating earnings...........  $       507.0     $      258.3       $        -        $      765.3
        Investment (losses) gains, net of
          DAC and other charges..............         (292.5)           252.7                -               (39.8)
        Non-recurring costs and expenses.....          (41.7)          (121.6)               -              (163.3)
        Pre-tax minority interest............            -              108.5                -               108.5
                                               -------------     ------------       ------------      ------------
        Earnings from Continuing
          Operations.........................  $       172.8     $      497.9       $        -        $      670.7
                                               =============     ============       ============      ============

        Total Assets.........................  $    67,762.4     $   13,691.4       $      (96.1)     $   81,357.7
                                               =============     ============       ============      ============


20)  QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)

     The quarterly results of operations for 1999 and 1998 are summarized below:

                                                                 THREE MONTHS ENDED
                                     ------------------------------------------------------------------------
                                        MARCH 31           JUNE 30          SEPTEMBER 30         DECEMBER 31
                                     -------------      -------------       ------------         ------------
                                                                    (IN MILLIONS)
     1999
     ----
     Total Revenues................  $     1,484.3      $     1,620.3       $    1,512.1         $    1,607.3
                                     =============      =============       ============         ============

     Earnings from Continuing
       Operations..................  $       187.3      $       222.6       $      186.5         $      182.1
                                     =============      =============       ============         ============

     Net Earnings..................  $       182.0      $       221.3       $      183.1         $      220.2
                                     =============      =============       ============         ============

     1998
     ----
     Total Revenues................  $     1,470.2      $     1,422.9       $    1,297.6         $    1,372.0
                                     =============      =============       ============         ============

     Earnings from Continuing
       Operations..................  $       212.8      $       197.0       $      136.8         $      158.9
                                     =============      =============       ============         ============

     Net Earnings..................  $       213.3      $       198.3       $      137.5         $      159.1
                                     =============      =============       ============         ============

21)  INVESTMENT IN DLJ

     At December 31, 1999, the Company's ownership of DLJ interest was approximately 31.71%. The Company's ownership interest in DLJ will continue to be reduced upon the exercise of options granted to certain DLJ employees and the vesting of forfeitable restricted stock units acquired by DLJ employees. DLJ restricted stock units represent forfeitable rights to receive approximately 5.2 million shares of DLJ common stock through February 2000.

     The results of operations of DLJ are accounted for on the equity basis and are included in commissions, fees and other income in the consolidated statements of earnings. The Company's carrying value of DLJ is included in investment in and loans to affiliates in the consolidated balance sheets.

     Summarized balance sheets information for DLJ, reconciled to the Company's carrying value of DLJ, are as follows:

                                                                                        DECEMBER 31,
                                                                              -------------------------------
                                                                                  1999                1998
                                                                              ------------       ------------
                                                                                        (IN MILLIONS)
     Assets:
     Trading account securities, at market value............................  $   27,982.4       $   13,195.1
     Securities purchased under resale agreements...........................      29,538.1           20,063.3
     Broker-dealer related receivables......................................      44,998.1           34,264.5
     Other assets...........................................................       6,493.5            4,759.3
                                                                              ------------       ------------
     Total Assets...........................................................  $  109,012.1       $   72,282.2
                                                                              ============       ============

     Liabilities:
     Securities sold under repurchase agreements............................  $   56,474.4       $   35,775.6
     Broker-dealer related payables.........................................      37,207.4           26,161.5
     Short-term and long-term debt..........................................       6,518.6            3,997.6
     Other liabilities......................................................       4,704.5            3,219.8
                                                                              ------------       ------------
     Total liabilities......................................................     104,904.9           69,154.5
     DLJ's company-obligated mandatorily redeemed preferred
       securities of subsidiary trust holding solely debentures of DLJ......         200.0              200.0
     Total shareholders' equity.............................................       3,907.2            2,927.7
                                                                              ------------       ------------
     Total Liabilities, Cumulative Exchangeable Preferred Stock and
       Shareholders' Equity.................................................  $  109,012.1       $   72,282.2
                                                                              ============       ============

     DLJ's equity as reported...............................................  $    3,907.2       $    2,927.7
     Unamortized cost in excess of net assets acquired in 1985
       and other adjustments................................................          22.9               23.7
     The Holding Company's equity ownership in DLJ..........................      (1,341.4)          (1,002.4)
     Minority interest in DLJ...............................................      (1,479.3)          (1,118.2)
                                                                              ------------       ------------
     The Company's Carrying Value of DLJ....................................  $    1,109.4       $      830.8
                                                                              ============       ============

     Summarized statements of earnings information for DLJ reconciled to the Company's equity in earnings of DLJ is as follows:

                                                                1999               1998               1997
                                                            ------------       ------------      -------------
                                                                               (IN MILLIONS)

     Commission, fees and other income..................... $    4,145.1       $    3,150.5      $     2,430.7
     Net investment income.................................      2,175.3            2,189.1            1,652.1
     Principal Transactions, net...........................        825.9               67.4              557.7
                                                            ------------       ------------      -------------
     Total revenues........................................      7,146.3            5,407.0            4,640.5
     Total expenses including income taxes.................      6,545.6            5,036.2            4,232.2
                                                            ------------       ------------      -------------
     Net earnings..........................................        600.7              370.8              408.3
     Dividends on preferred stock..........................         21.2               21.3               12.2
                                                            ------------       ------------      -------------
     Earnings Applicable to Common Shares.................. $      579.5       $      349.5      $       396.1
                                                            ============       ============      =============

     DLJ's earnings applicable to common shares as
       reported............................................ $      579.5       $      349.5      $       396.1
     Amortization of cost in excess of net assets
       acquired in 1985....................................          (.9)               (.8)              (1.3)
     The Holding Company's equity in DLJ's earnings........       (222.7)            (136.8)            (156.8)
     Minority interest in DLJ..............................       (172.9)             (99.5)            (109.1)
                                                            ------------       ------------      -------------
     The Company's Equity in DLJ's Earnings................ $      183.0       $      112.4      $       128.9
                                                            ============       ============      =============

22)  ACCOUNTING FOR STOCK-BASED COMPENSATION

     The Holding Company sponsors a stock incentive plan for employees of Equitable Life. DLJ and Alliance each sponsor their own stock option plans for certain employees. The Company has elected to continue to account for stock-based compensation using the intrinsic value method prescribed in APB No. 25. Had compensation expense for the Holding Company, DLJ and Alliance Stock Option Incentive Plan options been determined based on SFAS No. 123's fair value based method, the Company's pro forma net earnings for 1999, 1998 and 1997 would have been $757.1 million, $678.4 million and $426.3 million, respectively.

     The fair values of options granted after December 31, 1994, used as a basis for the pro forma disclosures above, were estimated as of the grant dates using the Black-Scholes option pricing model. The option pricing assumptions for 1999, 1998 and 1997 follow:

                                 HOLDING COMPANY                      DLJ                            ALLIANCE
                          ------------------------------ ------------------------------- ----------------------------------
                            1999      1998       1997      1999       1998      1997       1999       1998         1997
                          --------- ---------- --------- ---------- --------- ---------- --------- ------------ -----------
     Dividend yield......  0.31%      0.32%     0.48%      0.56%      0.69%     0.86%     8.70%       6.50%       8.00%

     Expected volatility.   28%        28%       20%        36%        40%       33%       29%         29%         26%

     Risk-free interest
       rate..............  5.46%      5.48%     5.99%      5.06%      5.53%     5.96%     5.70%       4.40%       5.70%

     Expected life
       in years..........    5          5         5          5          5         5         7          7.2         7.2

     Weighted average
       fair value per
       option at
       grant-date........  $10.78    $11.32     $6.13     $17.19     $16.27    $10.81     $3.88       $3.86       $2.18

     A summary of the Holding Company, DLJ and Alliance's option plans follows:

                                     HOLDING COMPANY                     DLJ                         ALLIANCE
                               ----------------------------- ----------------------------- -----------------------------
                                                 Weighted                      Weighted                     Weighted
                                                 Average                       Average                       Average
                                                 Exercise                      Exercise                     Exercise
                                                 Price of                      Price of                     Price of
                                   Shares        Options         Shares        Options         Units         Options
                               (In Millions)   Outstanding   (In Millions)   Outstanding   (In Millions)   Outstanding
                               --------------- ------------- --------------- ------------- -----------------------------
     Balance as of
       January 1, 1997........      13.4           $10.40         22.2         $14.03           10.0          $ 9.54
       Granted................       6.4           $20.93          6.4         $30.54            2.2          $18.28
       Exercised..............      (3.2)          $10.13          (.2)        $16.01           (1.2)         $ 8.06
       Forfeited..............       (.8)          $11.72          (.2)        $13.79            (.4)         $10.64
                               ---------------               -------------                 ---------------

     Balance as of
       December 31, 1997......      15.8           $14.53         28.2         $17.78           10.6          $11.41
       Granted................       8.6           $33.13          1.5         $38.59            2.8          $26.28
       Exercised..............      (2.2)          $10.59         (1.4)        $14.91            (.9)         $ 8.91
       Forfeited..............       (.8)          $23.51          (.1)        $17.31            (.2)         $13.14
                               ---------------               -------------                 ---------------

     Balance as of
       December 31, 1998......      21.4           $22.00         28.2         $19.04           12.3          $14.92
       Granted................       4.3           $31.70          4.8         $45.23            2.0          $30.18
       Exercised..............      (2.4)          $13.26         (2.2)        $34.61           (1.5)         $ 9.51
       Forfeited..............       (.6)          $24.29          (.1)        $15.85            (.3)         $17.79
                               ---------------               -------------                 ---------------

     Balance as of
       December 31, 1999......      22.7           $24.60         30.7         $23.30           12.5          $17.95
                               ===============               =============                 ===============

     Information about options outstanding and exercisable at December 31, 1999 follows:

                                    Options Outstanding                            Options Exercisable
                     ---------------------------------------------------   -------------------------------------
                            Weighted
                                            Average         Weighted                               Weighted
      Range of             Number          Remaining        Average             Number              Average
      Exercise          Outstanding       Contractual       Exercise          Exercisable          Exercise
       Prices          (In Millions)     Life (Years)        Price           (In Millions)           Price
-------------------- ------------------ ---------------- ---------------   ------------------   ----------------

       Holding
       Company
--------------------
$ 9.06   -$13.88             5.6               4.2            $10.50             10.9                $18.98
$14.25   -$22.63             5.2               7.7            $20.95              -                    -
$25.32   -$34.59             8.2               8.7            $29.08              -                    -
$40.97   -$41.28             3.7               8.6            $41.28              -                    -
                      -----------------                                    ------------------
$ 9.06   -$41.28            22.7               7.3            $24.60             10.9                $18.98
                      ================= ================ ===============   ==================   ================

         DLJ
--------------------
$13.50    -$25.99           20.2               8.4            $14.61             20.6                $16.62
$26.00    -$38.99            4.9               7.8            $33.99              -                    -
$39.00    -$52.875           4.8               9.0            $43.28              -                    -
$53.00    -$76.875            .8               9.7            $57.09              -                    -
                      -----------------                                    ------------------
$13.50    -$76.875          30.7               8.4            $23.30             20.6                $16.62
                      ================= ================ ===============   ==================   ================

      Alliance
--------------------
$ 3.66    -$ 9.81            2.6               3.8            $ 8.31              2.2                $ 8.12
$ 9.88    -$12.56            3.3               5.6            $11.16              2.6                $10.92
$13.75    -$18.47            1.8               7.9            $18.34               .7                $18.34
$18.78    -$26.31            2.8               8.9            $26.16               .6                $26.06
$27.31    -$30.94            2.0               9.9            $30.24              -                    -
                      -----------------                                    ------------------
$ 3.66    -$30.94           12.5               7.0            $17.95              6.1                $12.12
                      ================= ================ ===============   ==================   ================


                                     PART C

                                OTHER INFORMATION
                                -----------------

Item 24. Financial Statements and Exhibits

         (a) Financial Statements included in Part B.

         1.  Separate Account No. 301:




             - Statements of Assets and Liabilities for the Year Ended
               December 31, 1999;
             - Statements of Operations for the Year Ended December 31, 1999
             - Statements of Changes in Net Assets for the Years Ended
               December 31, 1999 and 1998
             - Notes to Financial Statements
             - Report of Independent Accountants - PricewaterhouseCoopers LLP



         2.  The Equitable Life Assurance Society of the United States:


             - Report of Independent Accountants - PricewaterhouseCoopers LLP



             - Consolidated Balance Sheets as of December 31, 1999 and 1998
             - Consolidated Statements of Earnings for Years Ended December 31,
               1999, 1998 and 1997
             - Consolidated Statements of Equity for Years Ended December 31,
               1999, 1998 and 1997
             - Consolidated Statements of Cash Flows for Years Ended December
               31, 1999, 1998 and 1997




             - Notes to Consolidated Financial Statements

         (b) Exhibits.

             The following exhibits are filed herewith:


             1. (a) Resolutions of the Board of Directors of The Equitable Life
                    Assurance Society of the United States ("Equitable") authorizing the establishment of the Registrant, previously filed with this Registration Statement No. 2-74667 on September 19, 1986, refiled electronically on August 3, 1998.

                (b) Resolutions of the Board of Directors of Equitable dated
                    July 17, 1986 authorizing the reorganization of Separate Account Nos. 301, 302, 303 and 304 into one continuing separate account, previously filed with this Registration Statement, File No. 2-74667, on April 21, 1998.


             2. Not applicable.


             3. (a) Form of Sales Agreement, previously filed with this
                    Registration Statement No. 2-74667 on September 19, 1986, refiled electronically on August 3, 1998.

                (b) Sales Agreement among Equitable, Separate Account No. 301 and Equitable Variable Life Insurance Company, as principal underwriter for The Hudson River Trust, previously filed with this Registration Statement No. 2-74667 on April 29, 1993, refiled electronically on August 3, 1998.

                (c) Distribution and Servicing Agreement among Equico
                    Securities, Inc., (now AXA Advisors, LLC) Equitable and Equitable Variable dated as of May 1, 1994, previously filed with this Registration Statement No. 2-74667 on April 4, 1995.

                (d) Participation Agreement among EQ Advisors Trust, The
                    Equitable Life Assurance Society of the United States, Equitable Distributors, Inc. and EQ Financial Consultants, Inc. (now AXA Advisors, LLC) dated as of the 14th day of April 1997, incorporated by reference to the Registration Statement of EQ Advisors Trust (File No. 333-17217) on Form N-1A, filed August 28, 1997.

                (e) Sales Agreement among Equico, (now AXA Advisors, LLC)
                    Equitable and Equitable's Separate Account A, Separate Account No. 301 and Separate Account No. 51 dated as of January 1, 1994, previously filed with this Registration Statement No. 2-74667 on April 4, 1995.


             4. (a) (1) Form of group variable annuity contract, as amended
                        (TSA), previously filed with this Registration Statement No. 2-74667 on April 24, 1987, refiled electronically on August 3, 1998.

                    (2) Rider No. PF 94,177 to group variable annuity contract, as amended (TSA), previously filed with this Registration Statement No. 2-74667 on April 15, 1988, refiled electronically on August 3, 1998.

                (b) (1) Form of group variable annuity certificate, as amended
                        (TSA), previously filed with this Registration Statement No. 2-74667 on April 24, 1987, refiled electronically on August 3, 1998.

                    (2) Rider No. PF 94,178 to group variable annuity
                        certificate, as amended (TSA), previously filed with this Registration Statement No. 2-74667 on April 15, 1988, refiled electronically on August 3, 1998.

                (c) (1) Rider No. PF 94,189 to group variable annuity contract, as amended (TSA), previously filed with this Registration Statement No. 2-74667 on April 17, 1990, refiled electronically on August 3, 1998.

                    (2) Rider No. PF 94,188 to group variable annuity
                        certificate, as amended (TSA), previously filed with this Registration Statement. No. 2-74667 on April 17, 1990, refiled electronically on August 3, 1998.

                (d) (1) Form of group variable annuity contract, as amended
                        (IRA), previously filed with this Registration Statement No. 2-74667 on April 24, 1987, refiled electronically on August 3, 1998.

                    (2) Rider No. PF 96,000 to group variable annuity contract, as amended (IRA), previously filed with this Registration Statement No. 2-74667 on April 15, 1988, refiled electronically on August 3, 1998.

                    (3) Rider No. PF 10,000 to group variable annuity contract, as amended (IRA), previously filed with this Registration Statement No. 2-74667 on December 14, 1993, refiled electronically on August 3, 1998.

                (e) (1) Form of group variable annuity certificate, as amended
                        (IRA), previously filed with this Registration Statement No. 2-74667 on April 24, 1987, refiled electronically on August 3, 1998.

                    (2) Rider No. PF 96,100 to group variable annuity
                        certificate, as amended (IRA), previously filed with this Registration Statement No. 2-74667 on April 15, 1988, refiled electronically on August 3, 1998.

                    (3) Rider No. PF 10,001 to group variable annuity
                        certificate, as amended (IRA), previously filed with this Registration Statement No. 2-74667 on December 14, 1993, refiled electronically on August 3, 1998.

                (f) Plan of Operations, as amended, previously filed with this
                    Registration Statement No. 2-74667 on April 24, 1987, refiled electronically on August 3, 1998.

             5. (a) Form of application for group variable annuity contract, as amended (TSA), previously filed with this Registration Statement No. 2-74667 on April 15, 1988, refiled electronically on August 3, 1998.

                (b) Form of participant enrollment for group variable annuity contract, as amended (IRA), previously filed with this Registration Statement No. 2-74667 on April 15, 1988, refiled electronically on August 3, 1998.

             6. (a) Copy of the Restated Charter of The Equitable Life
                    Assurance Society of the United States, as amended January 1, 1997, previously filed with this Registration Statement No. 2-74667 on April 24, 1997.

                (b) By-Laws of The Equitable Life Assurance Society of the
                    United States, as amended November 21, 1996, previously filed with this Registration Statement No. 2-74667 on April 29, 1997.

             7. Not applicable.


             8. (a) Agreement, dated as of March 15, 1985, between Integrity
                    Life Insurance Company ("Integrity") and Equitable for cooperative and joint use of personnel, property and services, previously filed with this Registration Statement No. 2-74667 on September 19, 1986, refiled electronically on August 3, 1998.

                (b) Administration and Servicing Agreement, dated as of May 1,
                    1987, by and between Equitable and Integrity, previously filed with this Registration Statement No. 2-74667 on May 4, 1987, refiled electronically on August 3, 1998.

                (c) Amendment, dated September 30, 1988, to Administration and
                    Servicing Agreement by and between Equitable and Integrity, previously filed with this Registration Statement No. 2-74667 on April 19, 1989, refiled electronically on August 3, 1998.

             9. (a) Opinion of Hebert P. Shyer, Executive Vice President and
                    General Counsel of Equitable, previously filed with this Registration Statement No. 2-74667 on November 6, 1983, refiled electronically on August 3, 1998.

                (b) Opinion of Hebert P. Shyer, Executive Vice President and
                    General Counsel of Equitable, as to the legality of the securities being registered, previously filed with this Registration Statement No. 2-74667 on April 24, 1987, refiled electronically on August 3, 1998.

            10. (a) Consent of PricewaterhouseCoopers LLP.

                (b) Powers of Attorney.

            11. Not applicable.

            12. Not applicable.

            13. Not applicable.

Item 25: Directors and Officers of Equitable.

         Set forth below is information regarding the directors and principal officers of Equitable. Equitable's address is 1290 Avenue of Americas, New York, New York 10104. The business address of the persons whose names are preceded by an asterisk is that of Equitable.


                                            POSITIONS AND
NAME AND PRINCIPAL                          OFFICES WITH
BUSINESS ADDRESS                            EQUITABLE
----------------                            ---------

DIRECTORS

Francoise Colloc'h                          Director
AXA
23, Avenue Matignon
75008 Paris, France

Henri de Castries                           Director
AXA
23, Avenue Matignon
75008 Paris, France

Joseph L. Dionne                            Director
198 Wieton Road
New Canaan, CT 06840

Denis Duverne                               Director
AXA
23, Avenue Matignon
75008 Paris, France

Jean-Rene Fourtou                           Director
Rhone-Poulenc S.A.
25 Quai Paul Doumer
92408 Courbevoie Cedex,
France

Norman C. Francis                           Director
Xavier University of Louisiana
7325 Palmetto Street
New Orleans, LA 70125

                                            POSITIONS AND
NAME AND PRINCIPAL                          OFFICES WITH
BUSINESS ADDRESS                            EQUITABLE
----------------                            ---------

Donald J. Greene                            Director
LeBouef, Lamb, Greene & MacRae
125 West 55th Street
New York, NY 10019-4513

John T. Hartley                             Director
Harris Corporation
1025 NASA Boulevard
Melbourne, FL 32919

John H.F. Haskell Jr.                      Director
SBC Warburg Dillion Read LLC
535 Madison Avenue
New York, NY 10028

Mary R. (Nina) Henderson                    Director
Bestfoods
International Plaza
700 Sylvan Avenue
Englewood Cliffs, NJ 07632-9976

W. Edwin Jarmain                            Director
Jarmain Group Inc.
121 King Street West
Suite 2525
Toronto, Ontario M5H 3T9,
Canada

George T. Lowy                              Director
Cravath, Swaine & Moore
825 Eighth Avenue
New York, NY 10019

                                            POSITIONS AND
NAME AND PRINCIPAL                          OFFICES WITH
BUSINESS ADDRESS                            EQUITABLE
----------------                            ---------

Didier Pineau-Valencienne                   Director
Credit Suisse First Boston 64,
rue de Miromesmil 75008
Paris, France

George J. Sella, Jr.                        Director
P.O. Box 397
Newton, NJ 07860

Peter J. Tobin                              Director
St. John's University
8,000 Utopia Parkway
Jamaica, NY 11439

Dave H. Williams                            Director
Alliance Capital Management Corporation
1345 Avenue of the Americas
New York, NY 10105


OFFICER-DIRECTORS
-----------------

*Michael Hegarty                            President, Chief Operating
                                            Officer and Director

*Edward D. Miller                           Chairman of the Board,
                                            Chief Executive Officer
                                            and Director

* Stanley B. Tulin                          Vice Chairman of the Board,
                                            Chief Financial Officer and Director

OTHER OFFICERS
--------------

*Leon Billis                                Executive Vice President
                                            and Chief Information Officer

*Derry Bishop                               Executive Vice President and
                                            Chief Agency Officer

*Harvey Blitz                               Senior Vice President

*Robert T. Brockbank                        Executive Vice President
                                            and AXA Group Deputy Chief
                                            Information Officer

*Kevin R. Byrne                             Senior Vice President and Treasurer

*John A. Caroselli                          Executive Vice President

Selig Ehrlich                               Senior Vice President and
                                            Chief Actuary

*Alvin H. Fenichel                          Senior Vice President and
                                            Controller

                                            POSITIONS AND
NAME AND PRINCIPAL                          OFFICES WITH
BUSINESS ADDRESS                            EQUITABLE
----------------                            ---------

*Paul J. Flora                              Senior Vice President and Auditor

*Robert E. Garber                           Executive Vice President and
                                            Chief Legal Officer

*James D. Goodwin                           Vice President

*Edward J. Hayes                            Senior Vice President

*Craig Junkins                              Senior Vice President

*Donald R. Kaplan                           Senior Vice President and Chief
                                            Compliance Officer and Associate
                                            General Counsel

*Michael S. Martin                          Executive Vice President and Chief
                                            Marketing Officer

*Richard J. Matteis                         Executive Vice President


*Peter D. Noris                             Executive Vice President and Chief
                                            Investment Officer

*Brian S. O'Neil                            Executive Vice President

*Anthony C. Pasquale                        Senior Vice President

*Pauline Sherman                            Senior Vice President, Secretary and
                                            Associate General Counsel

*Samuel B. Shlesinger                       Senior Vice President

*Richard V. Silver                          Senior Vice President and
                                            General Counsel

*Jose Suquet                                Senior Executive Vice President and
                                            Chief Distribution Officer

*Naomi J. Weinstein                         Vice President

*Gregory Wilcox                             Executive Vice President

*R. Lee Wilson                              Executive Vice President

*Maureen K. Wolfson                         Vice President

Item 26. Persons Controlled by or Under Common Control with the Insurance Company or Registrant.



     Separate Account No. 301 of The Equitable Life Assurance Society of the United States (the "Separate Account") is a separate account of Equitable. Equitable, a New York stock life insurance company, is a wholly owned subsidiary of AXA Financial, Inc. (the "Holding Company") (formerly the Equitable Companies Incorporated), a publicly traded company.


         The largest stockholder of the Holding Company is AXA which as of December 31, 1999 beneficially owned 58.0% of the Holding Company's outstanding common stock. AXA is able to exercise significant influence over the operations and capital structure of the Holding Company and its subsidiaries, including Equitable. AXA, a French company, is the holding company for an international group of insurance and related financial services companies.

                  ORGANIZATION CHART OF EQUITABLE'S AFFILIATES

AXA Financial, Inc. (formerly the Equitable Companies, Incorporated) (1991) (Delaware)


    Donaldson Lufkin & Jenrette, Inc. (1933) (Delaware) (38.31%)
    (See Addendum B(1) for subsidiaries)

    AXA Client Solutions, LLC (1999) (Delaware)

        AXA Distribution Holding Corporation (1999) (Delaware)

            AXA Advisors, LLC (formerly EQ Financial Consultants, Inc. (1971) Delaware)(a)(b)

        The Equitable Life Assurance Society of the United States (1989) (New York)(a)(b)

             The Equitable of Colorado, Inc. (l983) (Colorado)


             EVLICO East Ridge, Inc. (1995) (California)

             GP/EQ Southwest, Inc. (1995) (Texas)

             Franconom, Inc. (1985) (Pennsylvania) (50.00%)

             Frontier Trust Company (1987) (North Dakota)

             Gateway Center Buildings, Garage, and Apartment Hotel, Inc. (inactive) (pre-l970) (Pennsylvania)

             Equitable Deal Flow Fund, L.P.

                 Equitable Managed Assets (Delaware)

             Real Estate Partnership Equities (various)

             EREIM LP Associates (99%)

                 EML Associates, L.P. (19.8%)

             Alliance Capital Management L.P. (2.7% limited partnership interest)


             ACMC, Inc. (1991) (Delaware)(s) (Note 5)

                 Alliance Capital Management L.P. (1988) (Delaware) (38.6% limited partnership interest)

             EVSA, Inc. (1992) (Pennsylvania)

             Prime Property Funding, Inc. (1993) (Delaware)

             Wil Gro, Inc. (1992) (Pennsylvania)

             Equitable Underwriting and Sales Agency (Bahamas) Limited (1993) (Bahamas)



(a) Registered Broker/Dealer      (b) Registered Investment Advisor

    AXA Client Solutions, LLC (cont.)
       AXA Distribution Holding Corp. (cont.)
       Equitable Life Assurance Society of the United States (cont.)


             Fox Run, Inc. (1994) (Massachusetts)

             STCS, Inc. (1992) (Delaware)

             CCMI Corporation (1994) (Maryland)

             HVM Corporation (199 ) (Maryland)

             EVSA Incorporated (    ) (Delaware)

             FTM Corporation (1994) (Maryland)

             Equitable BJVS, Inc. (1992) (California)

             Equitable Rowes Wharf, Inc. (1995) (Massachusetts)


             ELAS Realty, Inc. (1996) (Delaware)

             ELAS Realty, Inc. (Georgia)

             Equitable Structured Settlement Corporation (1996) (Delaware)

             Prime Property Funding II, Inc. (1997) (Delaware)

             Sarasota Prime Hotels, Inc. (1997) (Florida)

             ECLL, Inc. (1997) (Michigan)


             Equitable Holdings LLC (1997) (New York) (into which Equitable Holding Corporation was merged in 1997)

               ELAS Securities Acquisition Corp. (l980) (Delaware)

               100 Federal Street Realty Corporation (    ) (Massachusetts)

               100 Federal Street Funding Corporation (Massachusetts)

               EquiSource of New York, Inc. (1986) (New York) (See Addendum A for subsidiaries)

               Equitable Casualty Insurance Company (l986) (Vermont)

               EREIM LP Corp. (1986) (Delaware)


                   EREIM LP Associates (L.P.) (1%)

                       EML Associates (L.P.) (.02%)


(a) Registered Broker/Dealer      (b) Registered Investment Advisor

  AXA Client Solutions, LLC (cont.)
     AXA Distribution Holding Corp. (cont.)
     The Equitable Life Assurance Society of the United States (cont.)

        Equitable Holdings, LLC (cont.)


              Equitable JVS, Inc. (1988) (Delaware)

                   Astor/Broadway Acquisition Corp. (1990) (New York)

                   Astor Times Square Corp. (1990) (New York)

                   PC Landmark, Inc. (1990) (Texas)

                   Equitable JVS II, Inc. (1994) (Maryland)


                   EJSVS, Inc. (1995) (New Jersey)

              Donaldson, Lufkin & Jenrette, Inc. (1985 by EIC; 1993 by EQ and
              EHC) (Delaware) (31.47%) (See Addendum B(1) for subsidiaries)

              JMR Realty Services, Inc. (1994) (Delaware)

              Equitable Investment Corporation (l97l) (New York)


                   Stelas North Carolina Limited Partnership (50% limited partnership interest) (l984)

                   Equitable JV Holding Corporation (1989) (Delaware)

                   Alliance Capital Management Corporation (l991) (Delaware) (b) (See Addendum B(2) for subsidiaries)


                   Equitable Capital Management Corporation (l985)
                   (Delaware) (b)
                      Equitable Capital Private Income and Equity
                      Partnership II, L.P. (Delaware)


                   EQ Services, Inc. (1992) (Delaware)

                   EREIM Managers Corp. (1986) (Delaware)


                      ML/EQ Real Estate Portfolio, L.P. (Delaware)

                          EML Associates, L.P. (New York)


                   (a) Registered Broker/Dealer (b) Registered Investment
                   Advisor

                 ORGANIZATION CHART OF EQUITABLE'S AFFILIATES


                            ADDENDUM A - SUBSIDIARY
                        OF EQUITABLE HOLDINGS, LLC
                       HAVING MORE THAN FIVE SUBSIDIARIES

            -------------------------------------------------------

EquiSource of New York, Inc. (formerly Traditional Equinet Business Corporation of New York) has the following subsidiaries that are brokerage companies to make available to Equitable Agents within each state traditional (non-equity) products and services not manufactured by Equitable:

      EquiSource of Alabama, Inc. (1986) (Alabama)
      EquiSource of Arizona, Inc. (1986) (Arizona)
      EquiSource of Arkansas, Inc. (1987) (Arkansas)
      EquiSource Insurance Agency of California, Inc. (1987) (California) EquiSource of Colorado, Inc. (1986) (Colorado)
      EquiSource of Delaware, Inc. (1986) (Delaware)
      EquiSource of Hawaii, Inc. (1987) (Hawaii)
      EquiSource of Maine, Inc. (1987) (Maine)
      EquiSource Insurance Agency of Massachusetts, Inc. (1988)
      (Massachusetts)
      EquiSource of Montana, Inc. (1986) (Montana)
      EquiSource of Nevada, Inc. (1986) (Nevada)
      EquiSource of New Mexico, Inc. (1987) (New Mexico)
      EquiSource of Pennsylvania, Inc. (1986) (Pennsylvania)

      EquiSource of Puerto Rico, Inc. (1997) (Puerto Rico)

      EquiSource Insurance Agency of Utah, Inc. (1986) (Utah)
      EquiSource of Washington, Inc. (1987) (Washington)
      EquiSource of Wyoming, Inc. (1986) (Wyoming)

                  ORGANIZATION CHART OF EQUITABLE'S AFFILIATES
                      ADDENDUM B - INVESTMENT SUBSIDIARIES
                       HAVING MORE THAN FIVE SUBSIDIARIES

                      ------------------------------------

Donaldson, Lufkin & Jenrette, Inc. has the following subsidiaries, and approximately 150 other subsidiaries, most of which are special purpose\subsidiaries (the number fluctuates according to business needs):

         Donaldson, Lufkin & Jenrette, Securities Corporation (1985) (Delaware) (a) (b)
              Wood, Struthers & Winthrop Management Corp. (1985)
              (Delaware) (b)
         Autranet, Inc. (1985) (Delaware) (a)
         DLJ Real Estate, Inc.
         DLJ Capital Corporation (b)
         DLJ Mortgage Capital, Inc. (1988) (Delaware)

Alliance Capital Management Corporation (as general partner) (b) has the following subsidiaries:


      Alliance Capital Management L.P. (1988) (Delaware) (b)
            Albion Alliance LLC  (Delaware) (37.6%)
            Cursitor Alliance LLC (Delaware) (93%)
            Cursitor Alliance Holdings Ltd.  (U.K.)
             Draycott Partners, Ltd  (MA)
             Cursitor Alliance Services Ltd.  (U.K.)
             Cursitor Management Co. S.A.  (Lux.)
             Alliance Asset Allocation Ltd.  (U.K.)
                Cursitor Eaton Asset Allocation Management Co. (NY) (50%) Alliance Cecogest S.A. (France) (75%)
                      Cursitor Courtage SARL  (France)
                      Cursitor Gestion S.A.  (France)
    Alliance Capital Management Corporation of  Delaware  (Delaware) (100%)
      Alliance Fund Services, Inc.  (Delaware) (a)
      Alliance Fund Distributors, Inc.  (Delaware) (a)
      Alliance Capital Oceanic Corp.  (Delaware)
      Alliance Capital Management (Brazil) Ltd.  (Brazil) (99%)
      Alliance Capital Management Australia Limited  (Australia)
      Meiji - Alliance Capital Corp.  (Delaware) (50%)
      Alliance Capital (Luxembourg) S.A.  (Lux.) (99%)
      Alliance Barra Research Institute, Inc.  (Delaware)
      Alliance Capital Management Canada, Inc.  (Delaware)
      Alliance Capital Global Derivatives Corp.  (Delaware)
      ACM Fund Services, S.A.  (Lux.) (99%)
         ACM Fund Services (Espana) S.L.  (Spain)
      Alliance Capital Management (Singapore) Ltd.  (Singapore)
      ACM CIIC Investment Management Ltd.  (Cayman Islands) (54%)
      ACM Software Services Ltd.  (Delaware)
      East Fund Managementberatung GmbH.  (Australia) (51%)
        Albion Alliance EFM  (Czech) (49%)
        East Fund Management (Cyprus) Ltd.  (Cyprus) (99%)
          EFM Consultanta Financiara Bucuresti SRL  (Romania)
      Alliance Capital (Mauritius) Private Ltd.  (Mauritius)
            Alliance Capital Asset Management (India) Private Ltd.
               (India) (75%)
         ACSYS Software India Private Ltd.  (India) (51%)
       ACAM Trust Company Private Ltd.  (India)
       Alliance Eastern Europe, Inc.  (Delaware)
       Alliance Capital Management (Asia) Ltd.  (Delware)
       Alliance Capital Management (Turkey) Ltd.  (Turkey)
       Alliance Capital Mangement (Japan) Inc. 1261  (Delaware)
          Alliance Capital Invest Tr. Mgmt. K.K.  (Japan)
       Alliance Capital Limited  (U.K)
          Alliance Capital Services Ltd.  (U.K.)
                      Dimentional Trust Management Ltd.  (U.K)
       Alliance Corporate Finance Group Inc.  (Delaware)
       BCN Alliance Capital Management SA  (Brazil) (50%)
       Przymierze Trust Fund Co.  (Poland) (49%)
       Alliance SBS-AGRO Captial Management Co.  (Russia) (49%)
       Pekao/Alliance PTE S.A.  (Poland) (49%)
       Whittingdale Holdings Ltd.  (U.K.)
          Alliance Capital Whittingdale Ltd.  (U.K)
          ACM Investments Ltd.  (U.K.)
          Whittingdale Nominees Ltd.  (U.K.)
        Hanwha Investment Trust Mgmt. Co., Ltd.  (South Korea) (20%)
        New Alliance Asset Mangement (Asia) Ltd.  (H.K.) (50%)
        ACM New-Alliance (Luxemborg) S.A.  (Lux.)
        Alliance Odyssey Capital Mgmt. (Porprietary) Ltd.  (South Africa) (80%)
         Alliance-MBCA Capital (Private) Ltd.  (Zimbabwe) (50%)
         Alliance Odyssey Capital Mgmt. (Nambia) (Proprietary) Ltd.  (Nambia)



             (a) Registered Broker/Dealer      (b) Registered Investment Advisor

                               AXA GROUP CHART

The information listed below is dated as of January 1, 2000; percentages shown represent voting power. The name of the owner is noted when AXA indirectly controls the company.

                          AXA INSURANCE AND REINSURANCE

COMPANY                           COUNTRY        VOTING POWER
-------                           -------        ------------

AXA Assurances IARD               France         100% by AXA France Assurance

AXA Assurances Vie                France         6.48% by AXA Assurances IARD,
                                                 82.40% by AXA France Assurance
                                                 and 11.13% by AXA Collectives

AXA Courtage IARD                 France         99.77% by AXA France Assurance

AXA Conseil Vie                   France         100% by AXA France Assurance

AXA Conseil IARD                  France         100% by AXA France Assurance

Direct Assurances Vie             France         100% by AXA Direct

Juridica                          France         7.81% by AXA Assurance IARD,
                                                 89.27% by AXA France Assurance
                                                 1.44% by AXA Courtage IARD

AXA Assistance                    France         100% by AXA

AXA Collectives                   France         94.47% by AXA France Assurance,
                                                 3.69% by AXA Assurances IARD
                                                 and 1.25% by AXA Courtage IARD

NSM Vie                           France         40.64% by AXA France Assurance

AXA Global Risks                  France         98.49% by AXA France
                                                 Assurance

Argovie                           France         94.03% by AXA Collectives

S.P.S. Re                         France         69.03% by AXA Reassurance

COMPANY                           COUNTRY        VOTING POWER
-------                           -------        ------------

Direct Assurance                  France         100% by AXA Direct

Natio Assurances                  France         50% by AXA Assurances IARD

AXA Assistance                    France         100% by AXA

AXA Reassurance                   France         86.33% by AXA, 8.25% by AXA
                                                 Assurances IARD, 5.07% by
                                                 AXA Global Risks, 0.13% by
                                                 AXA France Assurances and
                                                 0.02% by AXA Collectives

AXA Re Finance                    France         79% owned by AXA Reassurance

AXA Cessions                      France         100% by AXA

UAB                               Belgium        100% by AXA Holdings Belgium

Ardenne Prevoyante                Belgium        99.99% by AXA Holdings Belgium
                                                 and 0.01% by AXA Royale Belge

Assurance Courtraisienne          Belgium        100% by AXA Holdings Belgium

AXA Royale Belge                  Belgium        99.57% by AXA Holdings Belgium
                                                 and 0.43% by UAB

Assurances de la Poste            Belgium        50% by AXA Holdings Belgium

Assurances de la Poste Vie        Belgium        50% by AXA Holdings Belgium

C.G.R.M. Monte Carlo              France         99.99% by AXA Reassurance

AXA Assurance Vie Luxembourg      Luxembourg     100% by AXA Luxembourg S.A.

Paneurore                         Luxembourg     5% by AXA Portugal Companhia de
                                                 Seguros, 20% by AXA Colonia
                                                 Versicherungs, 5% by AXA
                                                 Assicurazioni, 10% by Aurora
                                                 Iberica SA de Seguros y Reas,
                                                 20% by AXA Insurance IK,
                                                 20% by Royale Belge
                                                 Investissement and
                                                 20% by Saint George Re

Crealux                           Luxembourg     100% by AXA Holdings Belgium

Futur Re                          Luxembourg     100% by AXA Global Risks

AXA Assurances Luxembourg         Luxembourg     100% by AXA Luxembourg SA

Hilo Direct Seguros y Reaseguros  Spain          71.43% by AXA Aurora

Ayuda Legal SA de Seguros y       Spain          88% by AXA Aurora Iberica SA de
Reaseguros                                       Seguros y Reaseguros and 12% by
                                                 AXA Seguros de Seguros
                                                 Reaseguros

Aurora Iberica SA de              Spain          99.82% by AXA Aurora
Seguros y Reaseguros

AXA Seguros de Seguros y          Spain          1.45% by AXA and 97.06% by
Reasegiros                                       Aurora Iberica SA de Seguros y
                                                 Reas

Eurovita                          Italy          30% owned by AXA Assicurazioni

UAP Vita                          Italy          62.21% by AXA, 18.70% by AXA
                                                 Conseil Vie, and 19.08% by AXA
                                                 Collectives

AXA Interlife                     Italy          100% by AXA

AXA Assicurazioni                 Italy          84.10% by AXA, 11.70% by
                                                 Grupo UAP Italiana, 2.11% by
                                                 AXA Conseil Vie and 2.07%%
                                                 by AXA Collectives

AXA Equity & Law Plc              U.K.           100% by AXA Sun Life
Assurance Society

AXA Global Risks (U.K) Ltd        U.K.           100% by AXA Global Risks
                                                 (France)

English & Scottish                U.K.           100% by AXA UK

AXA UK                            U.K.           100% by AXA

AXA Sun Life                      U.K.           100% by Sun Life and Provincial
                                                 Holdings Plc

AXA UK Holding Ltd.               U.K.           100% by AXA Reassurance

Guardian Insurance Ltd.           U.K.           100% by Guardian Royal Exchange
                                                 Plc

GREA Assurance                    U.K.           100% by Guardian Royal
                                                 Exchange Plc

PPP Group Plc.                    U.K.           100% by Guardian Royal
                                                 Exchange Plc

PPP Healthcare Ltd.               U.K.           100% by Guardian Royal
                                                 Exchange Plc

PPP Lifetimecare                  U.K.           100% by Guardian Royal
                                                 Exchange Plc

AXA Insurance UK                  U.K.           100% by Guardian Royal
                                                 Exxchange Plc

AXA Reinsurance UK Plc.           U.K.           100% by AXA UK Holding Ltd.

AXA Sun Life Holdings Plc.        U.K.           100% by SLPH

AXA Nederland BV                  The Nether-    51.31% AXA Royal Belge, 38.94%
                                  lands          by Gelderland and 4.11% by
                                                 AXA Holdings Belgium

AXA Schade                        The Nether-    100% by AXA Verzekeringen
                                  lands

AXA Zorg NV                       The Nether-    100% by UAP Verzekeringen
                                  lands

Vinci BV                          The Nether-    100% by AXA
                                  lands

AXA Leven NV                      The Nether-    100% by AXA Verzekeringen
                                  lands

UAP Niew Rotterdam Beheer         The Nether-    100% by AXA Nederland BV
                                  lands

AXA Zorg NV                       The Nether-    100% by AXA Verzekeringen
                                  lands

AXA Portugal Companhia de         Portugal       9.63% by AXA Global Risk, 2.28%
Serguros                                         by AXA Portugal Seguros
                                                 Vida, 5.71% by AXA Conseil Vie
                                                 and 81.93% by AXA
                                                 Participations

AXA Portugal Seguros Vida         Portugal       87.63% by AXA Conseil Vie and
                                                 7.46% by AXA Participations

AXA Compagnie d' Assurances       Switzerland    99.95% AXA Participations

AXA Compagnie d' Assurances       Switzerland    94.99% by AXA Participations
sur la Vie                                       and 5.01% by AXA Compagnie
                                                 d'Assurance.

AXA Al Amane Assurances           Morocco        99.99% by AXA Ona

Epargne Croissance                Morocco        99.59% by AXA Al Amane
                                                 Assurances

Compagnie Africaine               Morocco        100% by AXA Al Almane
d'Assurance                                      Assurances

AXA Canada                        Canada         100% by AXA

AXA Canada ADP                    Canada         100% by AXA Canada

AXA Colonia Krankenversicherung   Germany        51% by AXA Colonia Konzern AG
                                                 and 48.36% by AXA Colonia Leben

Colonia Nordstern Versicherungs   Germany        100% by AXA Colonia Konzern AG

Sicher Direct                     Germany        50% by AXA Colonia Konzern AG
                                                 and 50% by AXA Direct

Albingia Versicherung             Germany        98.98% by GRE Continental
                                                 Europe Holding Gmbh

Albingia Lebenversicherung        Germany        100% by Albingia Versicherung

AXA Colonia Leben                 Germany        50% by AXA Colonia Konzern AG
                                                 and 50% by AXA Colonia
                                                 Versicherung

AXA Colonia Versicherung          Germany        100% by AXA Colonia Konzern AG

AXA Norstern Art                  Germany        100% by AXA Colonia Konzern AG

Tellit Vie                        Germany        100% by AXA-Colonia Konzern
                                                 AG

National Mutual Financial         Australia      100% by National Mutual
Services                                         Holdings

AXA Oyak Hayat Sigorta            Turkey         100% by AXA Oyak Holding AS

AXA Oyak Sigorta                  Turkey         0.70% by AXA Oyak Hayat
                                                 Sigorta and 70.32% by AXA
                                                 Oyak Holding AS

AXA Minmerals Assurance Co. Ltd.  China          51% by AXA China

COMPANY                           COUNTRY        VOTING POWER
-------                           -------        ------------

AXA Non Life Insurance Co. Ltd.   Japan          100% by AXA Direct

AXA Life Insurance                Japan          100% by AXA

Dongbu AXA Life                   South Korea    100% by AXA

AXA Insurance Investment          Singapore      100% by AXA
Holdings

AXA Insurance Singapore           Singapore      100% by AXA Insurance
                                                 Investment Holding

AXA Life Singapore                Singapore      100% by National Mutual
                                                 International

GRE Singapore Branch              Singapore      100% by AXA

AXA Life Hong Kong                Singapore      100% by AXA

AXA Insurance Hong Kong           Hong Kong      82.5% by AXA Insurance
                                                 Investment Holdings Pte Ltd
                                                 and 17.5% by AXA

National Mutual Asia Ltd.         Hong Kong      53.8% by National Mutual
                                                 Holdings, Ltd and 20% by Detura

AXA China Region Ltd.             Hong Kong      73.55% by National Mutual
                                                 Holdings

Guardian Insurance Ltd.           Hong Kong      100% by AXA
Hong Kong

The Equitable Life Assurance      U.S.A.         100% by AXA Financial Inc.
Society of the United States
(ELAS)

AXA Reinsurance                   U.S.A.         100% by AXA America

AXA America                       U.S.A.         100% by AXA Reassurance

AXA Global Risks US               U.S.A.         96.39% by AXA Global Risks and
                                                 3.61% by Colonia Nordstern
                                                 Versicherungs AG

AXA Re Life Insurance Company     U.S.A.         100% by AXA America

National Mutual Holdings          Australia      42.1% by AXA and 8.9% by
                                                 AXA Equity & Law Life
                                                 Assurance Society

National Mutual International     Australia      100% by National Mutual
                                                 Holdings Ltd

Australian Casualty Insurance     Australia      100% by National Mutual
Property Ltd                                     Holdings

National Mutual Health            Australia      100% by National Mutual
Insurance Pty Ltd                                Holdings Ltd

Guardian Dublin Docks             Ireland        100% by Guardian PMPA Group
                                                 Ltd.

Guardian PMPA Group Ltd.          Ireland        100 by Guardian Royal
                                                 Exchange Plc

Detura                            Hong Kong      75% by National Mutual Holdings

AXA Insurance Singapore           Singapore      100% by AXA Insurance
                                                 Investment Holdings

AXA Reinsurance Asia              Singapore      100% by AXA Reassurance

COMPANY                           COUNTRY        VOTING POWER
-------                           -------        ------------

AXA Reinsurance U.K. Plc.         U.K.           100% owned by AXA U.K.
                                                 Holding Ltd.

Nordstern Colonia Versicherung    Austria        89.95% by AXA Colonia
                                                 Versicherungs
                                                 and 10.05% by Colonia Leben

                       FINANCIAL SERVICES AND REAL ESTATE

COMPANY                           COUNTRY        VOTING POWER
-------                           -------        ------------

Compagnie Financiere de Paris     France         96.89% by AXa 0.27% by AXA
(C.F.P.)                                         Assurance IARD and 0.01% by
                                                 Societe Beaujon

AXA Banque                        France         98.7% by Compagnie
                                                 Financiere de Paris

AXA Credit                        France         65% by Compagnie
                                                 Financiere de Paris

Sofapi                            France         100% by Compagnie
                                                 Financiere de Paris

Holding Soffim                    France         100% by Compagnie
                                                 Financiere de Paris

Sofinad                           France         100% by Compagnie
                                                 Financiere de Paris

Banque des Tuileries              France         100% by Compagnie
                                                 Financiere de Paris

Banque de Marches et d'Arbitrage  France         19.51% by AXA and 8.2% by AXA
                                                 Courtage IARD

AXA Investment Managers           France         5.28% by AXA Royale Belge,
                                                 56.48 BY AXA, 1.02% by AXA
                                                 Reassurance, 19.46% by AXA
                                                 Assurance IARD, 5.12% by AXA
                                                 Colonia Konzern and 0.25% By
                                                 Direct Assurances, 2.63% by
                                                 AXA Leven NV, 5.10% by National
                                                 Fund Management, 2.03% by AXA
                                                 Courtege IARD

Banque Worms                      France         1.91% by AXA France Assurance,
                                                 5.32% by AXA Collectives, 6.30%
                                                 by AXA Courtage IARD, 3.06% by
                                                 AXA Conseil Vie, 10.72% by AXA
                                                 Assurances IARD, 21.63% by AXA
                                                 Assurance Vie, 49.56% by
                                                 Compagnie Financiere de Paris

Investment Managers Paris         France         100% by AXA Investment Managers

Transaxim                         France         100% by Compagnie Financiere
                                                 de Participations

AXA Millesimes                                   10.10% by AXA Reassurance,
                                                 11.95% by AXA Reassurance,
                                                 7.26% by Societe Beaujon,
                                                 6.87% by Jour Finance

AXA Colonia Asset Management      Germany        51% by AXA Investment
                                                 Managers and 49% by AXA
                                                 Colonia Konzern AG

AXA Colonia KAG                   Germany        51% by AXA Investment
                                                 Managers and 26.50% by AXA
                                                 Colonia Konzern AG

AXA Colonia Bausparkasse AG       Germany        66.67% by AXA Colonia
                                                 Konzern AG and 32.99% by
                                                 AXA Colonia Leben

Banque IPPA                       Belgium        100% by AXA Holdings Belgium

Royal Belge Investissement        Belgium        100% by AXA Royale Belge

AXA IM Bruxelles                  Belgium        100% by AXA Investment
                                                 Managers

AXA Banque Belgium                Belgium        100% by AXA Holdings Belgium

Royale Belge Investissement       Belgium        100% by AXA Royale Belge

Sun Life Asset Management         U.K.           66.67% by Sun Life and
                                                 Provincial Holdings Plc and
                                                 33.33% by AXA Asset Management
                                                 Ltd.

COMPANY                           COUNTRY        VOTING POWER
-------                           -------        ------------

Alliance Capital Management Corp. U.S.A.         100% held by The Equitable
                                                 Life Assurance Society

Donaldson Lufkin & Jenrette       U.S.A.         0.13% by AXA, 31.44% by
                                                 the ELAS, 38.27% by AXA
                                                 Financial Inc. and 1.31%
                                                 by AXA Participations Belgium

AXA IM Holdings Inc.              U.S.A.         100% by AXA Investment
                                                 Managers

AXA IM Rose                       U.S.A.         90% by AXA Investment
                                                 Managers and 10% by AXA IM
                                                 Holdings Inc.

AXA Rosenberg LLC                 U.S.A.         50% by AXA IM Rose

National Mutual Funds             Australia      100% owned by National
Management                                       Mutual Holdings

AXA Investment Managers           Japan          100% by AXA Investment
Tokyo                                            Managers

AXA Investment Managers           The Nether-    100% by AXA Investment
Den Haag                          lands          Managers

AXA IM HK SAR                     Hong Kong      100% by AXA Investment
                                                 Managers

AXA Investment Managers           Hong Kong      100% by AXA Investment
Hong Kong                                        Managers

COMPANY                           COUNTRY        VOTING POWER
-------                           -------        ------------

S.G.C.I.                          France         100% by AXA

Compagnie Parisienne de           France         100% by Sofinad
Participations (C.P.P.)

Monte Scopeto                     France         99.99% by Compagnie
                                                 Parisienne de Participations

Colisee Jeuneurs                  France         99.82% by Colisee Suresnes and
                                                 0.17% by Compagnie Parislenne
                                                 de Participation

Colisee Delcasse                  France         99.98% by Colisee Suresnes

Colisee Victoire                  France         99.74% by S.G.C.I.

Colisee Suresnes                  France         21.19% by AXA Assurance IARD,
                                                 0.92% by Societe Beaujon,
                                                 51.07% by Compagnie Financiere
                                                 de Paris, 20.63% by Jour
                                                 Finance and 2.53% by AXA
                                                 Courtage IARD

Colisee 21 Matignon               France         99.44% by S.G.C.I. and 0.55% by
                                                 AXA

COMPANY                           COUNTRY        VOTING POWER
-------                           -------        ------------

Colisee Saint Georges SA          France         100% by SGCI

                       HOLDINGS AND MISCELLANEOUS BUSINESS

COMPANY                           COUNTRY        VOTING POWER
-------                           -------        ------------

AXA Direct                        France         100% by AXA

Societe Beaujon                   France         100% by AXA

Lor Finance                       France         99.87% by AXA

Jour Finance                      France         60.47% by AXA Conseil Vie,
                                                 39.53% by AXA Assurance IARD


Financiere 45                     France         100% by AXA

Mofipar                           France         99.92% by AXA

AXA Participations                France         53.15% by AXA, 21.90% by AXA
                                                 Global Risks and 24.95% by AXA
                                                 Courtage IARD

Colisee Excellence                France         100% by Financiere Mermoz

Financiere Mermoz                 France         100% by AXA

AXA France Assurance              France         100% by AXA

AXA China                         France         49% by AXA Region Limited
                                                 and 51% by AXA

AXA Participations Belgium        Belgium        17.65% by AXA Global Risks,
                                                 75% by AXA, 1.82% by AXA
                                                 Conseil IARD and 5.53% by AXA
                                                 Courtage IARD

Finaxa Belgium                    Belgium        99.99% by AXA

AXA Holdings Belgium              Belgium        43.75% by AXA, 3.02% by AXA
                                                 Global Risks, 49.10% by AXA
                                                 Participations Belgium and
                                                 4.11% by Vinci BV

GRE Continental Europe            Germany        100% by AXA Cononia Konzern AG
Holding Gmbh

AXA-Colonia Konzern AG            Germany        39.73% by Vinci BV, 25.63% by
                                                 Kolnische Verwaltungs and
                                                 21.62% by AXA

Kolnische Verwaltungs             Germany        67.72% by Vinci BV, 22.99% by
                                                 AXA Colonia Konzern AG and
                                                 8.83% by AXA

AXA Luxembourg SA                 Luxembourg     100% by AXA Holdings Belgium

AXA Ona                           Morocco        51% by AXA Participations

Gelderland                        The Nether-    100% by AXA Holdings Belgium
                                  lands

AXA Oyak Holdings AS              Turkey         50% by AXA

AXA Financial Inc.                U.S.A.         4.12% by AXA Equity & Law
                                                 Life Assurance Society, 43.01
                                                 by AXA, 2.97% by AXA
                                                 Reassurance, 0.03% by AXA
                                                 America, 0.44% by Societe
                                                 Beaujon, 3.21% by Fianciere 45
                                                 and 6.46% by LOR Finance

AXA Aurora                        Spain          30% owned by AXA and 40% by
                                                 AXA Participations

AXA Equity & Law Plc              U.K.           99.94 by AXA Life

Sun Life and Provincial           U.K.           34.52% by AXA and 21.81% by
Holdings (SLPH)                                  AXA Equity & Law Plc

                  ORGANIZATION CHART OF EQUITABLE'S AFFILIATES

                                     NOTES
                                     -----

1. The year of formation or acquisition and state or country of incorporation of each affiliate is shown.

2. The chart omits certain relatively inactive special purpose real estate subsidiaries, partnerships, and joint ventures formed to operate or develop a single real estate property or a group of related properties, and certain inactive name-holding corporations.


3. All ownership interests on the chart are 100% common stock ownership except: (a) AXA Financial, Inc.'s 38.6% interest in Donaldson, Lufkin & Jenrette, Inc., and Equitable Holdings, LLC's 31.7% interest in same; (b) as noted for certain partnership interests; (c) Equitable Life's ACMC, Inc.'s and Equitable Capital Management Corporation's limited partnership interests in Alliance Capital Management L.P.; and (d) as noted for certain subsidiaries of Alliance Capital Management Corp. of Delaware, Inc.

4. The following entities are not included in this chart because, while they have an affiliation with The Equitable, their relationship is not the ongoing equity-based form of control and ownership that is characteristic of the affiliations on the chart, and, in the case of the first entity, it is under the direction of at least a majority of "outside" trustees:

                               EQ Advisors Trust
                               Separate Accounts


5.   This chart was last revised on January 1, 2000.

Item 27. Number of Contractowners


         As of March 31, 1999 qualified annuity contracts covering 5,495 participants had been issued by the registrant.

Item 28.  Indemnification

          (a)  Indemnification of Directors and Officers

               The by-laws of The Equitable Life Assurance Society of the United States ("Equitable Life") provide, in Article VII, as follows:

          7.4 Indemnification of Directors, Officer and Employees. (a) To the extent permitted by law of the State of New York and subject to all applicable requirements thereof:

          (i) Any person made or threatened to be made a party to any action or proceeding, whether civil or criminal, by reason of the fact that he or she, or his or her testator or intestate is or was a director, officer or employee of the Company shall be indemnified by the Company;

          (ii) any person made or threatened to be made a party to any action or proceeding, whether civil or criminal, by reason of the fact that he or she, or his or her testator or intestate serves or served any other organization in any capacity at the request of the Company may be indemnified by the Company; and

         (iii) the related expenses of any such person in any of said categories may be advanced by the Company.

               (b) To the extent permitted by the law of the State or New York, the Company may provide for further indemnification or advancement of expenses by resolution of shareholders of the Company or Board of Directors, by amendment of these By-Laws, or by agreement. (Business Corporation Law ss.ss.721-726; Insurance Law ss.1216)

         The directors and officers of Equitable Life are insured under policies issued by Lloyd's of London, X.L. Insurance Company and ACE Insurance Company. The annual limit of such policies is $100 million, and the policies insure the officers and directors against certain liabilities arising out of their conduct in such capacities.

          (b)  Indemnification of Principal Underwriter

               To the extent permitted by law of the State of New York and subject to all applicable requirements thereof, AXA Advisors, LLC (formerly EQ Financial Consultants, Inc.) undertook to indemnify each of its directors and officers who is made or threatened to be made a party to any action or proceeding, whether civil or criminal, by reason of the fact that he or she is or was a director or officer of AXA Advisors, LLC.

          (c)  Undertaking

               Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


Item 29. Principal Underwriters


         (a) AXA Advisors, LLC (formerly EQ Financial Consultants, Inc.), an affiliate of Equitable, is the principal underwriter and depositor for its Separate Account No. 301, Separate Account No. 45, Separate Account A, Separate Account I, Separate Account FP ans EQ Advisors Trust. AXA Advisors, LLC's principal business address is 1290 Avenue of the Americas, NY, NY 10104.


         (b) Set forth below is certain information regarding the directors and principal officers of AXA Advisors, LLC. The business address of the persons whose names are preceded by an asterisk is that of AXA Advisors, LLC.

NAME AND PRINCIPAL                 POSITIONS AND OFFICES
BUSINESS ADDRESS                   WITH UNDERWRITER (AXA ADVISORS, LLC)
------------------                 -------------------------------------
*Michael S. Martin                 Chairman of the Board, Chief Executive
                                   Officer and Director

*Martin J. Telles                  Executive Vice President and Chief
                                   Marketing Officer

*Derry E. Bishop                   Executive Vice President and Director

*Harvey E. Blitz                   Executive Vice President and Director

*S. Patrick McGunagle              Executive Vice President and Director

*Richard V. Silver                 Director

*Mark R. Wutt                      Director

Edward J. Hayes                    Executive Vice President
200 Plaza Drive
Secaucus, NJ 07096

*Craig A. Junkins                  Executive Vice President

*Peter D. Noris                    Executive Vice President

*Mark A. Silberman                 Senior Vice President and Chief
                                   Financial Officer

*James Bodowitz                    Senior Vice President and
                                   General Counsel

Stephen T. Burnthall               Senior Vice President
6435 Shiloh Road
Suite A
Alpharetta, GA 30005

*Catherine P. Earl                 Senior Vice President

Richard Magaldi                    Senior Vice President
6435 Shiloh Road
Suite A
Alpharetta, GA 30005

*Robert Schmedt                    Senior Vice President

*Cindy Schreiner                   Senior Vice President

*Donna M. Dazzo                    First Vice President

*Robin K. Murray                   First Vice President

*James Bodowitz                    Vice President and Counsel

*Michael Brzozowski                Vice President and Compliance Director

*Amy Francesscheni                 First Vice President

*Anne Nusbaum                      First Vice President

*Philomena Scamardella             First Vice President

*Mark D. Godolsky                  Vice President and Controller

*Linda J. Galasso                  Secretary

*Francesca Divone                  Assistant Secretary


         (c)  Not applicable.

Item 30. Location of Accounts and Records


         The records required to be maintained by Section 31(a) of the Company Act of 1940 and Rules 31a-1 to 31a-3 promulgated thereunder, are maintained by Equitable at: 200 Plaza Drive, Secaucus, New Jersey 07094; 1290 Avenue of the Americas, New York, New York 10104; and 135 West 50th Street, New York, New York 10020.


Item 31. Management Services

         Not applicable.

Item 32. Undertakings

         The Registrant hereby undertakes:

         (a) to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted;

         (b) to include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a postcard or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information;

         (c) to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request; and


         (d) Equitable represents that the fees and charges deducted under the Contract described in this Registration Statement, in the aggregate, are reasonable in relation to the services rendered, the expenses to be incurred, and the risks assumed by Equitable under the Contract. Equitable bases its representation on its assessment of all of the facts and circumstances, including such relevant factors as: the nature and extent of such services, expenses and risks, the need for Equitable to earn a profit, the degree to which the Contract includes innovative features, and regulatory standards for the grant of exemptive relief under the Investment Company Act of 1940 used prior to October 1996, including the range of industry practice. This representation applies to all Contracts sold pursuant to this Registration Statement, including those sold on the terms specifically described in the prospectuses contained herein, or any variations therein, based on supplements, endorsements, data pages or riders to any Contract or prospectus, or otherwise.


         The Registrant hereby represents that it is relying on the November 28, 1988 no-action letter (Ref. No. IP-6-88) relating to variable annuity contracts offered as funding vehicles for retirement plans meeting the requirements of Section 403(b) of the Internal Revenue Code. Registrant further represents that it complies with the provisions of paragraphs (1) - (4) of that letter.

                                   SIGNATURES




         As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this amendment to the Registration Statement and has caused this amendment to the Registration Statement to be signed on its behalf in the City and State of New York, on this 24th day of April, 2000.





                                             SEPARATE ACCOUNT NO. 301 OF
                                             THE EQUITABLE LIFE ASSURANCE
                                             SOCIETY OF THE UNITED STATES
                                                     (Registrant)

                                             By: The Equitable Life Assurance
                                             Society of the United States


                                             By: /s/ Maureen K. Wolfson
                                                ---------------------------
                                                     Maureen K. Wolfson
                                                     Vice President

                                   SIGNATURES



         As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Depositor has duly caused this amendment to the Registration Statement to be signed on its behalf, in the City and State of New York, on this 24th day of April, 2000.




                                              THE EQUITABLE LIFE ASSURANCE
                                              SOCIETY OF THE UNITED STATES
                                                       (Depositor)


                                             By: /s/ Maureen K. Wolfson
                                                 --------------------------
                                                 Maureen K. Wolfson
                                                 Vice President
                                                 The Equitable Life Assurance
                                                 Society of The United States


         As required by the Securities Act of 1933 and the Investment Company Act of 1940, this amendment to the Registration Statement has been signed by the following persons in the capacities and on the date indicated:


PRINCIPAL EXECUTIVE OFFICERS:


*Edward D. Miller             Chairman of the Board, Chief Executive
                              Officer and Director

*Michael Hegarty              President, Chief Operating Officer
                              and Director



PRINCIPAL FINANCIAL OFFICER:


*Stanley B. Tulin             Vice Chairman of the Board, Chief
                              Financial Officer and Director



PRINCIPAL ACCOUNTING OFFICER:




*Alvin H. Fenichel            Senior Vice President and
                              Controller


*DIRECTORS:



Francoise Colloc'h       John T. Hartley              Didier Pineau-Valencienne
Henri de Castries        John H.F. Haskell, Jr.       George J. Sella, Jr.
Joseph L. Dionne         Michael Hegarty              Peter J. Tobin
Denis Duverne            Mary R. (Nina) Henderson     Stanley B. Tulin
Jean-Rene Fourtou        W. Edwin Jarmain             Dave H. Williams
Norman C. Francis        George T. Lowy
Donald J. Greene         Edward D. Miller


*By: /s/ Maureen K. Wolfson
    ----------------------
    Maureen K. Wolfson
    Attorney-in-Fact
    April 24, 2000

                                 EXHIBIT INDEX

EXHIBIT NO.                                                            PAGE NO.
-----------                                                            --------



10.(a)             Consent of PricewaterhouseCoopers LLP

10.(b)             Powers of Attorney.